Exhibit 10.22

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
George E. Coyle Director AA Military & Gov’t Sales			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ George E. Coyle	9-4-09	BY	/s/ Olivia L. Hitsman	9/17/09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53 214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
J.N. Kempster Director, Military Planning			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ J.N. Kempster	Sep 08, 2009	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Peter E. Blessing Vice President, Flight Operations			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Peter E. Blessing	08 Sep 2009	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Bill Wernecke - Director, Charter Dept.			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Bill Wernecke	09/03/2009	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
John L. Palo Vice President Planning			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ John L. Palo	4 Sep 09	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    . including the additions or changes made by you which additions or changes are set forth in full above is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil
Deirdre F. Steihn, Director of Military Sales
19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Deirdre F. Steihn	9/9/09	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Bill Wernecke - Director, Charter Dept.			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Bill Wernecke	09/03/2009	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Jeffrey Foland Sr. Vice President - Worldwide Sales			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Jeffrey Foland	09/04/09	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Dee Rush Manager Flight Operations			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	US Airways /s/ Dee Rush	08 Sept 09	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER	RATING	PAGE OF PAGES
DPAS (15 CFR 700)	1 77
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

HTC711-09-D-5004	01/Oct/2009	See Schedule

5. ISSUED BY	CODE HTC711	6. ADMINISTERED BY (If other than Item 5)	CODE HTC711
USTRANSCOM/TCAQ-CP	USTRANSCOM/TCAQ-CM
508 Scott Drive	508 Scott Drive
Scott AFB, IL 62225-5357	Scott AFB, IL 62225-5357

John R. Carlson	(618) 229-2505

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. delivery

EVERGREEN INTERNATIONAL AIRLINES, INC.	☒ FOB ORIGIN ☐ OTHER (See below)
DBA ALLIANCE CONTRACTOR TEAM	9. DISCOUNT FOR PROMPT PAYMENT
213 LOUDOUN STREET, SW
LEESBURG, VA 20175-2718	NET 15

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise
specified) TO THE ADDRESS	SEE SECTION G
CODE 3Q2H3	FACILITY CODE	SHOWN IN

11. SHIP TO/MARK FOR	CODE	12. payment will be made by	CODE	F67100
DFAS-LIMESTONE/DFAS-BAASD/CC
P.O. BOX 369020
LIMESTONE PAYING OFFICE
COLUMBUS, OH 43236-9020

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA Will be cited on Delivery Orders
☒ 10 U.S.C. 2304(c) (3) ☐ 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

Alliance Contractor Team’s subcontracting plan, dated 18 Aug 09, is incorporated by reference.

NOTICE: This contract is awarded under authority of FAR 30.202-6(b) which requires the contractor to submit the required Cost Accounting Standards (CAS) Disclosure Statement as soon as possible after award. Failure of the contractor to diligently pursue completion of the Disclosure Statement, including prompt response to Government requests for CAS Disclosure Statement action items, may be determined a failure to meet the contract requirements of FAR 52.230-1 and 52.230-2.

(ESTIMATED)

15G. TOTAL AMOUNT OF CONTRACT	$1,580,619,789.13

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	18
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	30	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS	1
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By Ref
☒	F	DELIVERIES OR PERFORMANCE	2
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                    , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print)			20A. NAME OF CONTRACTING OFFICER
Jeffrey P. Sanboin - Chief Market, Officer			OLIVIA L HITSMAN (618) 229-2511 lucy.hitsman@ustranscom.mil

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ Jeffrey P. Sanboin	9-10-09	BY	/s/ Olivia L. Hitsman	17 Sep 09
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

AUTHORIZED FOR LOCAL REPRODUCTION			STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable			Prescribed by GSA - FAR (48 CFR) 53.214(a)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

1. EXPANSION PEACETIME AIRLIFT SERVICES ENTITLEMENT BY CATEGORY

	Narrow Body	Wide Body (90 Ton)	Wide Body (< 90 Ton)
CAT B CARGO	53.641%	53.641%	53.641%

CAT B COMBI	0	N/A

CAT B PASSENGER	53.641%	53.641%

	Passenger	Cargo
SHORT RANGE	61.967%	0

2. MINIMUM GUARANTEE

a. The total minimum guarantee to be awarded under this contract will be those fixed award dollars negotiated and awarded from CLINS 0065 — 0091 for Charter (Category B) Airlift Services. When circumstances so dictate, the minimum may be satisfied by a combination of fixed and expansion award dollars (CLINS 0036 — 0064).

b. For those contracts awarded for expansion only, the minimum guarantee is estimated at $3000 and is based on actual costs incurred IAW the Joint Travel Regulations (JTR) for Mobilization Representative’s (MOBREP) attendance at the MOBREP Conference. This minimum will be satisfied as a reimbursable under CLIN 0001AC.

3. PRICING

Unless otherwise noted, CLIN pricing utilizes the Fiscal Year 2010 Negotiated Uniform Rates and Rules, hereafter referred to as the “Rates and Rules”, incorporated by reference and available on the web at www.fedbizopps.gov once finalized.

a. SLIN 0001AA — REIMBURSABLES. See Section H, paragraph 25.

b. SLIN 0001AB — FUEL REIMBURSEMENT. See Section H, paragraph 26.

c. SLIN 0001AC — MOBREP Conference. The government will reimburse the contractor for food, travel, conference fee(s), and lodging expenses incurred as a result of MOBREP representatives attending the MOBREP Conference IAW PWS para 4.2.3.1. Reimbursement for food, lodging, conference fee(s), and travel will be consistent with the Joint Travel Regulation (JTR). Other costs may be allowed as reimbursable, if determined appropriate and authorized in advance by the Contracting Officer prior to the contractor incurring the costs.

d. CLIN 0002. Aeromedical Evacuation Testing and Training. The government will negotiate price and services prior to performance in accordance with the Section C, PWS, Section 1, paragraph 1.5.1.

e. CLINs 0003-0035. CRAF Activation, shall be priced as follows:

(1) Prices for airlift services during Civil Reserve Air Fleet (CRAF) activation, Stage I, II and III and during United States Transportation Command (USTRANSCOM) Commander-determined periods (where volunteered airlift is used in lieu of CRAF activated airlift) shall be determined in the same manner as for the fixed award CLINs, except that one-way cargo and passenger missions will be priced as a percentage of the round trip rate (identified as CRAF Contingency rate). The price for Aeromedical evacuation airlift shall be determined IAW the Rates and Rules and Section C, PWS, Appendix 5, paragraph 6.0.

(2) For long-range international aircraft called up (See Section C, PWS, Appendix 5, paragraph 2.5) under CRAF activation Stages I, II or III, there will be a guaranteed average daily utilization of 8 hours flight time. If an aircraft

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

fails to achieve the guaranteed utilization, the Contractor will be entitled to additional compensation due to under utilization.

(a) The contractor shall provide documentation supporting its request for compensation due to under utilization. Contractor may report to USTRANSCOM at the end of each month, at the end of the contract period or upon CRAF deactivation, total hours flown for each called up aircraft, (or substituted aircraft), the number of Contractor controllable delays, hours flown in commercial service, and hours flown in service. Compensation for under utilization will be accomplished at the end of the contract period or upon CRAF deactivation, whichever comes first. Contractors must provide cost data to determine the rate 30 days after contract period or CRAF deactivation.

(b) The equation for computing compensation for under utilization is:

(Guaranteed Hours - actual hours) X 500 mph X Aircraft Cabin Load (ACL) X roundtrip rate (See 3. below) = compensation

1. Flight time (actual hours) shall include all revenue hours including paid ferry and any commercial flights operated during the CRAF activation.

2. Actual hours will be increased by 8 hours for each time an aircraft is unavailable to the Government for Contractor controllable reasons. (i.e.: maintenance or lack of sufficient crew).

3. The rate will be based on the round trip rate in the USTRANSCOM Negotiated Uniform Rate minus any costs not expected to be incurred (i.e., fuel, meals, maintenance).

4. The underutilized hours will be converted to miles using an average speed of 500 mph.

EXAMPLE:

(i) Tail number N123 with an ACL of 326 PAX is activated on the 5th of a 30-day month.

(ii) The aircraft operated for 100 flight hours for the remainder of the month including 10 commercial hours.

(iii) Guaranteed utilization = 208 hours (26 days x 8 hours/day)

(iv) Actual utilization = 100 hours

(v) Underutilized hours = 108 hours

(vi) 108 hours x 500 mph = 54,000 miles x 326 ACL = 17,604,000 seat miles x .045 (actual rate to be determined) = $792,180 compensation earned for the month.

(c) Additionally, should the long-range international aircraft called up, as defined in Section C, PWS, Appendix 5, paragraph 2.5, not be required for the 30-day minimum guaranteed utilization period or not be required for all or a portion of the 15 days between notification and official release from call up, the Contractor will be compensated for under utilization at an amount not to exceed that calculated as provided in paragraph (2)(b) above, except that the guaranteed utilization will be based on 30 days and equal 240 hours (30 days x 8 hours/day), and all subsequent calculations will be similarly updated. Contractors are obligated to make their best efforts to obtain commercial business to minimize Government costs.

(3) Prices paid for airlift called up under all CRAF activation Stages may be adjusted by negotiation between the Contractor and the Government pursuant to the procedures in Section I, FAR 52.243-1 entitled Changes—Fixed Price Alternate IV. In establishing such prices, it shall be presumed, unless the Contractor presents evidence establishing that an adjustment to the rate of compensation is appropriate, that prices computed in accordance with the Rates and Rules applied to the mileage set forth in Commercial Operations Integrated System (COINS) for the shortest route over which the type of aircraft involved operated, constitutes equitable prices for such services. For the purpose of circumnavigating countries which will not grant overflight clearances, peacetime and wartime missions which operate

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the segments listed in paragraph 2e(2) below, will be paid according to the special miles listed therein instead of the mileage calculated by COINS. Consideration will be given, but not limited to, evidence so presented by the Contractor for aircraft called up which reflect reasonable incurred cost outside the peacetime rate associated with call-up aircraft under CRAF activation. Examples of such costs are:

(a) Additional per diem expenses incurred to relocate personnel required to assist in the flow of CRAF activated aircraft.

(b) Additional security expenses for the safety of aircraft and crew.

(4) Vectoring. Vectoring is a change from the contracted route due to specific military conditions in the mission operating environment which requires a deviation from the contracted route. If conditions require vectoring during CRAF activation or periods where volunteered airlift are used in lieu of CRAF activated airlift, the Contracting Officer will issue a change order in accordance with Section I, FAR 52.243-1 entitled Changes—Fixed Price Alternate IV. The change order will provide the area, times, etc., for which vectoring will be recognized as a changed condition. A change order authorizes submission of requests for price adjustments. To expedite adjustments, periodic submissions are encouraged. The Contractor should document and support the baseline from which adjustment is requested in addition to substantiation of the amount of the equitable adjustment in any request submitted to the Contracting Officer.

f. CLINs for the fixed and expansion requirements shall be priced as follows:

(1) Airlift services shall be paid at the price established for each SUBCLIN. Such price shall be determined in accordance with the Rates and Rules incorporated by reference for International Long- and Short-Range Commercial Augmentation (see Section B, paragraphs 3f(2), 3f(3), and 3f(4) for exceptions). USTRANSCOM will conduct an annual rate review as part of the ratemaking process used to develop the Rates and Rules. Mileages will be determined in accordance with the COINS. If the contractor is unable to fly the shortest route between two locations, they must submit flight plans for approval of any additional miles prior to award. The additional mileage will be mutually agreed to by the Contractor and Contracting Officer. The Contracting Officer may also pre-approve extraordinary insurance costs applicable to a pending mission when in the best interest of the Government. These costs will be reimbursed under SLIN 0001AA, Reimbursables.

(2) Special Miles:

In performance of certain airlift missions, Contractors will be required to circumnavigate countries which will not grant over-flight clearances, either during peacetime or wartime. In those instances, special miles will be paid.

For the routings listed below, the special miles as indicated following each route will be paid to circumnavigate Cuba or Nicaragua. Additional routings requiring payment of special miles may be added to this contract as needed.

KCHS-MHSC	1483	MPTO-MHSC	795	KCHS-SKBO	2059
KCHS-MHTG	1486	MPTO-MHTG	806	KCHS-MKJS	1405
KCHS-MPTO (via MMCZ)	1888	MPTO-MSSS	739
KCHS-MSSS	1487	KNGU-MKJP	1580
KCHS-MKJP	1321	EDDN-LYPR	250

On missions into and out of Guantanamo Bay, Cuba (MUGM), 198 miles will be added for circumnavigation of Cuba.

(3) When requirements exceed the Maximum Standard Payloads as set forth in Appendix A of the Rates and Rules, the Government will pay the incremental passenger movement rate identified in Appendix A of the Rates and Rules. The Contracting Officer may elect to pay the appropriate rate from the Rates and Rules. Ferry on SAAMs or Exercises will not be paid for any additional seats purchased at the incremental passenger movement rate.

(4) When the Government requires airlift services for Outsized Cargo or service in areas where the operations of US-certificated carriers are restricted (reference Section C, PWS, Section 1, paragraph 1.3.16. and 1.3.17.), the rates in the Rates and Rules will not apply (See Section H, paragraph 18). Unless specifically authorized by the Contracting

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Officer and identified in the applicable modification, miles flown in performance of these types of missions are not subject to fuel adjustment procedures. Outsized cargo requirements and requirements for service into areas where the operations of US-certificated air carriers are restricted will be competed on an as-needed basis and award is made to the lowest price offered which meets mission requirements. The lowest price proposed/accepted will be considered fair and reasonable based on competition to the extent the offerors were competing independently. If only one offer is received, the Contracting Officer will compare the price offered to most recent historical and/or prices paid for similar services to determine the price offered is fair and reasonable. Additional costs, identified and approved by the CO prior to award, may be reimbursed upon receipt and approval of Contractor invoices.

g.  The Government shall also have the right, at its sole option, to order other airlift service under the contract in accordance with and at the rate specified by the Contractor for service to the public which will, in the judgment of the Contracting Officer, meet the Government needs. In addition, the Government may, for airlift service not covered by the Rates and Rules, establish rates by negotiation. These services will be ordered by separate task order.

h.  Passenger Processing Services at Seattle-Tacoma International Airport in accordance with Section C, PWS, Section 1, paragraph 1.1.2.3.2. Reimbursement shall be in accordance with the Rates and Rules. These services apply to the Seattle Channel passenger missions and charges are added to the awarded task orders.

4. MAXIMUM AWARD

The maximum award is estimated to be $3.4B

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001	REIMBURSABLES

The following SUBCLIN identifies additional charges not included in the Negotiated Uniform Rates and Rules which may be recognized and reimbursed at cost if incurred in the performance of this contract.

		Estimated			Estimated
0001AA	REIMBURSABLES - OTHER THAN FUEL	1	LO	$25,000,000.00	$25,000,000.00

	Purchase Request - F3SF9990160100

	See Section H, paragraph 25.

		Estimated			Estimated
0001AB	FUEL REIMBURSEMENT	1	LO	$26,287,500.00	$26,287,500.00

	Purchase Request - F3SF9990160100

	See Section H, paragraph 26.

		Estimated			Estimated
0001AC	MOBREP	1	LO	$23,940.00	$23,940.00

	Purchase Request - F3SF9990160100

	Attendance of two Contractor representatives at annual Mobilization Representative (MOBREP) conference.

		TBD			TBD
0002	Aeromedical Evacuation Testing and Training. The government will negotiate price and services prior to performance in accordance with the PWS, Section 1, paragraph 1.5.1.	1	EA	$0.00	$0.00

		TBD			TBD
0003	CRAF ACTIVATION (CLINs 0003-0035)

The Government may unilaterally increase the airlift and related support services to be performed hereunder up to and including the full capacity of all aircraft listed in PWS, Appendix 3A, as described in PWS, Appendix 5.

		Estimated			Estimated
0036	PEACETIME AIRLIFT SERVICE—EXPANSION (CLINs 0036-0064)	1	LO	$1,207,513,835.00	$1,207,513,835.00

	The Government may order expansion airlift services as described in Section H, paragraphs 17 and 18. These services shall be paid in accordance with the Section B, paragraph 3.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

# TBD in Quantity column denotes : To Be Determined at time of notification

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0065	Cat B Cargo ( Pacific)

0065AA	CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.	52	TR	$414,793.80	$21,569,277.60
	AIRCRAFT: B747 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	TBCKU810D, TBCKU810D + Julian Day

	TRIP COST: $414,793.80
	LIVE: (MILES) 13293 * (RATE) 0.34671 = (UNITCOST) $4,608.82
	* (ACL) 90.0 = (LIVE COST) $414,793.80
	* 52 TRIPS = $21,569,277.60

	NOTES:
	ACL 90 TONS/42 PALLETS, NON-CONTOURED AIRCRAFT CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS. CARRIER MUST SCHEDULE RKSO ARRIVAL BETWEEN 2100-2130Z.
	NOTE: * AND * MISSIONS OPERATE ON * VICE *.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0066	Cat B Cargo ( Pacific)

0066AA	CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.	52	TR	$483,285.60	$25,130,851.20
	AIRCRAFT: B747 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	TBCKU790A, TBCKU790A + Julian Day

	TRIP COST: $483,285.60
	LIVE: (MILES) 15488 * (RATE) 0.34671 = (UNITCOST) $5,369.84
	* (ACL) 90.0 = (LIVE COST) $483,285.60
	* 52 TRIPS = $25,130,851.20

	NOTES:
	ACL 90 TONS/42 PALLETS, NON-CONTOURED AIRCRAFT
	CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0068	Cat B Cargo (Atlantic)

0068AA	CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.	17	TR	$418,103.47	$7,107,758.99
	AIRCRAFT: B747 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BBWKDG50A, BBWKDG50A + Julian Day

	TRIP COST: $418,103.47
	LIVE: (MILES) 12921 * (RATE) 0.34671 = (UNITCOST) $4,479.84
	* (ACL) 90.0 = (LIVE COST) $403,185.60
	* 17 TRIPS = $6,854,155.20

	EUROCONTROL: (LIVE COST) $403,185.60 * (RATE) 0.037 = (EUROCOST) $14,917.87
	* 17 TRIPS = $253,603.79

	NOTES:
	ACL 90 TONS/42 PALLETS, NON-CONTOURED AIRCRAFT
	CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS.
	MISSION MUST ARRIVE OKBK BETWEEN 2000-0200Z.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0069	Cat B Cargo (Atlantic)

0069AA	CARRIER: ASTAR AIR CARGO, INC.	28	TR	$59,379.25	$1,662,619.00
	AIRCRAFT: DC8 ACL TYPE: CARGO

	ROUTE:
	**

	SPECIAL MILES:
	**

	SCHEDULE: **

	MSN NO:
	BBRCDM3SC, BBRCDM3SC + Julian Day

	TRIP COST: $59,379.25
	LIVE: (MILES) 2746 * (RATE) 0.44816 = (UNITCOST) $1,230.65
	* (ACL) 45.0 = (LIVE COST) $55,379.25
	* 28 TRIPS = $1,550,619.00

	STOP CHARGES: (STOP CHARGE RATE) $2,000.00 * (DIRECTED STOPS) 2 = $4,000.00
	* 28 TRIPS = $112,000.00

	NOTES:
	ACL 45 TONS/18 PALLETS
	RATIONS RUN.
	AIRCRAFT MUST ARRIVE MUGM NLT 1600Z DUE TO RATIONS
	REQUIREMENTS.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0079	Cat B Passenger (Atlantic)

0079AA	CARRIER: WORLD AIRWAYS INC	53	TR	$550,184.45	$29,159,775.85
	AIRCRAFT: DC10-30 ACL TYPE: PASSENGER

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BKWWLY500, BKWWLY500 + Julian Day

	TRIP COST: $550,184.45
	LIVE: (MILES) 13846 * (RATE) 0.11759 = (UNITCOST) $1,628.15
	* (ACL) 330.0 = (LIVE COST) $537,289.50
	* 53 TRIPS = $28,476,343.50

	EUROCONTROL: (LIVE COST) $537,289.50 * (RATE) 0.024 = (EUROCOST) $12,894.95
	* 53 TRIPS = $683,432.35

	NOTES:
	DEPARTURE DATES AND TIMES RANDOMIZED DUE TO FORCE PROTECTION.
	NON-STOP SERVICE PREFERED.

	THIS CLIN CANNOT BE PERFORMED USING THE SAME TAIL NUMBER THAT IS BEING OFFERED TO PERFORM CLIN 0080AA.

	MIN GACL 100,500 lbs
	BOOKABLE SEATS 312

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0080	Cat B Passenger (Atlantic)

0080AA	CARRIER: WORLD AIRWAYS INC	16	TR	$617,575.83	$9,881,213.28
	AIRCRAFT: DC10-30 ACL TYPE: PASSENGER

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BKRWL3500, BKRWL3500 + Julian Day

	TRIP COST: $617,575.83
	LIVE: (MILES) 15542 * (RATE) 0.11759 = (UNITCOST) $1,827.58
	* (ACL) 330.0 = (LIVE COST) $603,101.40
	* 16 TRIPS = $9,649,622.40

	EUROCONTROL: (LIVE COST) $603,101.40 * (RATE) 0.024 = (EUROCOST) $14,474.43
	* 16 TRIPS = $231,590.88

	NOTES:
	DEPARTURE DATES AND TIMES RANDOMIZED DUE TO FORCE PROTECTION.
	NON-STOP SERVICE PREFERED.
	UAFM ARRIVALS WILL BE SCHEDULED AFTER 2100Z.

	THIS CLIN CANNOT BE PERFORMED USING THE SAME TAIL NUMBER THAT IS BEING OFFERED TO PERFORM CLIN 0079AA.

	min GACL 100,500 lbs
	BOOKABLE SEATS 312

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0081	Cat B Passenger (Atlantic)

0081AA	CARRIER: NORTH AMERICAN AIRLINES	22	TR	$431,625.83	$9,495,768.26
	AIRCRAFT: B767-300 ACL TYPE: PASSENGER

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BKWRLG500, BKWRLG500 + Julian Day

	TRIP COST: $431,625.83
	LIVE: (MILES) 13090 * (RATE) 0.13417 = (UNITCOST) $1,756.29
	* (ACL) 240.0 = (LIVE COST) $421,509.60
	* 22 TRIPS = $9,273,211.20

	EUROCONTROL: (LIVE COST) $421,509.60 * (RATE) 0.024 = (EUROCOST) $10,116.23
	* 22 TRIPS = $222,557.06

	NOTES:
	DEPARTURE DATES AND TIMES RANDOMIZED DUE TO FORCE PROTECTION.
	NON-STOP SERVICE PREFERED.

	MIN GACL 78,000 lbs
	BOOKABLE SEATS 240

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0084	Cat B Passenger (Atlantic)

0084AA	CARRIER: DELTA AIR LINES INC	26	TR	$76,515.50	$1,989,403.00
	AIRCRAFT: B737-800 ACL TYPE: PASSENGER

	ROUTE:
	**

	SPECIAL MILES:
	**

	SCHEDULE: **

	MSN NO:
	BKBDLM30C, BKBDLM30C + Julian Day

	TRIP COST: $76,515.50
	LIVE: (MILES) 3146 * (RATE) 0.14519 = (UNITCOST) $456.77 *
	(ACL) 150.0 = (LIVE COST) $68,515.50
	* 26 TRIPS = $1,781,403.00

	STOP CHARGES: (STOP CHARGE RATE) $2,000.00 * (DIRECTEDSTOPS) 4 = $8,000.00
	* 26 TRIPS = $208,000.00

	NOTES:
	**
	NON-STOP SERVICE.

	GACL 36,800 lbs
	BOOKABLE SEATS 150

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086	Cat B Passenger (Pacific)

0086AA	CARRIER: NORTH AMERICAN AIRLINES	40	TR	$301,379.00	$12,055,160.00
	AIRCRAFT: B757-200 ACL TYPE: PASSENGER

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	TKPR2790E, TKPR2790E + Julian Day

	TRIP COST: $301,379.00
	LIVE: (MILES) 11718 * (RATE) 0.13417 = (UNITCOST) $1,572.20
	* (ACL) 190.0 = (LIVE COST) $298,718.00
	* 40 TRIPS = $11,948,720.00

	MISCELLANEOUS ITEMS TOTAL: $2,661.00
	CHANNEL EXTENSION 1 * $2,661.00
	* 40 TRIPS = $106,440.00

	NOTES:
	* DEPARTURE EXCEPT *, AND * DUE TO HOLIDAYS.

	MIN GACL 46,500 lbs
	BOOKABLE SEATS 190

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0087	Cat B Cargo (Atlantic)

0087AA	CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.	16	TR	$418,103.47	$6,689,655.52
	AIRCRAFT: B747 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BBWKDG50E, BBWKDG50E + Julian Day

	TRIP COST: $418,103.47
	LIVE: (MILES) 12921 * (RATE) 0.34671 = (UNITCOST) $4,479.84
	* (ACL) 90.0 = (LIVE COST) $403,185.60
	* 16 TRIPS = $6,450,969.60

	EUROCONTROL: (LIVE COST) $403,185.60 * (RATE) 0.037 = (EUROCOST) $14,917.87
	* 16 TRIPS = $238,685.92

	NOTES:
	ACL 90 TONS/42 PALLETS, NON-CONTOURED AIRCRAFT
	CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS.
	MISSION MUST ARRIVE * BETWEEN *.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0089	Cat B Cargo (Atlantic)

0089AA	CARRIER: WORLD AIRWAYS INC	28	TR	$513,462.69	$14,376,955.32
	AIRCRAFT: MD11 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BBWWDQ70A, BBWWDQ70A + Julian Day

	TRIP COST: $513,462.69
	LIVE: (MILES) 16606 * (RATE) 0.34671 = (UNITCOST) $5,757.47
	* (ACL) 86.0 = (LIVE COST) $495,142.42
	* 28 TRIPS = $13,863,987.76

	EUROCONTROL: (LIVE COST) $495,142.42 * (RATE) 0.037 = (EUROCOST) $18,320.27
	* 28 TRIPS = $512,967.56

	NOTES:
	ACL 86 TONS/35 PALLETS, CONTOURED AIRCRAFT
	CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS.
	NOTE: * ARRIVALS NOT AUTHORIZED * DAILY.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0090	Cat B Cargo ( Pacific)

0090AA	CARRIER: EVERGREEN INTERNATIONAL AIRLINES, INC.	52	TR	$441,441.90	$22,954,978.80
	AIRCRAFT: B747 ACL TYPE: CARGO

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	TBCKU810F, TBCKU810F + Julian Day

	TRIP COST: $441,441.90
	LIVE: (MILES) 14147 * (RATE) 0.34671 = (UNITCOST) $4,904.91
	* (ACL) 90.0 = (LIVE COST) $441,441.90
	* 52 TRIPS = $22,954,978.80

	NOTES:
	ACL 90 TONS/42 PALLETS, NON-CONTOURED AIRCRAFT
	CARRIER MUST BE ABLE TO ACCOMMODATE MULTI-PALLET TRAINS.
	CARRIER MUST SCHEDULE A LATE * TIME DEPARTURE FROM *.

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0091	Cat B Passenger (Atlantic)

0091AA	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER R & R Flights

	ROUTE:
	*

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R
	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows:

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101515, BAM101517, BAM101519, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528, BAM101529, BAM101530, BAM101531

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0091AB	CARRIER: WORLD AIRWAYS INC	21	TR	$674,993.09	$14,174,854.89
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $674,993.09
	LIVE: (MILES) 15702 * (RATE) 0.11759 = (UNITCOST) $1,846.40
	* (ACL) 330.0 = (LIVE COST) $609,312.00
	* 21 TRIPS = $12,795,552.00

	FERRY: (MILES) 1462 * (RATE) 0.10583 = (UNITCOST) $154.72 * (ACL)330.0 = (FERRY COST) $51,057.60
	* 21 TRIPS = $1,072,209.60

	EUROCONTROL: (LIVE COST) $609,312.00 * (RATE) 0.024 = (EUROCOST) $14,623.49
	* 21 TRIPS = $307,093.29

	NOTES:
	R/R
	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at both * and * Mission will depart *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112119, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-18a

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0091AC	CARRIER: WORLD AIRWAYS INC	21	TR	$674,993.09	$14,174,854.89
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $674,993.09
	LIVE: (MILES) 15702 * (RATE) 0.11759 = (UNITCOST) $1,846.40
	* (ACL) 330.0 = (LIVE COST) $609,312.00
	* 21 TRIPS = $12,795,552.00

	FERRY: (MILES) 1462 * (RATE) 0.10583 = (UNITCOST) $154.72 * (ACL) 330.0 = (FERRY COST) $51,057.60
	* 21 TRIPS = $1,072,209.60

	EUROCONTROL: (LIVE COST) $609,312.00 * (RATE) 0.024 = (EUROCOST) $14,623.49
	* 21 TRIPS = $307,093.29

	NOTES:
	R/R
	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at both * and * Mission will depart *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101515, BAM101517, BAM101519, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528, BAM101529, BAM101530, BAM101531

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-18b

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092	Cat B Passenger (Atlantic)

0092AA	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130, BAM112131

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AB	CARRIER: WORLD AIRWAYS INC	20	TR	$565,840.28	$11,316,805.60
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 20 TRIPS = $11,051,568.00

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 20 TRIPS = $265,237.60

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101515, BAM101517, BAM101519, BAM101520, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19a

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AC	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130, BAM112131

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19b

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AD	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101515, BAM101517, BAM101519, BAM101520, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528, BAM101529, BAM101530

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19c

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AE	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130, BAM112131

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19d

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AF	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101515, BAM101517, BAM101519, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528, BAM101529, BAM101530

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19e

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AG	CARRIER: WORLD AIRWAYS INC	21	TR	$565,840.28	$11,882,645.88
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	*

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 21 TRIPS = $11,604,146.40

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 21 TRIPS = $278,499.48

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130, BAM112131

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19f

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AH	CARRIER: WORLD AIRWAYS INC	22	TR	$565,840.28	$12,448,486.16
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM101501, BAM101501 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 22 TRIPS = $12,156,724.80

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 22 TRIPS = $291,761.36

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM101501, BAM101503, BAM101505, BAM101507, BAM101509, BAM101511, BAM101513, BAM101516, BAM101517, BAM101519, BAM101521, BAM101522, BAM101523, BAM101524, BAM101525, BAM101526, BAM101527, BAM101528, BAM101529, BAM101530, BAM101531

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19g

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0092AJ	CARRIER: WORLD AIRWAYS INC
	AIRCRAFT: MD11 ACL TYPE: PASSENGER
	R & R Flights	20	TR	$565,840.28	$11,316,805.60

	ROUTE:
	**

	SCHEDULE: **

	MSN NO:
	BAM112102, BAM112102 + Julian Day

	TRIP COST: $565,840.28
	LIVE: (MILES) 14240 * (RATE) 0.11759 = (UNITCOST) $1,674.48
	* (ACL) 330.0 = (LIVE COST) $552,578.40
	* 20 TRIPS = $11,051,568.00

	EUROCONTROL: (LIVE COST) $552,578.40 * (RATE) 0.024 = (EUROCOST) $13,261.88
	* 20 TRIPS = $265,237.60

	NOTES:
	R/R

	ALL DATES ARE LOCAL TIME, MISSION DEPARTS * AROUND * OF THE NEXT JULIAN DATE

	Daily mission moving 330 pax with option to purchase up to 20 incremental seats.
	Carrier will provide passenger processing at *

	GACL 110,000 lbs
	BOOKABLE ACL 330 (additional 20 seats can be made available)

	Carrier will operate with an MD11 at the DC10 rate. Any additional seats purchased after the initial award will be paid the incremental passenger rate.

	Mission numbers are as follows (plus Julian Date):

BAM112102, BAM112104, BAM112106, BAM112108, BAM112110, BAM112112, BAM112114, BAM112116, BAM112118, BAM112120, BAM112121, BAM112122, BAM112123, BAM112124, BAM112125, BAM112126, BAM112127, BAM112128, BAM112129, BAM112130

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

B-19h

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
HTC711-09-D-5004

NAME OF OFFEROR OR CONTRACTOR
EVERGREEN INTERNATIONAL AIRLINES, INC.	Cage Code: 3Q2H3

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0093	Cat B Passenger (Pacific)

0093AA	CARRIER: NORTH AMERICAN AIRLINES
	AIRCRAFT: B757-200 ACL TYPE: PASSENGER	40	TR	$273,125.00	$10,925,000.00

ROUTE:
**

SCHEDULE: **

MSN NO:
TKPR2870A, TKPR2870A + Julian Day

TRIP COST: $273,125.00
LIVE: (MILES) 10714 * (RATE) 0.13417 = (UNITCOST) $1,437.50
* (ACL) 190.0 = (LIVE COST) $273,125.00
* 40 TRIPS = $10,925,000.00

NOTES:
* DEPARTURES, EXCEPT FOR *

MIN GACL 46,500 lbs
BOOKABLE SEATS 190

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I — THE SCHEDULE

SECTION C - DESCRIPTION/SPECS/WORK STATEMENT

The Contractor shall perform International Airlift Services and CRAF Activation services (when necessary) in accordance with the attached PWS dated 13 February 2009.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

C-1

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

1. The following clauses are incorporated by reference:

FAR
NUMBER	CLAUSE TITLE	DATE

52.246-4	INSPECTION OF SERVICES—FIXED PRICE	AUG 1996

DEFENSE
FAR SUP	CLAUSE TITLE	DATE

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR 2008

2. INSPECTION AND ACCEPTANCE OF SERVICES

a.  An authorized Government representative will accomplish government inspection and acceptance of services under this contract at the aerial port of debarkation (APOD). The AMC Form 8 shall be completed for each passenger mission performed under this contract and used to verify services rendered for acceptance. The Global Decision Support System (GDSS) will be used to verify services rendered for all missions.

b. HQ AMC reserves the right to inspect, conduct onsite capability surveys, perform ramp inspections, conduct flight-deck observation flights, and initiate performance evaluations of the Contractor during all phases of this contract. Contractor shall facilitate ramp inspections in accordance with Attachment 11, AMC Supplement 1 to AFI 21-101, Aircraft and Equipment Maintenance Management.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

E-1

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

1. PERIOD OF PERFORMANCE

a.  Performance of this contract shall begin 01 October 2009, or the date of award, whichever occurs later. It shall continue through 30 September 2010 unless sooner terminated or extended by the Government under the provisions of this contract. All flights in progress at midnight of the last day of the contract shall not be affected by the expiration of this contract.

b. During performance of this contract, there may be a declaration of an airlift emergency or national emergency, or the CRAF may be activated, as described in Section C, PWS, Appendix 5. In such event, the Government may give notice to the Contractor to extend this contract for the purposes of ordering additional airlift services throughout the period of the emergency. In addition, the Contractor’s commitment to the CRAF program will be extended for the entire period of CRAF activation, and for up to six months thereafter.

2. SCHEDULES

a.  For the purposes of this paragraph “Schedules” shall mean the detailed arrangements regarding the date and time of day of the flight operation required to perform the air transportation services called for under this contract. To the extent such schedules are not specified in this contract, they shall be established by agreement between the Contractor and the CO or the Contracting Officer’s Representative (COR) in accordance with the provisions of this paragraph. Scheduling for missions authorized under this contract will be accomplished by 618 TACC.

b. Schedule Formation and Coordination.

(1) Fixed award cargo trips.

618-TACC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 30 calendar days prior to the month of operation). Contractor shall provide the following in writing to appropriate planner/planning directorate in 618 TACC within three (3) working days after verbal or other notification of the proposed 618 TACC schedule;

(a) confirmation of proposed schedule; or

(b) a proposed alternative schedule.

(2) Fixed award passenger trips.

AMC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 90 calendar days prior to the month of operation.) Contractor shall provide the following in writing to appropriate planner/planning directorate in TACC within three (3) working days after verbal or other notification of the proposed 618 TACC schedule;

(a) confirmation of proposed schedule; or

(b) a proposed alternative schedule.

(3) Expansion Requirements.

All trips ordered under peacetime expansion provisions will be scheduled no later than 72 hours after notice of order; require confirmation within 24 hours, and will be ordered in accordance with Section H, paragraph 17. However, for semi-annual expansion requirements, schedules should be provided within an estimated 5-7 workdays after notice and confirmed within 5-7 days.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

F-1

c.  Schedules may be revised upon request of either the Government or the Contractor, provided the requester provides a minimum of 12 hours prior to the scheduled departure of the trip involved and the requested change is mutually agreed upon.

3. DIVERSIONS AND REROUTES

a.  Diversions: The Government or the Contractor has the right to divert any trip due to the threat of, or actual hostilities, weather, medical emergency or natural disaster. The Contractor shall be paid the USTRANSCOM rate for Government directed diversions only.

b. Reroute: The Contractor grants the Government the right to reroute trips, subject to mutual agreement of the parties. Contractor shall be paid at the USTRANSCOM rate for the rerouted trip using Great Circle Statute Miles (GCSM) from airport to airport, for mileage computation.

4. GOVERNMENT CONTROLLABLE DELAYS - CARGO (DEMURRAGE)

The Contractor will be compensated for departure delays of more than 3 hours beyond the scheduled block time on completed cargo missions when delay is Government controllable. Demurrage charges are limited to delays in loading or unloading but exclude delays due to damage resulting from the negligence of Government personnel. The compensation will be as set forth in the Rates and Rules. Delays due to Act of God, Air Traffic Control (ATC) or Contractor controllable reasons will not be compensated. Demurrage applies to peacetime business only. Demurrage is calculated by subtracting the 3 hours from the total number of hours (rounded to the nearest hour) the aircraft is delayed. These hours are then multiplied by the price set forth in the Rates and Rules based on aircraft type. Following is an example of how demurrage will be calculated:

B-747 cargo aircraft is scheduled to depart at 0700. Departure is delayed due to a broken K-loader until 1140 (4 hours 40 minutes Government controlled delay). Contractor is entitled to demurrage payment of $2940. (1 hour 40 minutes rounded to the next whole hour multiplied by $1470 per hour, as outlined in the Rates and Rules.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

F-2

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

1. DFARS 252.232.7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (MAR 2008)

(a) Definitions. As used in this clause—

(1)   “Contract financing payment” and “invoice payment” have the meanings given in section 32.001 of the Federal Acquisition Regulation.

(2)   “Electronic form” means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using Wide Area Work flow (WAWF) or another electronic form authorized by the Contracting Officer.

(3)   “Payment request” means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests and receiving reports using WAWF, in one of the following electronic formats that WAWF accepts: Electronic Data Interchange, Secure File Transfer Protocol, or World Wide Web input. Information regarding WAWF is available on the Internet at https://wawf.eb.mil/.

(c) The Contractor may submit a payment request and receiving report using other than WAWF only when—

(1)   The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to WAWF;

(2)   DoD is unable to receive a payment request or provide acceptance in electronic form;

(3)   The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer’s determination with each request for payment; or

(4)   DoD makes payment for commercial transportation services provided under a Government rate tender or a contract for transportation services using a DoD-approved electronic third party payment system or other exempted vendor payment/invoicing system (e.g., PowerTrack, Transportation Financial Management System, and Cargo and Billing System).

(d) The Contractor shall submit any non-electronic payment requests using the method or methods specified in Section G of the contract.

(e) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payment requests.

2. CONTRACTOR POINT OF CONTACT

The Contractor shall furnish to the ACO at USTRANSCOM/TCAQ-C:

a. The name of a primary and alternate point of contact who will serve as a liaison between the Contractor and the Administrative Contracting Officer (ACO). Individuals designated must have authority to adjust schedules, engage substitute service, and make decisions pertinent to the airlift service in the name of the Contractor.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

G-1

b. The name of a point of contact to serve as liaison between the Contractor and the Contract Administrator (CA) responsible for each station transited in accordance with Section C, PWS, Section 1, paragraphs 1.1.1 and 1.3.10.

3. PAYMENT OF LANDING AND PARKING FEES

The Contractor shall pay all required airport service fees and charges. Such fees and charges are not reimbursable since they are included as part of the USTRANSCOM uniform negotiated rate.

4. PAYMENT REQUESTS FOR CONTRACT SERVICES

a. General. Reference contract Section G, paragraph 1(b). Contractors should use Wide Area Workflow-Receipt and Acceptance (WAWF-RA) for all payments made for services. In accordance with DFARS 252.232 -7003 Electronic Submission of Payment Requests (page G-1) and the Wide Area Workflow Receipt and Acceptance (WAWF-RA) Electronic Receiving and Invoicing Instructions, Attachment 3, page 1 of 2, the contractor shall submit payment requests via WAWF-RA only. Information regarding WAWF-RA is available on the Internet at <https://wawf.eb.mil>.

b. Initiate a separate payment request for each completed payment requested. Do not combine payment requests.

c. A declaration of actual ferry routing and mileage for all ferry (except for round trips where the ferry mileage is between the originating station and the terminating station) shall be submitted. Ferry Declaration shall include aircraft tail number, ferry routing as flown, actual miles flown, and signature of person authorized to bind the Contractor. Contractor shall be paid either the contracted ferry miles or actual ferry miles flown, whichever is less; however, no ferry miles will be paid if actual flown ferry miles are less than 250 miles. Any ferry miles not flown will be deleted from the contract by unilateral modification. Refer to Attachment 3, page 2 of 2, for sample Ferry Declaration format.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

G-2

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1. PASSENGER AND PUBLIC LIABILITY INSURANCE

a. General. Prior to performance of any services hereunder, the contractor shall, at its own expense, procure and maintain during the entire performance period of this contract, with financially and legally responsible insurance company or companies, passenger and public liability insurance in accordance with paragraph b or c, below. Liability insurance purchased pursuant to the requirements of this paragraph shall cover payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3) and within the liability limitations of this contract, of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care. The contractor shall furnish to the Contracting Officer Evidence of Insurance, duly executed by the Insurer, of the insurance required by this paragraph. The Evidence of Insurance shall substantially conform to the form set forth in paragraph 2 of this section. If a court of competent jurisdiction determines that any transportation furnished pursuant to this contract is subject to the Warsaw Convention, 49 Stat. 3000, and that the contractor is entitled to limit its liability under that Convention, then the minimum limit of insurance required by this clause shall be considered to be a “higher limit of liability agreed to by special contract” as contemplated by the last sentence of Article 22(l) of that Convention, and the contractor agrees that it shall not with respect to any claim arising out of the death, wounding, or other bodily injury of a passenger, avail itself of any defense under Article 20(l) of the Convention. Nothing herein shall be deemed to affect the rights and liabilities of the contractor with regard to any claim brought by, on behalf of, or in respect of any person who has willfully caused damage which resulted in death, wounding, or other bodily injury of a passenger. See note below subparagraph c(2).

b. Split Limits Liability. The minimum limits of liability insurance coverage maintained by the contractor shall be as follows:

(1)   Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

(2)   Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

(3)   Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

c. Combined Single Limit Liability.

(1)   Notwithstanding the provisions of paragraph b above the contractor may be insured for a single limit of liability for each occurrence. In that event, coverage shall be equal to or greater than the combined required minimums set forth in paragraph b, above, for bodily injury, property damage, and/or passenger liability for the type of use to which such aircraft is put, as the case may be.

(2)   In the case of a single limit of liability, aircraft may be insured by a combination of primary and excess policies. Such policies shall have combined coverage equal to or greater than the required minimums set forth in paragraph b, above, for bodily injury to non-passengers, property damage, and/or passenger liability for the type of use to which the aircraft is put, as the case may be.

NOTE: To the extent that the Montreal Convention, 1999, Convention for the Unification of Certain Rules for International carriage by Air, is inconsistent with the terms of this contract regarding insurance, the Montreal Convention will take precedence.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.     EVIDENCE OF INSURANCE – PASSENGER AND PUBLIC LIABILITY

(a) Prior to performance of any services hereunder, the contractor shall provide the Government with appropriate evidence of insurance in accordance with Section H, paragraph 1. The evidence shall substantially conform to the following paragraph:

(Hereinafter called the Insurer)
Name of Insurer
of
Address of Insurer
has issued to

Name of Insured Policy                                                                                         , bearing policy number                       , with respect to the legal liability of the said Insured for aircraft passenger death or bodily injury, aircraft public death or bodily injury (excluding passengers) and aircraft property damage liabilities, effective from                          through                         .

(Signature of Insurer)	(Current Date)

(b) The minimum limits of liability insurance coverage maintained by the Insured under the said policy are as follows*:

(1) Liability for bodily injury to or death of aircraft passengers: A limit for any one passenger of at least three hundred thousand dollars ($300,000.00), and a limit for each occurrence in any one aircraft of at least an amount equal to the sum produced by multiplying three hundred thousand dollars ($300,000.00) by the next highest whole number resulting from taking 75 percent of the total number of passenger seats installed in the aircraft.

(2) Liability for bodily injury to or death of persons (excluding passengers): A limit of at least three hundred thousand dollars ($300,000.00) for any one person in any one occurrence, and a limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

(3) Liability for loss of or damage to property: A limit of at least twenty million dollars ($20,000,000.00) for each occurrence.

(4) The Insurer further agrees that the insurance afforded under this policy covers payment to the Government, pursuant to the subrogation provision of the Medical Care Recovery Act (42 USC 265l-3), of the cost of Government provided medical care to the extent that said insurance would cover payment to injured individuals of the cost of medical care in the absence of any Government obligation to provide medical care.

The terms and conditions of the policy apply throughout the world. The following aircraft are covered by the policy identified above: _____________________________________________________________________________________

(List aircraft individually or “All aircraft owned and operated by the Insured”)

(c) The parties recognize that the policy may exclude certain liabilities with respect to any DOD operations involving the Civil Reserve Air Fleet (CRAF) subsequent to the effective date of activation of the CRAF. The excluded liabilities will be those where a loss may be incurred during the activation of the CRAF under circumstances such that it cannot be demonstrated that the loss is either attributable to a war risk and therefore reimbursable under FAA Chapter 443, or attributable to cause other than war risk and therefore required to be covered by the Contractor’s commercial insurance.

The policy contains the attached endorsement.

By
(Company

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(City State)

(Signature)	(Date)

*In the case of a combined single limit of liability, the Insurer will be required to describe the amount or amounts of insurance coverage.

“ENDORSEMENT” (Attachment to the Evidence of Insurance)

It is agreed, that, with respect only to operations of the named Insured performed under contract with the United States Transportation Command, Department of Defense (DoD), and with respect only to Aircraft Liability Insurance afforded under this policy, the following conditions shall also apply:

a. The Insurer agrees that, the insurance afforded under this policy shall not be subject to any lower limits of liability of the Warsaw Convention, 49 Stat. 3000, for the death or bodily injury of any passenger. If that convention should otherwise be deemed to be applicable to any passenger death or bodily injury liability, then to the extent stated in the preceding sentence, this insurance shall be deemed to be a higher limit of liability agreed to by special contract as contemplated by the last sentence of Article 22(l) of that convention.

b. The exclusions of the policy are deleted and the following substituted therefore:

The insurance afforded under this policy shall not apply to:

(1) Any loss against which the named Insured has other valid and collectible insurance, except that the limits of liability provided under this policy shall be excess of the limits provided by such other valid and collectible insurance but in no event exceeding the limits of liability expressed elsewhere in this policy.

(2) Any loss arising from the ownership, maintenance or use of any type of aircraft not declared to the Insurer in accordance with the terms and conditions of this policy.

(3) Liability assumed by the Insured under any contract or agreement except as stated in this contract with respect to limitations of the Warsaw Convention.

(4) Bodily injury, sickness, disease, mental anguish or death of any employee of the Insured while engaged in the duties of his employment, or any obligation for which the Insured or any company as his Insurer may be held liable under any Workman’s Compensation or occupational disease law.

(5) Damage to or destruction of property owned, rented, occupied, or used by, or in the care, custody or control of the Insured, or carried in or on any aircraft with respect to which the insurance afforded by this policy applies.

(6) Personal injuries or death or damage to or destruction of property, caused directly or indirectly, by hostile or warlike actions, including action in hindering, combating or defending against an actual, impending or expected attack by any Government or sovereign power, de jure or de facto, or military, naval or air forces; the discharge, explosion, or use of any weapon of war employing atomic fission, or atomic fusion, or radioactive materials; insurrection, rebellion, revolution, civil war or usurped power, including any action in hindering, combating or defending against such an occurrence, or confiscation by any Government or public authority.

c. The Insurer hereby waives any right of subrogation it may have against the United States of America, by reason of any payment under the aforesaid policy of insurance, with respect to loss caused to transportation services by acts of the United States of America or any agency thereof, which acts are in conjunction with the performance by the named Insured of any services under said contract.

d. In the event the Insurer elects to cancel the insurance afforded under this policy, the Insurer hereby agrees that such cancellation shall not be effective unless written notice thereof shall be sent by the Insurer by registered mail not less than 30 days in advance of such cancellation, direct to the United States Transportation Command, 508 Scott Dr.,

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Scott Air Force Base, Illinois 62225-5357, Attention: TCAQ-CP, and in the event the named Insured requests such cancellation, the Insurer agrees to notify, by registered mail, the above stated activity immediately upon receipt of such request.

e. Anything in the policy to the contrary notwithstanding, the aircraft may be operated by pilots authorized by the named Insured.

f. Violations of regulations prescribed by the Federal Aviation Administration (FAA) shall not prejudice the insurance afforded by this policy.

g. No special waiver issued by the FAA shall affect the insurance afforded hereunder.

h. Any exclusions, conditions or other provisions of this endorsement, which have the effect of restricting or nullifying the coverage already granted by this policy in the absence of this endorsement, shall not apply.

Endorsement to Policy No:

Effective Date:

Countersigned:
(Date)
Company

3.     CONTRACTOR ACQUIRED INSURANCE

a. The Contractor shall procure and maintain during the entire period of performance under this contract the following minimum insurance in addition to the insurance required by paragraph 1, of this section:

TYPE	AMOUNT

Automobile

Bodily Injury Liability	$200,000 per person
$500,000 per occurrence
Property Damage Liability	$20,000 per occurrence

Comprehensive General Liability

Bodily Injury Liability	$500,000 per occurrence

Workmen’s Compensation and Employers Liability

Workman’s Comp & Occupational Disease	Statutory
Employer’s Liability	$100,000

b. Contractor shall comply with the requirements of contract clause “Insurance - Work on a Government Installation” concerning notice to the Contracting Officer.

4.     REQUIREMENT FOR INDEMNIFICATION APPROVAL

Notwithstanding the inclusion of FAR 52.250-1 and the clause entitled Definition of Unusually Hazardous Risk in Section I, indemnification will apply to performance under this contract only after Under Secretary of Defense for Acquisition, Technology and Logistics approval and after the contractor is notified by the Contracting Officer that the Commander USTRANSCOM is implementing indemnification for a specific mission or missions.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.     FAA CHAPTER 443 NON-PREMIUM WAR RISK HULL AND LIABILITY INSURANCE (PREVIOUSLY TITLE XIII)

The Contractor shall apply for Chapter 443 Non-Premium Aviation Insurance from the FAA, register all aircraft committed to CRAF as listed in Appendix 3A, and supply the FAA with a complete copy of its current Hull and Comprehensive Liability commercial insurance policies. The Contractor shall promptly notify the FAA of any tail number additions, removals, and/or changes in the aircraft committed to CRAF to ensure that the Contractor is covered by Chapter 443 Non-Premium Aviation Insurance without delay while operating CRAF-like missions to which Non-Premium 443 applies or in the event of a CRAF activation.

6.     RESPONSIBILITY FOR GOVERNMENT CARGO

a. Property (hereinafter referenced in this paragraph as Government cargo) placed in Contractor’s possession for the sole purpose of air transportation shall not be deemed to be Government Property within the meaning of the Government Property Clause. Government cargo, within the meaning of this paragraph, does not include passenger baggage.

b. The Government hereby relieves the Contractor of liability for loss of, or damage to, any and all Government cargo transported by the Contractor in performance of this contract, except such loss, destruction and damage resulting from the willful misconduct or lack of good faith of any of the Contractor’s managerial personnel, as defined in the contract clause entitled “Government Property,” and except as outlined in Section C, PWS, Section 1, paragraphs 1.3.11. and 1.3.11.1:

To the extent insurance required by Section H, paragraph 1b (3) or the appropriate portion of Section H, paragraph 1c (if Combined Single Limit Liability is used), is not required for payment of third party claims, the balance of said insurance shall apply to Government cargo loss, damage or destruction thereto.

7.     COLLECTIVE BARGAINING UNITS

a. The Contractor agrees to advise the applicable Collective Bargaining Units of the contract requirements set forth in Section C, PWS, Section 4, paragraphs 4.0 and 4.1.

b. The Contractor agrees to provide the Contracting Officer, upon request, a copy of any Collective Bargaining Agreement applicable to employees performing on this contract.

8.     LEGAL DOCUMENTS

The Contractor shall submit, simultaneously with its transfer to the DOT, one copy to USTRANSCOM/TCAQ-C and one copy to USTRANSCOM/JA of each application, pleading, or other document submitted to said Agency by the Contractor or by any organization of which the Contractor is a member, which application, pleading, or other document pertains, directly or indirectly, to this or any other contract for air transportation to which USTRANSCOM is a party or is expected to be a party. Included among such pleadings is any pertaining to the leasing of any aircraft listed in Appendix 3A.

9.     SUBMISSION OF COST AND PRICING DATA - FY11 SOLICITATION

To allow USTRANSCOM to conduct the ratemaking process for the FY11 Solicitation, contractors are required under this contract to submit cost and pricing data information necessary to establish and negotiate the FY11 uniform rate. Contractors are required to submit cost and pricing data NLT 60 days after requested by USTRANSCOM/TCAQ-P. The threshold for the requirement to submit certified cost and pricing data for ratemaking is set at $650,000 of revenue under this contract. Requirements for submission of certified cost and pricing data are addressed in FAR 15.403-4, entitled “Requiring Cost or Pricing Data (10 U.S.C. 2306a and 41 U.S.C. 254b).” Failure to provide cost and pricing data for use in ratemaking within the time specified by USTRANSCOM/TCAQ-P will result in a breach of this contract requirement and a reduction of such offerors’ entitlement for the purpose of awarding business in the forecast year. Mobilization point entitlement in the FY 11 CRAF contact may be reduced at a rate of one percentage point per day late, up to a maximum reduction of 30 percent, as a result of the late submission of the required cost and pricing

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

data. Failure to submit the required cost and pricing data and the certification of that data by the final cutoff dates for inclusion in the FY11uniform rate, as established by USTRANSCOM, may result in ineligibility for award of an FY11 CRAF International contract.

10.  CRAF ACTIVATION ACCOUNTING

Separate accounting of costs during CRAF activation shall be maintained where Contractors anticipate extra contractual cost occurrences. The Contractor should maintain separate accounts, by job order or other suitable accounting procedures, of all incurred direct costs (less allocable credits) allocable to CRAF activation. If established, such accounts shall be maintained for three years after final payment under this contract.

11.  PROVISIONAL PAYMENT OF EQUITABLE ADJUSTMENTS

The Contractor may submit requests for equitable adjustment for costs incurred outside the USTRANSCOM negotiated uniform rate during CRAF activation in accordance with the terms and conditions of this contract. The equitable adjustment request may include a request for provisional payment against the amount requested. The Administrative Contracting Officer will review such requests and may approve a provisional payment against such requests for reasonable costs incurred outside the Negotiated Uniform Rate. The provisional payment amount shall be determined by the Administrative Contracting Officer but under no circumstances will payment be approved for any costs that the Administrative Contracting Officer does not believe are reasonable, allocable to this contract and incurred as a result of the contract. Any payment made under this clause shall be deducted from the final equitable adjustment settlement. If the provisional payments exceed the final equitable adjustment settlement, the Contractor shall refund the amount of the overpayment to the Government on demand, plus interest at the current US. Treasury rate, in accordance with FAR 32.614.

12.  INVITED CONTRACTOR OR TECHNICAL REPRESENTATIVE STATUS UNDER U.S. - REPUBLIC OF KOREA (ROK)

Invited Contractor (IC) or Technical Representative (TR) status shall be governed by the U.S. — ROK Status of Forces Agreement (SOFA) as implemented by United States Forces Korea (USFK) Reg 700-19, which can be found under the “publications” tab on the US Forces Korea homepage http://www.usfk.mil/USFK

(a) Definitions. As used in this clause—

“U.S. – ROK Status of Forces Agreement” (SOFA) means the Mutual Defense Treaty between the Republic of Korea and The U.S. of America, Regarding Facilities and Areas and the Status of U.S. Armed Forces in the Republic of Korea, as amended.

“Combatant Commander” means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161. In Korea, the Combatant Commander is the Commander, United States Pacific Command.

“United States Forces Korea” (USFK) means the subordinated unified command through which US forces would be sent to the Combined Forces Command fighting components.

“Commander, United States Forces Korea” (COMUSK) means the commander of all U.S. forces present in Korea. In the Republic of Korea, COMUSK also serves as Commander, Combined Forces Command (CDR CFC) and Commander, United Nations Command (CDR UNC).

“USFK, Assistant Chief of Staff, Acquisition Management” (USFK/FKAQ) means the principal staff office to USFK for all acquisition matters and administrator of the U.S. –ROK SOFA as applied to US and Third Country contractors under the Invited Contractor (IC) and Technical Representative (TR) Program (USFK Reg 700-19).

“Responsible Officer (RO)” means a senior DOD employee (such as military E5 and above or civilian GS-7 and above), appointed by the USFK Sponsoring Agency (SA), who is directly responsible for determining and administering appropriate logistics support for IC/TRs during contract performance in the ROK.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b) IC or TR status under SOFA is subject to the written approval of USFK, Assistant Chief of Staff, Acquisition Management (FKAQ), Unit #15237, APO AP 96205-5237.

(c) The contracting officer will coordinate with HQ USFK/FKAQ, IAW FAR 25.8, and USFK Reg 700-19. FKAQ will determine the appropriate contractor status under the SOFA and notify the contracting officer of that determination.

(d) Subject to the above determination, the contractor, including its employees and lawful dependents, may be accorded such privileges and exemptions under conditions and limitations as specified in the SOFA and USFK Reg 700-19. These privileges and exemptions may be furnished during the performance period of the contract, subject to their availability and continued SOFA status. Logistics support privileges are provided on an as-available basis to properly authorized individuals. Some logistics support may be issued as Government Furnished Property or transferred on a reimbursable basis.

(e) The contractor warrants and shall ensure that collectively, and individually, its officials and employees performing under this contract will not perform any contract, service, or other business activity in the ROK, except under U.S. Government contracts and that performance is IAW the SOFA.

(f) The contractor’s direct employment of any Korean-National labor for performance of this contract shall be governed by ROK labor law and USFK regulation(s) pertaining to the direct employment and personnel administration of Korean National personnel.

(g) The authorities of the ROK have the right to exercise jurisdiction over invited contractors and technical representatives, including contractor officials, employees and their dependents, for offenses committed in the ROK and punishable by the laws of the ROK. In recognition of the role of such persons in the defense of the ROK, they will be subject to the provisions of Article XXII, SOFA, related Agreed Minutes and Understandings. In those cases in which the authorities of the ROK decide not to exercise jurisdiction, they shall notify the U.S. military authorities as soon as possible. Upon such notification, the military authorities will have the right to exercise jurisdiction as is conferred by the laws of the U.S.

(h) Invited contractors and technical representatives agree to cooperate fully with the USFK Sponsoring Agency (SA) and Responsible Officer (RO) on all matters pertaining to logistics support and theater training requirements. Contractors will provide the assigned SA prompt and accurate reports of changes in employee status as required by USFK Reg 700-19.

(i) Theater Specific Training. Training Requirements for IC/TR personnel shall be conducted in accordance with USFK Reg 350-2 Theater Specific Required Training for all Arriving Personnel and Units Assigned to, Rotating to, or in Temporary Duty Status to USFK. IC/TR personnel shall comply with requirements of USFK Reg 350-2.

(j) Except for contractor air crews flying Air Mobility Command missions, all U.S. contractors performing work on USAF classified contracts will report to the nearest Security Forces Information Security Section for the geographical area where the contract is to be performed to receive information concerning local security requirements.

(k) Invited Contractor and Technical Representative status may be withdrawn by USFK/FKAQ upon:

(1) Completion or termination of the contract.

(2) Determination that the contractor or its employees are engaged in business activities in the ROK other than those pertaining to U.S. armed forces.

(3) Determination that the contractor or its employees are engaged in practices in contravention to Korean law or USFK regulations.

(1) It is agreed that the withdrawal of invited contractor or technical representative status, or the withdrawal of, or failure to provide any of the privileges associated therewith by the U.S. and USFK, shall not constitute grounds for

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

excusable delay by the contractor in the performance of the contract and will not justify or excuse the contractor defaulting in the performance of this contract. Furthermore, it is agreed that withdrawal of SOFA status for reasons outlined in USFK Reg 700-19, Section I, paragraph 6 shall not serve as a basis for the contractor filing any claims against the U.S. or USFK. Under no circumstance shall the withdrawal of SOFA Status or privileges be considered or construed as a breach of contract by the U.S. Government.

(m) Support.

(1) Unless the terms and conditions of this contract place the responsibility with another party, the COMUSK will develop a security plan to provide protection, through military means, of Contractor personnel engaged in the theater of operations when sufficient or legitimate civilian authority does not exist.

(2)(i) All Contractor personnel engaged in the theater of operations are authorized resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.

(ii) When the Government provides medical or emergency dental treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

(iii) Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.

(3) Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theater of operations under this contract.

(n) Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel supporting U.S. Armed Forces in the Republic of Korea as specified in paragraph (b)(1) of this clause are familiar with and comply with, all applicable —

(1) United States, host country, and third country national laws;

(2) Treaties and international agreements;

(3) United States regulations, directives, instructions, policies, and procedures; and

(4) Orders, directives, and instructions issued by the COMUSK relating to force protection, security, health, safety, or relations and interaction with local nationals. Included in this list are force protection advisories, health advisories, are (i.e. “off-limits”), prostitution and human trafficking and curfew restrictions.

(o) Vehicle or equipment licenses. IAW USFK Regulation 190-1, Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations. All contractor employees/dependents must have either a Korean driver’s license or a valid international driver’s license to legally drive on Korean roads, and must have a USFK driver’s license to legally drive on USFK installations. Contractor employees/dependents will first obtain a Korean driver’s license or valid international driver’s license then obtain a USFK driver’s license.

(p) Evacuation.

(1) If the COMUSK orders a non-mandatory or mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national contractor personnel.

(2) Non-combatant Evacuation Operations (NEO).

(i) The contractor shall designate a representative to provide contractor personnel and dependents information to the servicing NEO warden as required by direction of the Responsible Officer.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(ii) If contract period of performance in the Republic of Korea is greater than six months, non emergency essential contractor personnel and all IC/TR dependents shall participate in at least one USFK sponsored NEO exercise per year.

(q) Next of kin notification and personnel recovery.

(1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is missing, captured, or abducted.

(2) In the case of missing, captured, or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DOD Directive 2310.2, Personnel Recovery.

(3) IC/TR personnel shall accomplish Personnel Recovery/Survival, Evasion, Resistance and Escape (PR/SERE) training in accordance with USFK Reg 525-40, Personnel Recovery Procedures and USFK Reg 350-2 Theater Specific Required Training for all Arriving Personnel and Units Assigned to, Rotating to, or in Temporary Duty Status to USFK.

(r) Mortuary affairs. Mortuary affairs for contractor personnel who die while providing support in the theater of operations to U.S. Armed Forces will be handled in accordance with DOD Directive 1300.22, Mortuary Affairs Policy and Army Regulation 638-2, Care and Disposition of Remains and Disposition of Personal Effects.

(s) USFK Responsible Officer (RO). The USFK appointed RO will ensure all IC/TR personnel complete all applicable training as outlines in this clause.

13. EXEMPTION FROM THE AIR PASSENGER DUTY IN THE UNITED KINGDOM

The Contractor shall request relief from Her Majesty’s Air Passenger Duty for all passenger travel performed within the United Kingdom under the terms of this contract. Said request shall be forwarded to Head Office Control Team, HM Customs and Excise, Cambridge Excise, Lockton Hours, Clarendon Road, Cambridge, CB2 2BH, and shall include reference to the following:

This relief is in accordance with arrangements and agreements between the appropriate US Government authority and HM customs and Excise (reference RDM 513/539/01). All US Government personnel traveling under the authority of this contract are traveling for official purposes and the travel is reimbursed from official funds of the US Government.

Specific reference is made to this contract.

Failure to apply for said relief shall not be basis for a claim for equitable adjustment.

14. DEFICIT TRAFFIC

a. This term applies to a situation where the Contractor’s aircraft departed but the full amount of traffic within the guaranteed ACL could not be transported on the flight involved due to reasons caused by the Contractor. The deficit shall be charged from the station where it is incurred through to the first Government scheduled traffic stop where the deficit is corrected and the Government may utilize the space. Contractor shall be paid at the USTRANSCOM negotiated uniform price for that portion of the trip, if any, over which he transported said traffic, less a seat mile or ton mile reduction caused by the deficit. The Contractor shall not bill for the dollar value of the deficit traffic, and the Government’s guarantee with respect to that mission is reduced accordingly. Deficit traffic moved by a Contractor on any subsequent flight will be considered as newly generated traffic.

b. Below is an example of deficit traffic calculation. The rates are approximations, not the current negotiated uniform rate. Actual deficit reduction will be based on actual uniform rates for the appropriate period of performance.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ROUTE: KNKT-(PANC)-(RJTY)-RODN-(RJTY)-(PANC)-KNKT

MILES: 16,020

RATE: $.14 (round-trip passenger rate per seat mile)

ACL: 190 seats

Situation: Two seats were unavailable for use from Kadena AB (RODN) to Cherry Point MCAS (KNKT). The two-seat deficit is calculated as follows:

8010 miles (RODN-(RJTY)-(PANC)-KNKT); times, $.14 per seat mile (RATE); times, two seats (number of seats not available for AMC use) = $2,242.80 Total Deficit.

15. BUMPING PASSENGERS ON NON-STOP SERVICE

a. The Contractor shall provide non-stop service as specified on Section B line items. In the event the ACL must be reduced to provide non-stop service, the Contractor shall move space required bumped passengers on the next available scheduled service flight. The bumped passengers become the sole responsibility of the carrier until moved, to include but not limited to, meals, lodging and transportation to and from lodging. In addition, if deemed appropriate by the ACO, the contracted price will be discounted by the percentage of bumped passengers. The discount will be computed by dividing the bumped passenger count by the contracted ACL. That percentage will be applied to the price for the portion of the flight not flown with the contracted ACL.

b. For example: A MD-11 is contracted for 360 passengers to fly Seattle-Osan-Kunsan-Osan-Seattle. The contract price for the Seattle-Osan leg (5614 miles) is $145,959.51. The carrier cannot fly non-stop from Seattle to Osan without bumping 18 passengers to reduce the weight. 18 divided by 360 = 5%. $145,959.51 x 5% = $7,297.98. The total trip price of $291,919.02 will be reduced by $7,297.98 for a paid total of $284,621.04.

c. The Government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of “FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price),” nor in any way, diminish the Government’s rights under the Clause entitled “Default.” The rights and remedies of the Government provided for in this paragraph are not exclusive and do not give rise to Government liability for costs incurred and are in addition to any other Government rights and remedies provided for by law or by this contract.

16. TRIP CANCELLATION

a. General. The Contracting Officer may unilaterally cancel an occasional mission, provided notification is given the Contractor. Any verbal notification will be confirmed in writing. Large-scale cancellations or long term reduction of requirements will not normally be covered by this paragraph. Any reference to days in this clause means a continuous 24-hour period. All “days” in this clause refer to “calendar days.”

(1) A cancellation charge will be paid on missions canceled with notification given within the time frames outlined in Appendix A of the Rates and Rules. The cancellation charge will be applied to the trip price for the route segment only (ferry, stop charges, Eurocontrol surcharge or any other additional charges will not be included). Cancellation charges will not apply to missions terminated or canceled due to weather situations or threat of hostilities beyond the control of the Contractor or the Government.

(2) Missions awarded less than 14 days prior to the operating date and subsequently canceled will be paid the cancellation charge identified in the Rates and Rules.

(3) Missions awarded less than 5 days prior to the operating date and subsequently canceled will not be paid a percentage cancellation charge. The Contractor shall submit actual incurred mission costs for reimbursement consideration.

(4) Contractor may elect to accept replacement missions in lieu of a cancellation charge.

b. No Cost Cancellations

(1) The Government will accrue one no-cost cancellation per quarter (beginning Oct, Jan, Apr, and Jul) from all

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Contractors (in the event of a teaming arrangement, each individual member of the team) who have operated 30 or more missions during the previous quarter (Oct will be based on missions from the previous contract). These no-cost cancellations may be applied to either fixed or expansion buys.

(2) No-cost cancellations may be used by the Government in lieu of paying a cancellation charge for missions canceled with at least 7 days notice and can be used at any time during the contract periods. If a mission is canceled with less than 7 days notice, the application of a no-cost cancellation is subject to mutual agreement.

(3) No-cost cancellations will not be carried over from the current contract to the next contract.

17. ALLOCATION AND ORDERING OF EXPANSION AIRLIFT

a. Expansion requirements will be awarded, based on entitlement, to the contractor who has submitted an acceptable offer in response to the Government’s request for offers. Expansion entitlement will be calculated in the same manner as entitlement for the fixed, peacetime airlift award and as described in paragraph (b) below. Factors used to determine the acceptability of an offer include timeliness of submission, type and weight capacity of aircraft offered, date of availability, total cost of offer and contractor reliability and violation status. When two or more members of a Teaming Arrangement (TA) make acceptable offers for the same expansion requirement, the TA agent will determine which contractor will perform the mission.

b. Awards for expansion business will be allocated monthly based on entitlement calculated by dividing each contractor’s mobilization value (MV) points by the total points of all entitled contractors offering in a category. Entitled contractor’s MV points will be recalculated by the Government at the beginning of each quarter (October, January, April, July) beginning 1 Oct 09, to adjust for any aircraft offered by new contractors or for additional aircraft committed by contractors during the contract period. Contractors who propose STC compliant aeromedical evacuation aircraft throughout the year will also be evaluated and entitlement recalculated by the Government at the beginning of each quarter. If placing those aircraft in the aeromed program will result in exceeding the maximum of 50, a re-distribution or re-allocation of aircraft will be performed to ensure the new contractor has at least 2 aircraft in Stage II as described in Section M. Entitlement percentages will be recalculated for each category of business. New contractors committing aircraft to the CRAF after the closing of the Request for Proposal (RFP) may offer as an individual contractor, as a new TA or as an addition to an existing TA. A contractor who submits an offer after RFP closing and is awarded a contract is considered a non-entitled contractor until such time as the next quarterly recalculation of MVP is completed. Prior to recalculation, the contractor will be considered for expansion business only if no acceptable offers are received from entitled contractors. If more than one non-entitled contractor offers on an expansion requirement, award will be made to the contractor who has committed the most aircraft in wide body equivalents to the CRAF. Recalculated entitlement percentages shall be utilized for expansion awards only. The Contracting Officer will attempt to make awards commensurate to every contractor’s entitlement each month; however, the Government is not obligated to ensure individual contractors/TAs meet or exceed their entitlement each month. Expansion entitlement not received in one month may not be carried over to a future month.

c. Task Orders. The Government will request and contractors shall submit offers for expansion airlift electronically, telephonically, or by telefax. An offer submitted by a contractor is considered a firm offer that, when accepted by the Government, becomes binding. Issuance of a task order (DD Form 1155) serves as Government acceptance of the contractor’s offer. Task orders shall set forth (1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information. An executed copy of each task order will be provided to the Contractor.

d. One Way Cargo Rate: Based on commercial backhaul results, a One Way Cargo Rate has been established. Realizing some cargo carriers may not have the same backhaul opportunities, this rate will be applied by mutual agreement only. Carriers may elect to offer missions at the rate (155%) or at the ad-hoc rate (170%). Carriers offering at the lower, semi-annual/quarterly rate will receive more of their entitlement on one-way missions in the semi-annual/quarterly buy.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

18. AWARDING EXPANSION AIRLIFT FOR OUTSIZED CARGO SERVICE OR SERVICE INTO RESTRICTED AREAS OR REMOTE LOCATIONS

a. The Government may have requirements for outsized cargo services (as described in Attachment 1, PWS, Section 1 paragraph 1.3.16. and 1.3.17) or service into areas where the operations of US-certificated carriers are restricted. These requirements include airlift services not currently available directly from US certificated contractor due to the absence of US certificated aircraft with the requisite capacity. With the express approval of the contracting officer, the contractor may perform these services by subcontracting to a foreign contractor. The foreign contractor must be DOD-approved pursuant to 32 CFR 861 prior to submission of offer (reference Section L, paragraph 8(b)(11)). Any Civil Reserve Air Fleet carrier sponsoring a foreign air carrier to provide air transportation services for the DOD, must first audit that carrier to a standard equivalent to the FAA code share program. Audit results will be provided to the Commercial Airlift Division of HQ AMC for review prior to beginning the DOD air carrier survey process. Any Civil Reserve Air Fleet carrier sponsoring a foreign air carrier to provide air transportation services for the DOD, must first audit that carrier to a standard equivalent to the FAA code share program. Audit results will be provided to the Commercial Airlift Division of HQ AMC for review prior to beginning the DOD air carrier survey process.

b. The process for award of expansion airlift for outsized cargo will be as follows:

(1) Requirements will be competed on a mission-by-mission basis at the time specific routes and dates become available. Interested contractors will propose specific type(s) of aircraft, and an all inclusive trip price. Reference Section B, paragraph 3f(4). Mission need dates are stated on the requirements. However, alternate dates of operation will be considered. Award will be made with schedule considered somewhat more important than price, with price remaining a significant factor. The Government intends to award, where possible, to offers made within the stated mission need dates, but reserves the right to award on alternate dates if it is determined that such an award represents the best value to the Government, schedule and price considered.

(2) Award of the mission or a group of missions will be made to the DOD approved contractor with the lowest priced acceptable offer in response to the Government’s request for offers. Factors other than lowest total trip price used to determine the acceptability of an offer include timeliness of submission, type and weight capacity of aircraft offered, contractor reliability and violation status, and date of availability.

(3) If only one offer is received, award will be subject to the contracting officer’s determination of whether the price is fair and reasonable.

c. The process for award of expansion airlift for service into areas when the operations of US-certificated carriers are restricted will be as follows:

(1) Contractor agrees to perform service into the following locations (additional locations may be added as required):

a ORBI — Baghdad

b ORBD — Ballad

c ORAA — Al Asad

d ORAT — Al Taqaddum

e ORSH — Al Sahra

Specific missions may be requested on a daily basis. Reference Section B, paragraph 3f(4).

(2) Award of the mission will be made to the DOD approved contractor with the lowest priced acceptable offer in response to the Government’s request for offers. Factors other than lowest total trip price used to determine the acceptability of an offer include timeliness of submission, type and weight capacity of aircraft offered, contractor reliability and violation status, and date of availability.

(3) If only one offer is received, the price will be determined fair and reasonable prior to award.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

d. Task Orders. The Government will request and contractors shall submit offers for outsized cargo expansion airlift electronically, telephonically, or by fax. An offer submitted by a contractor is considered a firm offer that, when accepted by the Government, becomes binding. Issuance of a task order (DD Form 1155) serves as Government acceptance of the contractor’s offer. Task orders shall set forth (1) the services being ordered, (2) performance date, (3) price, (4) fund cite, and (5) any other pertinent information. An executed copy of each task order will be provided to the contractor. Reference Section G, paragraph 2a.

e. Terms and conditions of this contract that will not apply to outsized cargo missions are:

(1) Entitlement

(2) USTRANSCOM Negotiated Uniform Rates and Rules.

(3) Reimbursables listed in SLINs 0001AA and 0001AB.

(4) Section G, paragraph 4c concerning ferry certification.

(5) Cancellation fees as defined in paragraph 16, Trip Cancellation of this section.

f. Remote Locations. For a mission flying into a remote location where ground handling equipment is not available, the mission may be analyzed to compare the cost of a U.S. Flag carrier landing at another nearby airfield which has ground handling equipment and trucking the cargo to the remote location or purchasing an aircraft equipped with a crane and/or mechanized loading system (i.e. AN-124) and flying directly into the remote location.

19. CONTRACTS TO BE PERFORMED IN JAPAN

The Status of Forces Agreement between the United States and Japan (SOFA) governs the rights and obligations of the United States armed forces in Japan. Unless a contractor is present in Japan solely to perform under a contract with the United States for the sole benefit of the United States armed forces in Japan and is accorded privileges under SOFA Article XIV, it and its employees shall be subject to all the laws and regulations of Japan. Certain contractor employees and their dependents not accorded privileges under SOFA Article XIV may be accorded privileges under SOFA Article I(b). Dependents of contractors or of contractor employees who receive SOFA Article XIV status do not receive status under SOFA Article XIV or SOFA Article I(b). The Contractor shall comply with the instruction of the Contracting Officer concerning the entry of its employees, equipment, and supplies into Japan, and shall comply with all applicable Japanese laws and regulations as well United States Forces Japan (USFJ) and USFJ component policies and regulations during the performance of this contract.

20. SOFA ARTICLE XIV STATUS

(a) Awardee may apply for Article XIV status under the United States — Japan Status of Forces Agreement (SOFA). Persons, including corporations organized under the laws of the United States, and their employees who are ordinarily resident in the United States and whose presence in Japan is solely for the purpose of executing contracts with the United States for the benefit of the United States armed forces may acquire privileged status under SOFA Article XIV. Such contractors and contractor employees are eligible for agency privileges and benefits under the SOFA but otherwise remain subject to the laws and regulations of Japan. Neither SOFA Article XIV nor SOFA Article I(b) status and privileges extend to dependents of SOFA Article XIV contractors or contractor employees.

(b) Procedures.

(1) Formal application for SOFA Article XIV status shall be made to HQ USFJ only after the contract has been awarded and the contractor’s place of operation in Japan has been determined.

(2) A contractor seeking SOFA Article XIV status for itself and its employees shall submit the following to the Contracting Officer as part of its offer:

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(i) Proof that the contractor is a person ordinarily resident in the United States or a corporation organized under the laws of the United States and that its presence in Japan is solely for the purpose of executing contracts with the United States for the benefit of the United States armed forces; and

(ii) Proof that the contractor’s employees are persons ordinarily resident in the United States and that their presence in Japan is solely for the purpose of performing work under contracts with the United States for the benefit of the United States armed forces.

(3) The Contracting Officer shall make the initial determination whether the contractor qualifies for SOFA Article XIV status. Upon a determination of qualification, the Contracting Officer shall forward a request for designation to Commander, U.S. Forces Japan, ATTN: USFJ/J5, Unit 5068, APO AP 96328. The request shall include the items requested in subparagraph (b)(2), a full explanation of the necessity of using a United States contractor consistent with DFARS PGI 225.74, and relevant documentation.

(4) HQ USFJ shall make the final determination on the contractor’s SOFA Article XIV status upon consultation with the Government of Japan.

(5) Upon receipt of HQ USFJ approval, the Contracting Officer shall issue Letters of Identification indicating SOFA Article XIV status has been granted to the contractor and contractor employees.

(6) Once a contractor has been designated under SOFA Article XIV, it is not necessary that it be redesignated if a follow-on contract is awarded to that contractor; provided the new contract does not involve a material change from the work under which the SOFA Article XIV designation was originally granted and there is no significant delay between completion of the existing contract and initiation of performance under the follow-on contract.

(c) SOFA Article XIV privileges and benefits. In accordance with SOFA Article XIV, paragraphs 3 through 8, upon certification by appropriate United States authorities as to their identity, such persons and their employees shall be accorded the following benefits of the SOFA. Note: Privileges and benefits afforded under SOFA Article XIV do not extend to dependents/family members.

(1) Access to and movement between facilities and areas in use by the United States armed forces and between such facilities and areas and the ports or airports of Japan as provided for in SOFA Article V, paragraph 2;

(2) Entry into Japan and exemption from Japanese laws and regulations on the registration and control of aliens as provided for in SOFA Article IX;

(3) Exemption from customs duties and other such charges on furniture and household goods for private use imported by person when they first arrive to work in Japan, vehicles and parts imported for private use, and reasonable quantities of clothing and household goods for everyday private use which are mailed into Japan through United States military post offices as provided for in SOFA Article XI, paragraph 3;

(4) If authorized by the installation commander or designee, the right to use Navy exchanges, post exchanges, base exchanges, commissaries, messes, social clubs, theaters, newspapers and other non-appropriated fund organizations regulated by United States military authorities as provided for in SOFA Article XV;

(5) The transmission into or outside of Japan of United States dollar or dollar instruments realized as a result of contract performance as provided for in SOFA Article XIX, paragraph 2;

(6) The use of postal facilities as provided for in SOFA Article XXI;

(7) Exemption from the laws and regulations of Japan with respect to terms and conditions of employment except that such exemption shall not apply to the employment of local nationals in Japan;

(8) Exemption from taxes and similar charges of Japan on depreciable assets except houses, held, used, or transferred for the execution of contracts referenced in subparagraph (a);

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(9) Exemption from taxation in Japan on the holding, use transfer by death, or transfer to person or agencies entitled to tax exemption under the SOFA, of movable property, tangible or intangible, the presence of which in Japan is due solely to the temporary presence of these persons in Japan, provided such exemption shall not apply to property held for the purpose of investment or the conduct of other business in Japan or to any intangible property registered in Japan. No exemption from taxes payable for the use of roads by private vehicles is provided under SOFA Article XIV;

(10) Exemption from income or corporation taxes of the Government of Japan or any other taxing agency in Japan on any income derived under a contract made in the United States with the Government of the United States in connection with the construction, maintenance or operation of any of the facilities or area covered by the SOFA. The provisions of this paragraph do not exempt such persons from payment of income or corporation taxes on income derived from Japanese sources;

(11) Japan authorities have the right to exercise jurisdiction over SOFA personnel in relation to offenses committed in Japan and punishable by the law of Japan. In those cases in which the Japanese authorities have the primary right to exercise jurisdiction but decide not to do so, the United States shall have the right to exercise such jurisdiction as is conferred on it by the law of the United States.

21. SOFA ARTICLE I(b) STATUS (To be granted to subcontractor employees performing in Japan).

(a) SOFA Article I(b) status. Individuals including, but not limited to, technical advisors, consultants, entertainers serving under contracts with the United States for the provision of services in support of U.S. armed forces in Japan, and whose presence is required in Japan to provide such services, may acquire SOFA status in Japan as part of the civilian component under Article I(b) of the SOFA. To qualify for SOFA status under SOFA Article I(b), such individuals must be:

(1) United States nationals,

(2) not ordinarily resident in Japan,

(3) present in Japan at the invitation of, and solely for the purpose of executing contracts with, the United States for the benefit of the United States armed forces, and

(4) not contractors or employees of a contractor whose presence in Japan is solely for the purpose of executing contracts within the definition of SOFA Article XIV.

(b) SOFA Article I(b) procedures. Contractor personnel must obtain a Letter of Identification from Contracting Officer to authorize entry into Japan under SOFA Article I(b) and to identify which Article I(b) privileges and benefits will be provided to each employee/dependent. Contractor shall, in writing, identify all contractor personnel and accompanying dependents eligible for SOFA Article I(b) status to the Contracting Officer.

(c) SOFA Article 1(b) privileges and benefits. Persons granted authority to enter Japan under SOFA Article I(b) and their dependents (defined as spouse, children under 21, and, if dependent for over half their support upon an individual having SOFA Article I(b) status, parents and children over 21) shall be accorded the following benefits of the SOFA. These privileges are personal to the employee/dependent and to not inure to the employer. The employer must be legally present in Japan and authorized to perform the contractual duties in accordance with Japanese law.

(1) Access to and movement between facilities and areas in use by the United States armed forces and between such facilities and areas and the ports or airports of Japan as provided for in SOFA Article V, paragraph 2;

(2) Entry into Japan and exemption from Japanese laws and regulations on the registration and control of aliens as provided for in SOFA Article IX;

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(3) Acceptance as valid by Japan, without a driving test or fee, a U.S. Forces, Japan Operator’s Permit for Civilian Vehicle as provided for in SOFA Article X. Issuance of such permit shall be subject to applicable military regulation;

(4) Exemption from customs duties and other such charges on materials, supplies, and equipment which are to be incorporated into articles or facilities used by the United States armed forces furniture, household goods for private use imported by person when they first arrive to work in Japan, vehicles and parts imported for private use, and reasonable quantities of clothing and household goods for everyday private use which are mailed into Japan through United States military post offices as provided for in SOFA Article XI, paragraphs 2 and 3;

(5) Exemption from the laws and regulations of Japan with respect to terms and conditions of employment as provided for in SOFA Article XII, paragraph 7, except that such exemption shall not apply to the employment of local nationals in Japan;

(6) Exemption from Japanese taxes to the Government of Japan or to any other taxing agency in Japan on income received as a result of their service with the United States armed forces as provided for in SOFA Article XIII. The provisions of Article XIII do not exempt such persons from payment of Japanese taxes on income derived from Japanese sources;

(7) If authorized by the installation commander or designee, the right to use Navy exchanges, post exchanges, base exchanges, commissaries, messes, social clubs, theaters, newspapers and other non-appropriated fund organizations regulated by United States military authorities as provided for in SOFA Article XV;

(8) The transmission into or outside of Japan of United States dollar or dollar instruments realized as a result of contract performance as provided for in SOFA Article XIX, paragraph 2;

(9) The use of postal facilities as provided for in SOFA Article XXI;

(10) Exemption from taxation in Japan on the holding, use transfer by death, or transfer to person or agencies entitled to tax exemption under the SOFA, of movable property, tangible or intangible, the presence of which in Japan is due solely to the temporary presence of these persons in Japan, provided such exemption shall not apply to property held for the purpose of investment or the conduct of other business in Japan or to any intangible property registered in Japan.

(11) Japan authorities have the right to exercise jurisdiction over SOFA personnel in relation to offenses committed in Japan and punishable by the law of Japan. In those cases in which the Japanese authorities have the primary right to exercise jurisdiction but decide not to do so, the United States shall have the right to exercise such jurisdiction as is conferred on it by the law of the United States.

22. LOGISTIC SUPPORT IN JAPAN

Contractor, contractor personnel, and in the case of personnel granted SOFA Article I(b) status, dependents, shall, subject to availability as determined by the installation commander or designee, be provided logistic support including, but not limited to, the items below:

(a) Navy, Base or Post Exchange, including exchange service stations, theaters, and commissary (Article I(b) personnel/dependents and Article XIV personnel only);

(b) Laundry and dry cleaning on a fee for service basis;

(c) Military banking facilities (Article I(b) personnel/dependents and Article XIV personnel only);

(d) Transient billeting facilities on a reimbursable basis;

(e) Open mess (club) membership, as determined by each respective club (Article I(b) personnel/dependents and Article XIV personnel only);

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(f) Casualty assistance (mortuary services) on a reimbursable basis;

(g) Routine medical care on a reimbursable basis for U.S. citizens and emergency medical care on a reimbursable basis for non-U.S. citizens;

(h) Dental care (limited to relief of emergencies) on a reimbursable basis;

(i) Department of Defense Dependent Schools on a space-available and tuition-paying basis;

(j) Postal support, as authorized by military postal regulations (Article I(b) personnel/dependents and Article XIV personnel only);

(k) Local recreation services on a space-available basis;

(l) Issuance of U.S. Forces, Japan Operator’s Permit (Article I(b) personnel/dependents and Article XIV personnel only);

(m) Issuance of vehicle license plates (Article I(b) personnel/dependents and Article XIV personnel only).

23. PROPOSAL (COST PACKAGE) PREPARATION USING THE UNIFORM SYSTEM OF ACCOUNTS AND COST ACCOUNTING STANDARDS

The contractor shall prepare the proposal for the contract and modifications thereto using accounting practices that:

(i)             Comply with pronouncements of the Uniform System of Accounts (USAR) reported to Department of Transportation (DOT) IAW 14 Code of Federal Regulations (CFR) 241; USTRANSCOM ratemaking procedures contained in carrier cost package instructions; and USTRANSCOM Roundtrip (S1)/One-way (S2) monthly mileage fuel reports and

(ii)          Are consistent with the contractor’s written and established practices for measuring, assigning and allocating costs, and

(iii)       When applicable, comply with Cost Accounting Standards and FAR Clauses 52.230-2, 52.230-3 and 52.230-6.

24. AI 25.1103-104 COMPLIANCE WITH LAWS AND REGULATIONS (MAR 2009) (APPLICABLE FOR ALL MISSIONS OPERATING IN IRAQ AND AFGHANISTAN)

(a) The Contractor shall comply with, and shall ensure that its employees and its subcontractors and their employees, at all tiers, are aware of and obey all U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps operations and fragmentary orders, instructions, policies and directives.

(b) Contractor employees shall particularly note all laws, regulations, policies, and orders restricting authority to carry firearms, rules for the use of force, and prohibiting sexual or aggravated assault. Contractor employees are subject to General Orders Number 1, as modified from time to time, including without limitation, their prohibition on privately owned firearms, alcohol, drugs, war souvenirs, pornography and photographing detainees, human casualties or military security measures.

(c) Contractor employees may be ordered removed from secure military installations or the theater of operations by order of the senior military commander of the battle space for acts that disrupt good order and discipline or violate applicable laws, regulations, orders, instructions, policies, or directives. Contractors shall immediately comply with any such order to remove its contractor employee.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(d) Contractor employees performing in the USCENTCOM Area of Operations (AOR) may be subject to the jurisdiction of overlapping criminal codes, including, but not limited to, the Military Extraterritorial Jurisdiction Act (18 U.S.C. Sec. 3261, et al) (MEJA), the Uniform Code of Military Justice (10 U.S.C. Sec. 801, et al)(UCMJ), and the laws of the Host Nation. Non-US citizens may also be subject to the laws of their home country while performing in the USCENTCOM AOR. Contractor employee status in these overlapping criminal jurisdictions may be modified from time to time by the United States, the Host Nation, or by applicable status of forces agreements.

(e) Under MEJA, a person who engages in felony misconduct outside the United States while employed by or accompanying the Armed Forces is subject to arrest, removal and prosecution in United States federal courts. Under the UCMJ, a person serving with or accompanying the Armed Forces in the field during a declared war or contingency operation may be disciplined for a criminal offense, including by referral of charges to a General Court Martial. Contractor employees may be ordered into confinement or placed under conditions that restrict movement within the AOR or administratively attached to a military command pending resolution of a criminal investigation.

(f) Contractors shall immediately notify military law enforcement and the Contracting Officer if they suspect an employee has committed an offense. Contractors shall take any and all reasonable and necessary measures to secure the presence of an employee suspected of a serious felony offense. Contractors shall not knowingly facilitate the departure of an employee suspected of a serious felony offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.

25. REIMBURSABLE SUBMISSION

Requests for reimbursables under SLIN 0001AA will be rounded to the nearest whole dollar and submitted to the contracting officer for review and approval as stated below. All requests shall be direct costs excluding any indirect charges such as G&A and profit.

a.               Transportation Tax; Head Tax; Custom Charges will be requested through Wide Area Work Flow based on actual charges as outlined in 19 USC 58c; Immigration Charges as outlined in 8 USC 1356(d); Animal and Plant Health Inspection Service Fee as outlined in 7 CFR Part 354 (passenger fee only), and Federal Inspection Station Fee. Review and approval by the contracting officer will be based on government acceptance of actual passenger head counts as verified in GDSS.

b.              Demurrage will be paid on completed cargo missions when departure is delayed over 3 hours beyond scheduled block time and the delay is Government controlled (See Section F, paragraph 4). Evaluation of request will be determined based on contractor submitted and government validation of actual mission details and circumstances as documented in GDSS and COR reports. Payment of delays of fractions of an hour will be calculated using normal rounding procedures, i.e., 29 minutes or less will be dropped, 30 minutes or more will be rounded to the next whole hour. Payment will be made in accordance with the Rates and Rules.

c.               Other costs (i.e. extraordinary insurance cost, excess baggage, government directed care of passengers during non-controllable delays, etc.) may be allowed as reimbursable, if determined appropriate and authorized by the Contracting Officer prior to the contractor incurring the cost. Actual costs shall be submitted to the contracting officer for determination as allocable, allowable and reasonable IAW FAR Part 31.

26. FUEL REIMBURSEMENT

Fuel adjustments made under CLIN 0001AB will be rounded to the nearest whole dollar and will submitted and approved in accordance with Attachment 1, Appendix 3, paragraph 16 of Section C, Performance Work Statement (PWS).

27. INSTRUCTIONS FOR NEGOTIATED UNIFORM RATE DEFECTIVE PRICING RECOUPMENT

The Civil Reserve Air Fleet (CRAF) International contract uniform rate is based on a compilation and weighting of data provided by all carriers receiving at least $650,000 in revenue under the previous CRAF contract. The price paid for missions under the CRAF contract is based on this uniform rate and defective cost or pricing data supplied by one carrier could result in a “Defective Rate” paid to all carriers participating in that particular aircraft classification

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

category (i.e., Passenger - Large Class, Cargo – Medium Class, etc). Therefore, the total decrease in the rate will be assessed to all carriers in that rate category.

A per mile rate adjustment for all affected carriers will be calculated by subtracting the corrected rate from the “Defective Rate”. Overpayments for all carriers will be calculated by multiplying the rate adjustment per ton/seat mile by the average maximum standard payload of the carrier’s aircraft, and then by the number of paid miles. This is accomplished for any payments that were paid utilizing the Defective Rate. This would include payments for paid miles, ferry miles, euro control charges, contingency rates and cancellation charges.

Contractors that have offsetting cost or pricing data impacting the rate adjustment may submit the data for consideration by the contracting officer if the contractor certifies that to the best of the contractor’s knowledge and belief, the contractor is entitled to the offset in the amount requested and the contractor proves that the cost or pricing data was available before the “as of” date specified on its Certificate of Current Cost or Pricing Data, and that data was not submitted before such date. An offset will not be allowed if the understated data were known by the contractor before the “as of” date specified on its Certificate of Current Cost or Pricing Data, or the government proves the facts demonstrate the contract price would not have increased in the amount of the offset even if the available data had been submitted before the “as of” date specified on its Certificate of Current Cost or Pricing Data.

In addition to refunding the overpayment received, the carrier responsible for the defective cost or pricing data shall be liable for interest and penalties on the overpayment amount received in accordance with FAR 52.215-10 (d). These overpayment amounts shall be subject to interest from the date of overpayment, at the applicable underpayment rate effective for each quarter prescribed by the Secretary of the Treasury under 26 USC 6621(a)(2), and shall be refunded to the Government by the overpayment recipients within 30 days of the demand for repayment.

Overpayments to other carriers in the rate category will be treated as contract debt in accordance with FAR 32.603 and related interest will be assessed in accordance with FAR 52.232-17. The recovery will be equal to the overpayments made. Overpayments will be calculated as indicated above and shall be refunded to the Government within 30 days of the demand for repayment. In accordance with FAR 52.232-17, interest charges for these carriers shall apply to any contract debt unpaid after 30 days from the issuance of a demand.

An example of how overpayments may be calculated is provided below. This example simplifies many of the calculations, but is provided for clarification.

“Defective Rate”	$0.15000

Corrected Rate	$0.14900
Per Mile Adjustment Due to Defective Cost or Pricing Data	$0.00100

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Carriers in Class	Defective Rate Paid Miles	Rate Difference per seat Mile	Average Max Std Payload	Total Amount

Carrier A’s Overpayment	5,000,000	$0.001	360	$1,800,000.00
Carrier B’s Overpayment	4,000,000	$0.001	360	$1,440,000.00
Carrier C’s Overpayment (Responsible for Defective Data)	4,500,000	$0.001	330	$1,485,000.00
Carrier D’s Overpayment	2,000,000	$0.001	330	$660,000.00
Total Over Payment				$5,385,000.00

Interest Due from Carrier C as a result of Defective Pricing Data ($1,485,000 x 8%)		8%		$118,800.00	*

Total Amount Due from Carriers
Carrier A				$1,800,000.00
Carrier B				$1,440,000.00
Carrier C (Overpayment + Int.)				$1,603,800.00
Carrier D				$660,000.00

Potential Penalty (52.215-10(d)(2))				$1,485,000.00

Total Carrier C Potential Defective Pricing Recovery (Overpayment + Interest + Penalty)				$3,088,800.00

* Interest rate is prescribed by the Secretary of the Treasury under 26 USC 6621(a)(2) and can also be found in the Defense Contract Audit Agency (DCAA) Contract Audit Manual (CAM) at Chapter 14 paragraph 14-125 InterestRates – Defective Pricing. It is to be paid from the date overpayment is made to the date it is re-paid.

28. INSTRUCTIONS FOR RECOUPMENT OF OVERPAYMENTS UNDER THE NEGOTIATED UNIFORM RATE ARISING FROM ADJUSTMENTS RELATED TO CHANGES OR NON-COMPLIANCE IN COST ACCOUNTING STANDARDS

The Civil Reserve Air Fleet (CRAF) International contract utilizes a negotiated uniform rate based on a compilation and weighting of data provided by all carriers receiving at least $650,000 in revenue under the previous CRAF contract. The price paid for missions under the CRAF contract is based on this negotiated rate. Non-compliance issues or changes in cost accounting practices which affect data submitted by one carrier could result in a cost impact to all carriers participating in that particular aircraft classification category (i.e., Passenger - Large Class, Cargo – Medium Class, etc).

In all CAS issues, the Cognizant Federal Agency Official (CFAO) shall determine materiality in accordance with 48 CFR 9903.305. If the CFAO determines the cost impact is immaterial, no contract adjustment will be made. The contractor will, however, be informed that non-compliance must be corrected. If the non-compliance is not corrected, the government reserves the right to make appropriate contract adjustments should the cost impact become material in the future. For instances where the amount involved is considered material for required, unilateral and desirable

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

changes and CAS non-compliances, the CFAO shall make adjustments in accordance with FAR 30.603, 30.604, 30.605 and 30.606.

Because the CRAF contract utilizes a uniform rate, the total increase or decrease in the rate, as applicable, including any impact the change/non-compliance may have on the contract, will be assessed to all carriers in that rate category. The CAS contractor proposing the change or causing the non-compliance will be required to submit a General Dollar Magnitude (GDM) or Detailed Cost Impact (DCI) proposal in accordance with FAR 52.230-6. These proposals, as required, should be submitted based on the individual contractor’s costs. Recovery from this carrier will consist of the overpayment and interest. Any overpayment amounts shall be subject to interest from the date of overpayment until the time the overpayment is repaid, at the applicable underpayment rate effective for each quarter prescribed by the Secretary of the Treasury under 26 USC 6621(a)(2).

Overpayments to other carriers in the rate category will be treated as contract debt in accordance with FAR 32.603 and related interest will be assessed in accordance with FAR 52.232-17. The recovery will be equal to the overpayments made. Overpayments will be calculated as indicated below and shall be refunded to the Government within 30 days of the demand for repayment. In accordance with FAR 52.232-17, interest charges for these carriers shall apply to any contract debt unpaid after 30 days from the issuance of a demand.

To calculate overpayments, USTRANSCOM will consider the difference between the negotiated rate and the rate that would have been negotiated had the Contractor’s changes or compliant practice been in place at the time the final rate was negotiated. A per mile rate adjustment for all affected carriers will be calculated by subtracting the corrected rate from the original negotiated rate, and may include overpayments made to each carrier, calculated by multiplying the rate adjustment per ton/seat mile by the average maximum standard payload of the carrier’s aircraft, and then by the number of paid miles. This would include payments for paid miles, ferry miles, euro control charges, contingency rates and cancelation charges.

The example below illustrates how recoupment amounts may be calculated. The example may simplify many of the calculations and interest will be applied as indicated above, but is provided for clarification.

Original Rate	$0.15000
Corrected Rate	$0.14900

Per Mile Adjustment Due to Change/Non-compliance	$0.00100

Carriers in Class	Original Rate Paid Miles	Rate Difference per seat Mile	Average Max Std Payload	Total Amount

Carrier A’s Overpayment	5,000,000	$0.001	360	$1,800,000.00
Carrier B’s Overpayment	4,000,000	$0.001	360	$1,440,000.00
Carrier C’s Overpayment (Responsible for CAS Change/Non-Compliance)	4,500,000	$0.001	330	$1,485,000.00	*
Carrier D’s Overpayment	2,000,000	$0.001	330	$660,000.00

* Interest rate will be applied as prescribed by the Secretary of the Treasury under 26 USC 6621(a)(2) and can also be found in the Defense Contract Audit Agency (DCAA) Contract Audit Manual (CAM) at Chapter 8 paragraph 8-503.2, Interest. It is to be paid from the date overpayment is made to the date the adjustment is effected.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

1. 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) FAR

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be addressed electronically at this address: http://farsite.hill.af.mil/

2. The following clauses are incorporated by reference:

FAR
NUMBER	CLAUSE TITLE	DATE

52.202-1	DEFINITIONS	JUL 2004
52.203-3	GRATUITIES	APR 1984
52.203-5	COVENANT AGAINST CONTINGENT FEES	APR 1984
52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP 2006
52.203-7	ANTI-KICKBACK PROCEDURES	JUL 1995
52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN 1997
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN 1997
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP 2007
52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	DEC 2008
52.204-2	SECURITY REQUIREMENTS	AUG 1996
52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR 2008
52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP 2006
52.215-2	AUDIT AND RECORDS - NEGOTIATION	JUN 1999
52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT 1997
52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT 1997
52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT 1997
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT 2004
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POST RETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL 2005
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT 1997
52.216-18	ORDERING	OCT 1995
The blank in para (a), line 5 is completed as follows:
1 Oct 09 through 30 Sep 10
52.216-19	ORDER LIMITATIONS	OCT 1995
The blanks are completed as follows:
Para (a), line 2 $3,000 (least amount of MOBREP funding)
Para (b)(1) $4,000,000 (max single route value)
Para (b)(2) $150,000,000 (max task order amount)
Para (b)(3) 5 days
Para (d), line 3 5 days
52.216-22	INDEFINITE QUANTITY	OCT 1995
The blank in para (d), last line is completed as follows: 30 Sep 10
52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY 2004

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

FAR
NUMBER	CLAUSE TITLE	DATE

52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (DEVIATION)	FEB 2009
	ALT II	OCT 2001
52.219-16	LIQUIDATED DAMAGES — SUBCONTRACTING PLAN	JAN 1999
52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB 1997
52.222-3	CONVICT LABOR	JUN 2003
52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB 1999
52.222-26	EQUAL OPPORTUNITY	MAR 2007
52.222-29	NOTIFICATION OF VISA DENIAL	JUN 2003
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP 2006
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN 1998
52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP 2006
52.222-41	SERVICE CONTRACT ACT OF 1965	NOV 2007
NOTE: The applicable wage determinations are included as Attachment 5a and 5b.
52.222-50	COMBATING TRAFFICKING IN PERSONS	FEB 2009
52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	JAN 2009
52.223-6	DRUG-FREE WORKPLACE	MAY 2001
52.224-1	PRIVACY ACT NOTIFICATION	APR 1984
52.224-2	PRIVACY ACT	APR 1984
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN 2008
52.225-19	CONTRACTOR PERSONNEL IN A DESIGNATED OPERATIONAL AREA OR SUPPORTING A DIPLOMATIC OR CONSULAR MISSION OUTSIDE THE UNITED STATES	MAR 2008
52.226-1	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES	JUN 2000
52.227-1	AUTHORIZATION AND CONSENT	DEC 2007
52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC 2007
52.227-6	ROYALTY INFORMATION	APR 1984
52.228-3	WORKERS’ COMPENSATION INSURANCE (DEFENSE BASE ACT)	APR 1984
52.228-4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR 1984
52.228-5	INSURANCE—WORK ON A GOVERNMENT INSTALLATION	JAN 1997
52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR 2003
52.229-6	TAXES—FOREIGN FIXED-PRICE CONTRACTS	JUN 2003
52.230-2	COST ACCOUNTING STANDARDS	OCT 2008
52.230.3	DISCLOSURE AND CONSISTENCY OF COST ACOUNTING PRACTICES	OCT 2008
52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	MAR 2008
52.232-4	PAYMENTS UNDER TRANSPORTATION CONTRACTS AND TRANSPORTATION-RELATED SERVICES CONTRACTS	APR 1984
52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB 2002
52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR 1984
52.232-11	EXTRAS	APR 1984
52.232-17	INTEREST	OCT 2008
52.232-18	AVAILABILITY OF FUNDS	APR 1984
52.232-23	ASSIGNMENT OF CLAIMS	JAN 1986
	ALTERNATE I	APR 1984

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

FAR
NUMBER	CLAUSE TITLE	DATE

52.232-25

PROMPT PAYMENT

Subparagraph (a)(.3)(iv)is changed to read: Description, quantity, unit of measure, unit price, and extended price of supplies delivered or services performed. (Note: For certain CLINS, as specified, in the contract, the contractor shall round invoiced amounts to the nearest whole dollar amount).

OCT 2008
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER (CCR)	OCT 2003
52.233-1	DISPUTES	JUL 2002
	ALTERNATE I	DEC 1991
52.233-3	PROTEST AFTER AWARD	AUG 1996
52.237-2	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION	APR 1984
52.242-13	BANKRUPTCY	JUL 1995
52.243-1	CHANGES—FIXED-PRICE	AUG 1987
	ALTERNATE IV	APR 1984
52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	FEB 2009
52.245-1	GOVERNMENT PROPERTY	JUN 2007
52.245-9	USE AND CHARGES	JUN 2007
52.246-25	LIMITATION OF LIABILITY - SERVICES	FEB 1997
52.247-5	FAMILIARIZATION WITH CONDITIONS	APR 1984
52.247-12	SUPERVISION, LABOR, OR MATERIALS	APR 1984
52.247-21	CONTRACTOR LIABILITY FOR PERSONAL INJURY AND/OR PROPERTY DAMAGE	APR 1984
52.247-27	CONTRACT NOT AFFECTED BY ORAL AGREEMENT	APR 1984
52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN 2003
52.248-1	VALUE ENGINEERING	FEB 2000
52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY 2004
52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE), ALT I	APR 1984

DEFENSE
FAR SUP
NUMBER	CLAUSE TITLE	DATE

252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC 1991
252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	JAN 2009
252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC 2008
252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN 2009
252.204-7000	DISCLOSURE OF INFORMATION	DEC 1991
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR 1992
252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION	SEP 2007
252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV 2001
252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC 1991
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC 2006
252.215-7000	PRICING ADJUSTMENTS	DEC 1991
252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC 2006
252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR 2007

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

DEFENSE
FAR SUP
NUMBER	CLAUSE TITLE	DATE

252.222-7000	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL	MAR 2000
The blank in para (a), line 2 is completed as follows: HAWAII/ALASKA
252.223-7002	SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES	MAY 1994
252.223-7003	CHANGE IN PLACE OF PERFORMANCE— AMMUNITIONS AND EXPLOSIVES	DEC 1991
252.223-7004	DRUG-FREE WORK FORCE	SEP 1988
252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR 1993
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	JUN 2005
252.225-7042	AUTHORIZATION TO PERFORM	APR 2003
252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	MAR 2006
The blank in paragraph (d) is completed as follows:
HQ AFSFC/SFPA Commercial: (210) 925-7035/
252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC 1991
252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC 1991
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR 1998

3. FAR 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of services for a maximum of six (6) months and the USTRANSCOM Uniform Rate for FY10 shall apply. In the event the Government exercises this option, prices shall be determined in accordance with Section B, paragraph 3. This option may be exercised more than once, but the total extension of performance hereunder shall not exceed six (6) months. The Contracting Officer may exercise the option by written notice to the Contractor not later than 30 days prior to expiration of the contract.

4. FAR 52.222.42 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

This Statement is for Information Only:
It is not a Wage Determination

Employee Class	Monetary Wage — Fringe Benefits
General Schedule: Gate Agent	GS-06 Step 1/$17.47 per hour
General Schedule: Lead Gate Agent	GS-07 Step 1/$19.42 per hour
General Schedule: Supervisory Gate Agent	GS-08 Step 1/$21.51 per hour
General Schedule: First Pilot	GS-11 Step 1/$27.03 per hour
General Schedule: Co-Pilot	GS-10 Step 1/$24.60 per hour
General Schedule: Flight Dispatcher	GS-07 Step 1/$18.26 per hour
General Schedule: Second Officer/Flight Engineer	GS-09 Step 1/$22.34 per hour

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5. FAR 52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. “Ozone-depleting substance,” as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR Part 82 as—

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II , including, but not limited to hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

Warning

Contains (or manufactured with, if applicable) *              , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

* The Contractor shall insert the name of the substance(s).

6. FAR 52.250-1 INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR 1984)

a. “Contractor’s principal officials,” as used in this clause, means directors, officers, managers, superintendents, or other representatives supervising or directing—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operations at any one plant or separate location in which this contract is being performed; or

(3) A separate and complete major industrial operation in connection with the performance of this contract.

b. Under Public Law 85-804 (50 U.S.C. 1431-1435) and Executive Order 10789, as amended, and regardless of any other provisions of this contract, the Government shall, subject to the limitations contained in the other paragraphs of this clause, indemnify the Contractor against—

(1) Claims (including reasonable expenses of litigation or settlement) by third persons (including employees of the Contractor) for death; personal injury; or loss of, damage to, or loss of use of property;

(2) Loss of, damage to, or loss of use of Contractor property, excluding loss of profit; and

(3) Loss of, damage to, or loss of use of Government property, excluding loss of profit.

c. This indemnification applies only to the extent that the claim, loss, or damage

(1) arises out of or results from a risk defined in this contract as unusually hazardous or nuclear and

(2) is not compensated for by insurance or otherwise.

Any such claim, loss, or damage, to the extent that it is within the deductible amounts of the Contractor’s insurance, is not covered under this clause. If insurance coverage or other financial protection in effect on the date the approving official authorizes use of this clause is reduced, the Government’s liability under this clause shall not increase as a result.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

d. When the claim, loss, or damage is caused by willful misconduct or lack of good faith on the part of any of the Contractor’s principal officials, the Contractor shall not be indemnified for—

(1) Government claims against the Contractor (other than those arising through subrogation); or

(2) Loss or damage affecting the Contractor’s property.

e. With the Contracting Officer’s prior written approval, the Contractor may, in any subcontract under this contract, indemnify the subcontractor against any risk defined in this contract as unusually hazardous or nuclear. This indemnification shall provide, between the Contractor and the subcontractor, the same rights and duties, and the same provisions for notice, furnishing of evidence or proof, and Government settlement or defense of claims as this clause provides. The Contracting Officer may also approve indemnification of subcontractors at any lower tier, under the same terms and conditions. The Government shall indemnify the Contractor against liability to subcontractors incurred under subcontract provisions approved by the Contracting Officer.

f. The rights and obligations of the parties under this clause shall survive this contract’s termination, expiration, or completion. The Government shall make no payment under this clause unless the agency head determines that the amount is just and reasonable. The Government may pay the Contractor or subcontractors, or may directly pay parties to whom the Contractor or subcontractors may be liable.

g. The Contractor shall—

(1) Promptly notify the Contracting Officer of any claim or action against, or any loss by, the Contractor or any subcontractors that may be reasonably expected to involve indemnification under this clause;

(2) Immediately furnish to the Government copies of all pertinent papers the Contractor receives;

(3) Furnish evidence or proof of any claim, loss, or damage covered by this clause in the manner and form the Government requires; and

(4) Comply with the Government’s directions and execute any authorizations required in connection with settlement or defense of claims or actions.

h. The Government may direct, control, or assist in settling or defending any claim or action that may involve indemnification under this clause.

7. DEFINITION OF UNUSUALLY HAZARDOUS RISK

a. Definitions:

(1) “Civil Reserve Air Fleet (CRAF) Mission” means the provision of airlift services under this contract (1) ordered pursuant to authority available because of the activation of CRAF or (2) directed by Commander, United States Transportation Command (TCCC) or his successor for missions substantially similar to or in lieu of those ordered pursuant to formal CRAF activation.

(2) “Airlift Services” means all services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

(3) “War risks” means risks of:

(a) War, invasion, acts of foreign enemies, hostilities (whether declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempt at usurpation of power.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b) Any hostile detonation of any weapon of war employing atomic or nuclear fission and/or fusion or other like reaction or radioactive force or matter.

(c) Strikes, riots, civil commotions, or labor disturbances related to occurrences under subparagraph (1) above.

(d) Any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting there from is accidental or intentional, except for ransom or extortion demands

(e) Any malicious act or act of sabotage, vandalism, or other act intended to cause loss or damage.

(f) Confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any Government (whether civil or military or de facto) or public or local authority.

(g) Hijacking or any unlawful seizure or wrongful exercise of control of the aircraft or crew (including any attempt at such seizure or control) made by any person or persons on board the aircraft or otherwise, acting without the consent of the insured.

(h) The discharge or detonation of a weapon or hazardous material while on the aircraft as cargo or in the personal baggage of any passenger.

b. For the purpose of the contract clause entitled “Indemnification Under Public Law 85-804 (APR 1984),” it is agreed that all war risks resulting from the provision of airlift services for a CRAF mission in accordance with the contract are unusually hazardous risks, and shall be indemnified to the extent that coverage for such risks is not reasonably available under Chapter 443 of the Federal Aviation Act or other insurance, because such insurance has been canceled, has applicable exclusions, or has been determined by the Government to be prohibitive in cost. The Government’s liability to indemnify the contractor shall not exceed that amount for which the contractor commercially insures under its established policies of insurance, which are maintained by the FAA.

c. Indemnification of risks involving the operation of aircraft, as discussed above, is limited to claims or losses arising out of events, acts, or omissions involving the operation of an aircraft for airlift services for a CRAF mission, from the time that aircraft is withdrawn from the contractor’s regular operations (commercial, DOD, or other activity unrelated to airlift services for a CRAF mission) until it is returned for regular operations. Indemnification with regard to other contractor personnel or property utilized or services rendered in support of CRAF missions is limited to claims or losses arising out of events, acts, or omissions occurring during the time the first prepositioning of personnel, supplies and equipment to support the first aircraft of the contractor used for airlift services for a CRAF mission is commenced until the timely removal, as determined by the Contracting Officer, of such personnel, supplies and equipment after the last such aircraft is returned for regular operations.

d. Indemnification is contingent upon the contractor maintaining, if available, non-premium insurance under Chapter 443 of the Federal Aviation Act and normal commercial insurance, as required by this contract or other competent authority. Indemnification for losses covered by a contractor self-insurance program shall only be on such terms as incorporated in this contract by the Contracting Officer in advance of such a loss.

8. TRANSFARS 5552.204-9000 NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY AND VISITOR GROUP SECURITY AGREEMENTS (APRIL 2007)

This contract contains a DD Form 254, DOD Contract Security Classification Specification, and requires performance  at a government location in the U.S. or overseas. Prior to beginning operations involving classified information on an installation identified on the DD Form 254, the contractor shall take the following actions:

(a) At least thirty days prior to beginning operations, notify the security police activity shown in the distribution block of the DD Form 254 as to:

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(1) The name, address, and telephone number of this contract company’s representative and designated alternate in the  U.S. or overseas area, as appropriate;

(2) The contract number and military contracting command;

(3) The highest classification category of defense information to which contractor employees will have access which must coincide with the level of classification granted to the company and cage code located in the Joint Personnel Adjudication System (JPAS);

(4) The installations in the U.S. (in overseas areas, identify only the APO number(s)) where the contract work will be performed;

(5) The date contractor operations will begin on base in the U.S. or in the overseas area;

(6) The estimated completion date of operations on base in the U.S. or in the overseas area; and,

(7) Any changes to information previously provided under this clause.

This requirement is in addition to visit request procedures contained in DOD 5220.22-M, National Industrial Security Program Operating Manual.

(b) Prior to beginning operations involving classified information on an installation identified on the DD Form 254 where the contractor is not required to have a facility security clearance, the contractor shall enter into a Visitor Group Security Agreement (or understanding) with the installation commander to ensure that the contractor’s security procedures are properly integrated with those of the installation. As a minimum, the agreement shall identify the security actions that will be performed:

(1) By the installation for the contractor, such as providing storage and classified reproduction facilities, guard services, security forms, security inspections under DOD 5220.22-M, classified mail services, security badges, visitor control, and investigating security incidents; and

(2) Jointly by the contractor and the installation, such as packaging and addressing classified transmittals, security checks, internal security controls, and implementing emergency procedures to protect classified material.

9. TRANSFARS 5552.216-9001 ECONOMIC PRICE ADJUSTMENT BASED ON ACTUAL COST OF FUEL — AIRLIFT (FEB 2009) ALT II (FEB 2009)

In order to protect the contractor and the government from significant market fluctuations in the price of fuel, an adjustment will be made based on actual costs incurred. Adjustments will be made as indicated below.

(a)   Economic price adjustment (EPA) pursuant to this clause is limited to changes in the contractor’s cost for fuel only.

(b)   Allowable fuel adjustments will be made upward or downward only when the price of fuel varies by more than one cent per gallon from the pegged rate established in the Uniform Rates and Rules.

(1)   When the average price per gallon paid by the contractor is greater than the pegged price established in the Uniform Rates and Rules, the government will reimburse the contractor the difference between the price paid and the pegged price.

(2)   When the average price per gallon paid by the contractor is below the pegged price established in the Uniform Rates and Rules, the contractor will reimburse the government the difference between the price paid and the pegged price. Under these circumstances, the contracting officer will issue a demand letter and funds will be reimbursed as directed.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(c) The fuel adjustment process shall be in accordance with Attachment 1 of this contract, Performance Work Statement, Appendix 3.

10. TRANSFARS 5552.216-9003 USTRANSCOM TASK AND DELIVERY ORDER OMBUDSMAN (JUNE 2009)

In accordance with FAR 16.505(b)(6), the individual identified below is designated as the USTRANSCOM Task and Delivery-Order Ombudsman. The ombudsman is an independent official designated to review contractor complaints and to ensure contractors are afforded a fair opportunity to be considered, consistent with the procedures in the contract. Consulting the ombudsman does not relieve the contractor from performance requirements in the contract, nor alter or postpone any timelines for any other processes. Interested parties should first address their concerns, issues, disagreements, and/or recommendations to the contracting officer for resolution. If resolution cannot be made by the contracting officer, concerned parties may contact:

Deputy Director, Acquisition Business Operations

Telephone Number: 618-256-4300 FAX: 618-256-4702

11. TRANSFARS 5552.223-9001 HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (APRIL 2007)

(a) In performing work under this contract on a Government installation, the contractor shall:

(1) Comply with the specific health and safety requirements established by this contract;

(2) Comply with the health and safety rules of the Government installation that concern related activities not directly addressed in this contract;

(3) Take all reasonable steps and precautions to prevent accidents and preserve the health and safety of contractor and Government personnel performing or in any way coming in contact with the performance of this contract; and

(4) Take such additional immediate precautions as the contracting officer may reasonably require for health and safety purposes.

(b) The contracting officer may, by written order, direct Air Force Occupational safety and Health (AFOSH) Standards and/or health/safety standards as may be required in the performance of this contract and any adjustments resulting from such direction will be in accordance with the Changes clause of this contract.

(c) Any violation of these health and safety rules and requirements, unless promptly corrected as directed by the contracting officer, shall be grounds for termination of this contract in accordance with the Default clause of this contract.

12. TRANSFARS 5552.242-9000 COMMON ACCESS CARDS (CACs) FOR CONTRACTOR PERSONNEL (AUG 2008)

(a) When contractor performance is required on government installation(s)/location(s), contractors shall ensure Common Access Cards (CACs) are obtained by all contract or subcontract employees who meet one or both of the following criteria:

(1) Require long-term logical access to Department of Defense computer networks and systems in either:

(i) the unclassified environment; or

(ii) the classified environment where authorized by governing security directives.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(2) Perform work on a long-term basis, which requires the use of a CAC for installation entry control or physical access to facilities and buildings.

(b) Contractors and their employees shall use the following procedures to obtain CACs:

(1) Contractors shall provide a listing of their employees that will require a CAC to the contracting officer. The listing will contain the following information in order for a CAC application to be created in the Contractor Verification System (CVS): last, middle, and first names; Social Security Number; Date of Birth; email address; the contract number; and the contract end date. The contracting officer will provide a copy of the list to the government representative in the local organization designated to authorize issuance of contractor CACs (i.e., Trusted Agent (TA)). The TA will then create a CAC application in the Contractor Verification System (CVS.)

(2) Once the TA has created the CAC application, a temporary login/password will be generated in CVS. The TA will notify each contractor employee when his/her application is created and will securely distribute the login/password to that contractor employee. Each contractor employee will then enter the CVS web site using the temporary login/password and complete the CAC application and submit it back to the TA.

(3) If contractor employees will not require access to classified information, each contactor employee will be required to complete either the Questionnaire for Non-Sensitive Positions (SF85), located at www.opm.gov/forms/pdf_fill/SF85.pdf, or the Questionnaire for Public Trust Positions (SF85P) and submit fingerprint cards (FD-258) to the USTRANSCOM contracting officer who will verify each employee and then forward the documents to the Security Services Center for processing. The questionnaires and fingerprint cards will be forwarded by the Security Services Center personnel to OPM who will conduct a National Agency Check with written Inquiries (NACI) background investigation. Before the TA approves the CAC application in CVS, the TA must verify that a background investigation has either been opened or completed by OPM, or adjudicated by the Air Force Central Adjudication Facility (AFCAF), as shown in the Joint Personnel Adjudication System (JPAS).

(4) If contractor employees will require access to classified information, the contractor’s company Facility Security Officer processes the Questionnaire for National Security Positions (SF86) and the fingerprint cards (FD-258) and submits them directly to the Defense Industrial Security Clearance Office (DISCO). Before the TA approves the CAC application in CVS, the TA must verify that a background investigation has been either opened or completed by OPM, or adjudicated by DISCO, as shown in JPAS.

(5) Once the TA has approved the CAC application, the TA will inform the contractor employee to proceed to the nearest CAC issuance workstation (usually located within the local Military Personnel Flight (MPF)) with two forms of picture identification. CAC issuance workstation personnel will then issue the CAC.

(c) While visiting or performing work on government installation(s)/location(s), contractor employees shall wear or prominently display the CAC as required by the governing local policy.

(d) During the performance period of the contract, the contractor, or contractor employee as appropriate, shall:

(1) Within 7 working days of any changes to the listing of the contract personnel authorized a CAC, provide an updated listing to the contracting officer who will provide the updated listing to the TA (who will create new CAC applications or revoke those for employees no longer performing on the contract as appropriate);

(2) As part of security out-processing, or when no longer performing on the specific contract for which the CAC was approved, return their CAC to either their TA, the USTRANSCOM Security Services Center personnel; or to a designated USTRANSCOM representative.

(3) Report lost or stolen CACs immediately to the TA, the USTRANSCOM Security Services Center, or to a designated USTRANSCOM representative.

(e) Within 7 working days following completion/termination of the contract, return all CACs issued to contractor employees to the TA, the USTRANSCOM Security Services Center, or to a designated USTRANSCOM

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

representative.

(f) Failure to comply with these requirements may result in withholding of final payment.

(g) For OCONUS contracts, in addition to the above procedures, contractor employees requiring a Geneva Convention category on their CAC will be required to complete DD Form 1172-2, Application for Department of Defense Common Access Card DEERS Enrollment. This form shall be submitted to/approved by the contracting officer and then be presented to the CAC issuance workstation personnel in conjunction with the CVS application for CAC issuance.

13. TRANSFARS 5552.247-9000 AIR SAFETY (APRIL 2007)

(a) Contractor is obligated to comply with generally accepted standards of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy Department of Defense (DOD) quality and safety requirements as described in 32 CFR Part 861, Section 861.4. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms as such may affect flight safety, as well as with all applicable Federal Aviation Administration (FAA) Regulations, Airworthiness Directives, Orders, rules, and standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standards of airmanship, training, or maintenance.

(b) The cleanliness and orderliness of an aircraft, including the visible components and surfaces thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and may have a direct effect on the security and confidence of passengers. Therefore, contractor’s failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in good state of repair may be deemed a failure to comply with generally accepted standards of maintenance to the extent the failure goes beyond mere cosmetic or housekeeping deficiencies and relates in some manner to confidence in the safety, maintenance, or airworthiness of the aircraft.

(c) Should the government determine that any of the following conditions exist, it may suspend or place in temporary nonuse status contractor’s further performance of airlift transportation services for the DOD:

(1) Contractor’s failure to meet any of the obligations imposed by the preceding two paragraphs.

(2) Involvement of one of contractor’s aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract).

(3) Any other condition that affects the safe operation of contractor’s flights hereunder.

(d) Such suspension shall be accomplished pursuant to the Department of Defense Commercial Air  Transportation Quality and Safety Review Program (32 CFR Part 861), which is hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by the Commander (United States Transportation Command) from time to time. The suspension procedures, including the temporary nonuse, reinstatement and appeals processes, set out therein, are binding, final, and conclusive. In no event shall suspension or temporary nonuse proceedings, regardless of outcome, give rise to any liability on the part of the government.

(e) Suspension or temporary nonuse hereunder resulting in unavailability of contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract “Requirement for Authorization to Engage in Air Transportation.”

14. TRANSFARS 5552.247-9001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR TRANSPORTATION (AUG 2007)

(a) This contract is conditioned upon the Contractor (if the contractor is a team arrangement, applies to each team member) being an air carrier and holding a Certificate of Public Convenience and Necessity issued under Section 401 of the Federal Aviation Act (FAA of 1958, as amended), or otherwise authorized by the Department of Transportation (DOT) to engage in direct air transportation services, holding an Air Carrier’s Operating Certificate issued by the FAA

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

under Part 121 of the Federal Aviation Regulations (14 CFR 121) for airlift operated by the offeror, and participating in the CRAF, if applicable. Furthermore, the Contractor shall not be in a suspension or temporary nonuse status in accordance with clause 5552.247-9000, “AIR SAFETY.”

(b) If at any time during the performance period of this contract the contractor is not in compliance with the requirements of paragraph (a) above, including, but not limited to, instances when the certificate demonstrating compliance with paragraph a above is (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or (iii) such certificate or interim operating authority has expired and has not been renewed, then the contracting officer may elect any one or a combination of the following courses of action:

(1) Suspend the contractor from further performance of all or any part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such time as the suspension, temporary nonuse, cancellation, or revocation shall have been finally set aside, removed, or otherwise terminated. The period of suspension of this contract will begin at the time that notice thereof is given by the contracting officer to the contractor’s designee named in accordance with paragraph 2 of Section G of this contract. All flights, which were scheduled to be flown during the time any such suspension is in effect, will be canceled. A unilateral modification reflecting the cancellation and reducing the government’s obligation accordingly will be issued by the contracting officer at the termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the government and is not a termination within the meaning of clause 52.249-2, “Termination for Convenience of the Government (Fixed-Price).” Such cancellation will be accomplished at no cost to either party, and the substitute service provisions of this contract will not apply to such canceled flights.

(2) Exercise the government’s rights under the clause 5552.247-9002, “Contractor’s Failure to Provide Service.”

(3) Terminate this contract in whole or in part under the procedures of the clause entitled “Default.” If this contract is terminated for default pursuant to paragraph b, and if it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

(4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the provisions of clause 52.249-2, “Termination for Convenience of the Government (Fixed-Price),” and neither party will be liable to the other party for costs incurred as a result of such cancellation.

(c) If at any time an air carrier ceases operations or surrenders their operating certificate to the Federal Aviation Administration (FAA), the air carrier is required to immediately notify the Contracting Officer the next business day and the DOD Commercial Airlift Division at (618) 229-4801, as well as in writing to HQ AMC/A3B, 402 Scott Drive, Unit 3A1 Scott AFB IL 62225-5302, stating the circumstances for ceasing operations and/or surrendering their operating certificate.

15. TRANSFARS 5552.247-9002 CONTRACTOR’S FAILURE TO PROVIDE SERVICE (AUG 2008)

(a) In the event that contractor’s aircraft is unable to depart from any station, the government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled “Termination for Convenience of the Government,” nor in any way diminish the government’s rights under the clause entitled “Default.” The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

(b) Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor’s aircraft, which is unable to proceed from the departure station or from any en route station short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure within 16 hours subsequent to scheduled departure time for a passenger flight or a mixed flight from an

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

originating station or an en route station, or within 4 hours of a scheduled departure time for a passenger flight or a mixed flight from an en route station where no holding facilities for passengers are available, or within 24 hours of a scheduled departure time for a cargo flight from either the originating station or an en route station, or for any flight within such lesser time as may be agreed to by the contractor’s designee, the government may: (1) cancel the requirement for further movement of the defaulted flight; (2) require the contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow; (3) acquire substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

(1) In the event that the requirement for further movement of the defaulted flight is canceled, the number of passengers equal to the Guaranteed Allowable Cabin Load (GACL) for the flight involved, or the number of pounds of cargo equal to the GACL of the flight involved, or the number of miles for the flight involved, will be subtracted from the government’s guarantee. Any canceled requirement will be deleted from the contract by unilateral modification. If the failure to depart was from the originating station, contractor will not be paid any amount for the flight involved. If the failure to depart was from an en route station, the contractor will be paid at the USTRANSCOM negotiated uniform rate for that portion of the trip over which he did transport the passengers or cargo.

(2) If the contractor is required to transport the passengers or cargo of the defaulted flight by substitute service within such additional time as the contracting officer may allow, the contractor shall arrange and pay directly all costs involved in the transportation by the substitute aircraft. In this event, the contractor will be paid the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to, providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space, by common carriage or otherwise, needed for the movement of the passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer and must be obtained only from American Flag carriers, except that in the event an American Flag carrier is unavailable or not reasonably available for point-to-point substitute service within an overseas area, upon prior authorization of the contracting officer, the contractor may use a Foreign Flag schedule carrier for substitute service on an exception basis only and provided the requirements of the clause entitled “Preference for United States Flag Air Carriers,” are complied with. In such event, contractor would be paid the contract price for the involved transportation. If contractor transports by purchase of common carriage only a part of the number of passengers or amount of cargo of the defaulted flight, he will only be paid for those passengers or cargo so transported, and the passengers or cargo not transported shall be deducted from the government’s guarantee.

(3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space to transport by common carriage or otherwise, the number of passengers or amount of cargo involved in the defaulted flight. In either event, the substitute service shall be deducted from the government’s guarantee and the contractor would be charged by the government, any amount that the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. (If this substitute service is obtained for only a portion of a trip as provided in the contract, the contract price will be prorated for the distance involved in determining the amount due to the government.) Contractor will not be paid any amount for the defaulted flight except that he will be paid at the USTRANSCOM negotiated uniform rate for that portion of the trip, if any, over which he did transport the passengers or cargo on the flight involved. The contractor shall provide all services normally provided in connection with flights operating under this contract. In the event the defaulted flight was to be performed between military bases and the government procures common carriage substitute service, the defaulting contractor shall be responsible for the transportation between the military bases and the commercial terminal.

(4) The government may, in its discretion, elect to either reschedule the defaulted flight to a later time within the performance period of the contract or may move these passengers and/or this cargo, or any portion thereof. In this event, the number of passengers equal to the GACL for the flight involved, or the number of pounds of cargo to the GACL of the flight involved, or the number of miles for the flight involved will be subtracted from the government’s guarantee and the contractor will be charged, by the government, the excess, if any, of the charge for this movement over the contract price. If this movement is utilized for only a portion of a trip as provided in the contract, the contract price will be prorated for the distance involved in determining the amount due the government. Contractor will not be paid any amount for transportation of the passengers or cargo of the defaulted flight except that he will be paid at the

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

USTRANSCOM negotiated uniform rate for that portion of the trip, if any, over which he did transport said passengers or cargo in the flight involved.

(c) The contracting officer may permit the contractor to provide services with substitute aircraft having a lower Allowable Cabin Load (ACL). When such substitution of aircraft is permitted, the contractor shall be reimbursed at the rate per ton/pax mile established in the original award times the lesser ACL with a corresponding reduction in the government’s guarantee. In addition or as an alternative to providing substitute aircraft having a lower ACL, the contracting officer may permit the contractor to acquire, at his own expense, the amount of space, by common carriage, needed for movement of the pax or cargo equal to the ACL of the aircraft originally scheduled for the flight, in which event the contractor will be paid at the contract rate for the pax and/or cargo within the GACL which are actually transported. The contracting officer may also permit the contractor to provide services with substitute aircraft having a higher ACL than the aircraft required for performance of services under the contract. In this event, the contractor will be reimbursed only the contract price for the flight as originally awarded.

(d) The contracting officer, in making his decisions and selections for substitute service, will use his discretion in such a manner as to mitigate contractor’s liability for excess costs when reasonably possible. However, military needs and urgency will be the prime consideration in the exercise of this discretion.

(e) The provisions of Section C, Performance Work Statement, relative to contractor’s responsibility for care of passengers, and for providing meals and billets, apply to all situations discussed in this clause, wherein the contractor failed to depart as scheduled. Contractor shall retain responsibility for passengers until such time as they are moved by the contractor or the government, or the requirement is canceled by the government.

(f) In the event the contractor fails to deliver any part of the GACL (pax or cargo) to manifested destination due to an accident, contractor will be paid at USTRANSCOM negotiated uniform rate only for that amount of pax or cargo delivered to manifested destination.

16. LOSS OF USE SET RATE

a. In lieu of seeking actual damages for loss of use under the contract indemnification clause, FAR 52.250-1, (Section I para 6), the contractor elects to accept the Loss of Use Set Rate described below. The election to use the set rate is binding upon the contractor during the term of the contract for losses resulting from unusually hazardous or nuclear risk and subject to indemnification under Public Law 85-804.

b. The Loss of Use Set Rate shall be determined as follows:

(1) If the contractor insures commercially for loss of use, the contractor shall be paid the amount that would have been due from the insurer.

(2) If the contractor’s commercial insurance does not include coverage for loss of use, loss of use is deemed to be the subject of a contractor self-insurance program. This is subject to P.L. 85-804 indemnification on the terms set forth in this clause. The loss of use set rate shall be determined using the following formula:

utilization(1) x 500 mph x ACL(2) x adjusted USTRANSCOM uniform rate(3) = aircraft value per day

c. The election to use the set rate versus claiming for actual losses is binding upon the contractor for incidents arising during the term of this contract. The set rate is only available for temporary loss of use of the aircraft. It

(1) Airborne hours per day. If loss occurs during a Civil Reserve Air Fleet Mission ordered pursuant to authority available because of the activation of CRAF, the hours of utilization will be equal to the guaranteed utilization specified in Part I, Section B. If loss occurs during a Civil Reserve Air Fleet Mission directed by the Commander, Air Mobility Command, or his successor, for a mission substantially similar to or in lieu of those ordered pursuant to formal CRAF activation, the hours of utilization will be the contractor’s average daily utilization based on aircraft flight logs for the aircraft type during the 12 months prior to the beginning of the period of performance of the contract.

(2) USTRANSCOM allowable cabin load per Uniform Rates and Rules.

(3) USTRANSCOM uniform rate less costs not incurred (e.g., fuel, maintenance) and less profit.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

anticipates the contractor will act with due diligence in bringing the aircraft back on line. Loss of Use, beyond 30 days, may be approved by the Contracting Officer subject to determining that the contractor’s plan for return of the aircraft is fair and reasonable. If the Government so determines, it may total out the loss in lieu of paying the set rate. The set rate does not preclude claim for, or payment of, other damages subject to indemnification; e.g., cost of repair.

d. The contractor shall notify the administrative Contracting Officer at USTRANSCOM/TCAQ-C of the loss, request payment, and provide pertinent information relating to the cause of loss. If the administrative Contracting Officer determines the loss qualifies for indemnification under Section I, paragraphs 6 and 7, the parties shall negotiate the payment terms. In the event the administrative Contracting Officer later determines the loss does not qualify for indemnification, then the contractor shall refund the amount of overpayment to the Government on demand.

17. Based upon guidance from CENTCOM J4C, the following DFARS Class Deviation applies to individuals performing in theater for 30 days or more:

CONTRACTOR PERSONNEL IN THE UNITED STATES CENTRAL COMMAND AREA OF RESPONSIBILITY (DEVIATION 2007-O0010)

(a) Definitions. As used in this clause—

“Chief of mission” means the principal officer in charge of a diplomatic mission of the United States or of a United States office abroad which is designated by the Secretary of State as diplomatic in nature, including any individual assigned under section 502(c) of the Foreign Service Act of 1980 (Public Law 96-465) to be temporarily in charge of such a mission or office.

“Combatant commander” means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.

(b) General. (1) This clause applies when contractor personnel are required to perform in the United States Central Command (USCENTCOM) Area of Responsibility (AOR), and are not covered by the clause at DFARS 252.225-7040, Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States.

(2) Contract performance may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the Contractor accepts the risks associated with required contract performance in such operations.

(3) Contractor personnel are civilians.

(i) Except as provided in paragraph (b)(3)(ii) of this clause, and in accordance with paragraph (i)(3) of this clause, contractor personnel are only authorized to use deadly force in self defense.

(ii) Contractor personnel performing security functions are also authorized to use deadly force when use of such force reasonably appears necessary to execute their security mission to protect assets/persons, consistent with the terms and conditions contained in the contract or with their job description and terms of employment.

(4) Service performed by contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c) Support. Unless specified elsewhere in the contract, the Contractor is responsible for all logistical and security support required for contractor personnel engaged in this contract.

(d) Compliance with laws and regulations.  The Contractor shall comply with, and shall ensure that its personnel in the USCENTCOM AOR are familiar with and comply with, all applicable—

(1) United States, host country, and third country national laws;

(2) Treaties and international agreements;

(3) United States regulations, directives, instructions, policies, and procedures; and

(4) Force protection, security, health, or safety orders, directives, and instructions issued by the Combatant Commander; however, only the Contracting Officer is authorized to modify the terms and conditions of the contract.

(e) Preliminary personnel requirements. (1) Specific requirements for paragraphs (e)(2)(i) through (e)(2)(vi) of this clause will be set forth in the statement of work, or elsewhere in the contract.

(2) Before contractor personnel depart from the United States or a third country, and before contractor personnel residing in the host country begin contract performance in the USCENTCOM AOR, the Contractor shall ensure the following:

(i) All required security and background checks are complete and acceptable.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(ii) All personnel are medically and physically fit and have received all required vaccinations.

(iii) All personnel have all necessary passports, visas, entry permits, and other documents required for contractor personnel to enter and exit the foreign country, including those required for in-transit countries.

(iv) All personnel have received theater clearance, if required by the Combatant Commander.

(v) All personnel have received personal security training. The training must at a minimum—

(A) Cover safety and security issues facing employees overseas;

(B) Identify safety and security contingency planning activities; and

(C) Identify ways to utilize safety and security personnel and other resources appropriately.

(vi) All personnel have received isolated personnel training, if specified in the contract. Isolated personnel are military or civilian personnel separated from their unit or organization in an environment requiring them to survive, evade, or escape while awaiting rescue or recovery.

(vii) All personnel who are U.S. citizens are registered with the U.S. Embassy or Consulate with jurisdiction over the area of operations on-line at http://www.travel.state.gov.

(3) The Contractor shall notify all personnel who are not a local national or ordinarily resident in the host country that—

(i) Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States (see the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3261 et seq.);

(ii) Pursuant to the War Crimes Act, 18 U.S.C. 2441, Federal criminal jurisdiction also extends to conduct that is determined to constitute a violation of the law of war when committed by a civilian national of the United States;

(iii) Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises of United States diplomatic, consular, military or other Government missions outside the United States (18 U.S.C. 7(9)).

(f) Processing and departure points. The Contractor shall require its personnel who are arriving from outside the area of performance to perform in the USCENTCOM AOR to—

(1) Process through the departure center designated in the contract or complete another process as directed by the Contracting Officer;

(2) Use a specific point of departure and transportation mode as directed by the Contracting Officer; and

(3) Process through a reception center as designated by the Contracting Officer upon arrival at the place of performance.

(g) Personnel data.

(1) The Contractor shall enter, before deployment, or if already in the USCENTCOM AOR, enter upon becoming an employee under this contract, and maintain current data, including departure date, for all contractor personnel, including U.S. citizens, U.S. legal aliens, third country nationals, and local national contractor personnel, who are performing this contract in the USCENTCOM AOR. This requirement excludes—

•      Personnel hired under contracts for which the period of performance is less than 30 days; and

•      Embarked contractor personnel, while afloat, that are tracked by the Diary Message Reporting System.

(2) The automated web-based system to use for this effort is the Synchronized Predeployment and Operational Tracker (SPOT). Follow these steps to register in and use SPOT:

(i) SPOT registration can be accomplished by either a Common Access Card or through an Army Knowledge Online (AKO) account.

(ii) In order to obtain an AKO account, the Contractor shall—

(A) Request the Contracting Officer or other Government point of contract to sponsor its AKO guest account;

(B) Go to http://www.us.army.mil;

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(C) Enter the AKO sponsor username; and

(D) After AKO registration, contact the sponsor to confirm registration.

(iii) Registration in SPOT.

  (A) Register for a SPOT account at https://iel.kc.us.army.mil/spotregistration/.

  (B) The customer support team must validate user need. This process may take 2 business days. Company supervisors will be contacted to determine the appropriate level of user access.

(iv) Access to SPOT. Upon approval, all users will access SPOT at https://iel.kc.us.army.mil/spotracker.

(v) SPOT Questions. Refer SPOT application assistance questions to the Customer Support Team at 717-506-1358 or SPOT@technisource.com.

(3) The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive the data card.

(h) Contractor personnel. The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who fail to comply with or violate applicable requirements of this contract. Such action may be taken at the Government’s discretion without prejudice to its rights under any other provision of this contract, including termination for default or cause.

(i) Weapons. (1) If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons—

(i) The Contracting Officer may authorize an approved Contractor to issue Contractor-owned weapons and ammunition to specified employees; or

(ii) The                  [Contracting Officer to specify individual, e.g. Contracting Officer Representative, Regional Security Officer, etc,] may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified contractor employees.

(2) The Contractor shall provide to the Contracting Officer a specific list of personnel for whom authorization to carry a weapon is requested.

(3) The Contractor shall ensure that its personnel who are authorized to carry weapons—

(i) Are adequately trained to carry and use them—

(A) Safely;

(B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable Department of Defense and agency policies, agreements, rules, regulations, and other applicable law;

(ii) Are not barred from possession of a firearm by 18 U.S.C. 922; and

(iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

(4) Upon revocation by the Contracting Officer of the Contractor’s authorization to possess weapons, the Contractor shall ensure that all Government-furnished weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(5) Whether or not weapons are Government-furnished, all liability for the use of any weapon by contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(j) Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the area of performance.

(k) Military clothing and protective equipment. (1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized by the Combatant Commander. If authorized to wear military clothing, contractor personnel must wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures.

(2) Contractor personnel may wear specific items required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(l) Evacuation. (1) If the Chief of Mission or Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide to United States and third country national contractor personnel the level of assistance provided to private United States citizens.

(2) In the event of a non-mandatory evacuation order, the Contractor shall maintain personnel on location sufficient to meet contractual obligations unless instructed to evacuate by the Contracting Officer.

(m) Personnel recovery. In the case of isolated, missing, detained, captured or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(n) Notification and return of personal effects. (1) The Contractor shall be responsible for notification of the employee-designated next of kin, and notification as soon as possible to the U.S. Consul responsible for the area in which the event occurred, if the employee—

(i) Dies;

(ii) Requires evacuation due to an injury; or

(iii) Is isolated, missing, detained, captured, or abducted.

(2) The Contractor shall also be responsible for the return of all personal effects of deceased or missing contractor personnel, if appropriate, to next of kin.

(o) Mortuary affairs. Mortuary affairs for contractor personnel who die in the area of performance will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

(p) Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph shall be subject to the provisions of the Changes clause of this contract.

(q) Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts that require subcontractor personnel to perform in the USCENTCOM AOR.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS AND EXHIBITS

ATTACHMENTS

		NUMBER
NO.	NAME	OF PAGES

1	Performance Work Statement For International Airlift Services In Support Of The Department Of Defense And The Civil Reserve Air Fleet, dated 28 Apr 09	97

2	DD Form 254, Department of Defense Contract Security Classification Specification, dated December 1999	20

3	Wide Area Workflow — Receipt and Acceptance (WAWF-RA) Electronic Receiving Report And Invoicing Instructions, dated 2 Sep 09 and Ferry Declaration sample	2

4	USTRANSCOM Contracted Ground Operations For Carrier Use, dated 28 Jan 08	3

5	Wage Determinations

5a	Wage determination for Seattle, dated 11 Mar 09	6

5b	Wage Determination for Companies with Collective Bargaining Agreements, dated 26 May 09	5

5c	Wage Determination for Companies not covered under WD 2009-0027, dated 26 May 09	5

6	List of Aircraft Offered to CRAF, dated 2 Sep 09	20

7	Listing of Government Furnished Equipment, dated 2 Sep 09	10

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

J-1

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

PERFORMANCE WORK STATEMENT FOR

INTERNATIONAL AIRLIFT SERVICES

IN SUPPORT OF THE

DEPARTMENT OF DEFENSE

AND THE CIVIL RESERVE AIR FLEET

INDEX REFERENCE

SECTION 1 – DESCRIPTION OF SERVICES
1.0	DESCRIPTION OF SERVICES
1.1	PASSENGER SERVICES
1.1.1	Contractor Representative
1.1.2	Required Information
1.1.3	In-Flight Passenger Services
1.1.4	Meal Service
1.1.5	Passenger Care During Delays
1.1.6	Passenger Care During Diversions
1.1.7	Off-Loading Passengers Short of Manifested Destination
1.2	BAGGAGE SERVICES
1.2.1	Baggage Liability
1.2.2	Pets
1.2.3	Service Animals
1.2.4	Animals Other Than Pets
1.2.5	Military Working Dogs
1.2.6	Noncombatant Evacuation Operation (NEO) Missions
1.2.7	Baggage Off-Load Times
1.3	CATEGORY B (CAT B) CARGO SERVICE
1.3.1	Packaging and Marking of Cargo
1.3.2	Unauthorized Restrictions
1.3.3	Cargo Missions On-Loading
1.3.4	Weight and Balance
1.3.5	Aircraft Loading
1.3.6	Blue Bark
1.3.7	Fuel On-Load
1.3.8	Mechanized Loading
1.3.9	Hand Loading
1.3.10	Contractor Representative
1.3.11	Cargo Delayed Enroute
1.3.12	Special Cargo (Signature Service)
1.3.13	Transporting Hazardous Cargo
1.3.14	Aircraft Lighting
1.3.15	Seats for Government Sponsored Personnel on Cargo Aircraft
1.3.16	Outsized Cargo (Maximum Payload: 120 S/Tons)
1.3.17	Restricted Airfields
1.3.18	Hand Signals
1.4	MIXED PASSENGER AND CARGO AIRCRAFT
1.4.1	Type of Aircraft
1.4.2	Barrier Nets
1.4.3	Modifying the Class B Cargo Compartment
1.5	AEROMEDICAL SERVICES
1.5.1	Aeromedical Testing And Training
1.5.2	Aeromedical Data

SECTION 2 – SERVICE DELIVERY SUMMARY (SDS)
2.0	SDS – Discrepancies
2.1	SDS – Reliability

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1

2.2	SDS – CRAF Activation
2.3	TABLE 1	Passenger Discrepancies
2.4	TABLE 2	Cargo Discrepancies
2.5	TABLE 3	General Operations
2.6	NOTES
2.6.1	Schedule Reliability For Whole Plane Charter Missions
2.6.2	Discrepancy Performance Rate
2.6.3	Inspection Procedures

SECTION 3 – GOVERNMENT FURNISHED PROPERTY AND SERVICES
3.0	GENERAL INFORMATION
3.1	GOVERNMENT FURNISHED SERVICES AND EQUIPMENT
3.1.1	Transient Alert and Ramp Services
3.1.2	Terminal and Traffic Services
3.1.3	Environmental Support
3.1.4	Emergency Health Service Facilities
3.1.5	Level I Antiterrorism Training
3.2	SPECIAL HANDLING EQUIPMENT
3.3	PASSENGER MANIFESTING
3.4	PETROLEUM PRODUCTS
3.4.1	Contractor Authorization to Purchase Ground Petroleum Products
3.5	CONCURRENT SERVICING
3.5.1	Final Approval
3.5.2	Concurrent Servicing Supervisor (CSS)
3.5.3	Supervisory Contractor Representative (SCR)
3.5.4	Authorized Vehicles
3.5.5	Auxiliary Power Unit (APU)
3.5.6	Flight Crew Briefing
3.5.7	Inertial Navigation System (INS)
3.5.8	Radios and Radar Systems
3.5.9	Electrical Systems
3.5.10	CSS Concurrence
3.5.11	Wing and Fuel Vents
3.5.12	Copy of Contractor’s Aircraft Refueling Procedures
3.6	BILLETING AND MEALS
3.6.1	Billeting and Meals for Contractor Employees
3.7	AEROSPACE GROUND EQUIPMENT (AGE)
3.8	CONTRACTOR USE OF MILITARY COMMUNICATIONS FACILITIES
3.9	CONTRACTOR STORAGE AT MILITARY INSTALLATIONS
3.10	WARSAW CONVENTION
3.11	PORTABLE OXYGEN BOTTLES (FOR AEROMEDICAL EVACUATION (AE) ONLY)
3.12	SECURE COMMUNICATIONS EQUIPMENT

SECTION 4 – GENERAL INFORMATION
4.0	GENERAL OPERATIONS
4.0.1	Supervisory Contractor Representative (SCR)
4.1	Control of Aircraft
4.1.1	Examples of Failure to Maintain Control
4.2	SECURITY
4.2.1	Regular and Frequent Entry Into Restricted Areas
4.2.2	Facility Security Clearance
4.2.3	Personnel Security Clearance
4.2.4	Operations Security (OPSEC)
4.2.5	Contractor Company Personnel and Company Facility Security Office (FSO)
4.2.6	Authentication Materials
4.2.7	Aircraft Physical Security

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2

4.2.8	Classified Correspondence
4.3	PASSPORTS AND GENEVA CONVENTIONS IDENTITY CARDS
4.3.1	Passports
4.3.2	Geneva Conventions Identity Card for Persons Who Accompany the Armed Forces (DD Form 489)
4.3.3	Personnel Authorized to Receive the Geneva Conventions Card
4.3.4	Issuing the Card During CRAF Activation
4.3.5	Accountability of Forms
4.3.6	Lost Cards
4.3.7	Stolen Cards
4.4	COMMUNICATIONS
4.4.1	Messages
4.4.2	Standard Communications
4.4.3	Communications Procedures
4.4.4	Establishing Communications with Destination Station
4.4.5	Establishing Communications with Transit Stations
4.4.6	Point-to-Point Communications
4.4.7	618 TACC Operations Centers
4.4.8	Deviation from Mission Schedule
4.4.9	Early Departure and Early Arrival
4.4.10	Human Remains
4.4.11	Passenger Mission Arrivals at U.S. Commercial Airports
4.5	NAVIGATION ROUTE KITS
4.5.1	Number of Kits Required
4.5.2	Storage and Maintenance
4.5.3	Replacement Charts and Flight Information Packets (FLIPs)
4.6	CREW DUTY DAY REQUIREMENTS
4.6.1	Scheduling Limits
4.6.2	Execution Limits
4.6.3	Crew Rest
4.6.4	Deadhead Transportation
4.7	FLYING IN CONTROLLED AIRSPACE
4.8	ROUTE SUPPORT
4.8.1	Intracompany Route Support
4.8.2	Intercompany Route Support
4.8.3	Revenue Route Support (Organic)
4.8.4	Priorities
4.9	SCHEDULED TRAFFIC AND OPERATIONAL STOPS
4.10	REDUCTION OF ACL AND DEFICIT TRAFFIC
4.10.1	Excess ACL
4.10.2	ACO Approved Substitution of Larger Aircraft Type
4.10.3	Excess Weight Capacity
4.11	MAINTENANCE
4.11.1	Scheduled Maintenance
4.11.2	Enroute Turnaround Maintenance Checks and Servicing
4.12	SAFETY BARRIERS
4.13	PETROLEUM SUPPORT
4.13.1	POL for One-Way Trips
4.13.2	POL for One-Way or Round Trips
4.13.3	POL Products at Military Bases
4.14	UNUSUAL WEATHER CONDITIONS
4.14.1	Weather Diversions
4.15	AUTHORITY TO LEAVE UNSAFE AIRCRAFT
4.15.1	Determinations to Leave Unsafe Aircraft
4.16	CLEARANCES
4.16.1	Landing Rights
4.16.2	Diplomatic Clearances

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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4.16.3	Air Route Traffic Control Clearance of Aircraft
4.16.4	CRAF Alternate Landing Permit
4.17	ALTERNATE AIRPORTS
4.18	AUTHORIZED TRANSPORT OF GOVERNMENT PERSONNEL ON FERRY SEGMENTS
4.19	GENERAL AIRFIELD INFORMATION
4.19.1	Certification Airfields
4.19 2	Airfield Approach Data
4.20	EXTENDED PARKING
4.20.1	Criteria for Consideration of Requests for Extended Parking
4.20.2	Procedures for Requesting Extended Parking
4.21	MISSION POSITIONING – PEACETIME
4.21.1	Ground Times at Enroute Stations
4.21.2	Ground Times at Turnaround Stations
4.21.3	Off-Load Times at Destination (Terminating) Stations
4.22	SECURE LAUNCH
4.23	POSITIVE LAUNCH
4.24	GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCWDE)
4.24.1	GCWDE Training
4.24.2	GCWDE Associated Personnel
4.25	CENTCOM AOR REQUIREMENTS
4.25.1	Clauses Applicable to Contracts Performing in Iraq or Afghanistan
4.25.2	Clause Applicable to Contracts Performing in Iraq

APPENDIX 1 – DEFINITIONS AND ACRONYMS

APPENDIX 2 – REFERENCED PUBLICATIONS AND FORMS

APPENDIX 3 – REQUIRED REPORTS
1.0	GENERAL
2.0	LIST OF AIRCRAFT
2.1	ALL OPERATIONS
3.0	NOTICE OF ACCIDENTS – DOD MISSIONS
3.1	Aviation Disaster Family Assistance Act (ADFAA) Implementation
4.0	NOTICE OF ACCIDENTS – ALL CARRIER OPERATIONS
5.0	AIRCRAFT MEDICAL INCIDENTS
6.0	DOD CASUALTIES
7.0	MILEAGE REPORT PROCEDURES
7.1	Report Submission
7.2	Instructions
8.0	GENEVA CONVENTION ID CARD ANNUAL SUMMARY REPORT
9.0	CONTRACTOR’S AIRCRAFT STATUS REPORT
10.0	HAZARD REPORTING
11.0	AEROMEDICAL EVACUATION ELECTRICAL CONNECTOR DATA
12.0	SPOTLIGHTING AND HOSTILE EVENTS REPORTS
13.0	AEROMDEICAL EVACUATION CONFIGURATION CONTROL
14.0	CIVIL AIRCRAFT LANDING PERMIT
15.0	PASSENGER CARE CONTINGENCY PLAN
16.0	FUEL ADJUSTMENT PROCEDURES
16.1	Report Submission
16.2	Instructions
17.0	ACCOUNTABILITY OF GOVERNMENT PROVIDED COMSEC AND EQUIPMENT
17.1	COMSEC Material Report (SF153)
17.2	Government Furnished Equipment (CRAF Office Form 1297)

SAMPLE REPORTS
APPENDIX 3A	LIST OF AIRCRAFT

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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APPENDIX 3A-1	LIST OF AIRCRAFT SUPPORTING USE OF ANOTHER CARRIER’S MVPS
APPENDIX 3B	MONTHLY FUEL REPORT SUMMARY
APPENDIX 3B-1	ONE-WAY MILEAGE REPORT
APPENDIX 3B-2	ROUND-TRIP MILEAGE REPORT
APPENDIX 3C	INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION
APPENDIX 3D	REVENUE ROUTE SUPPORT AND AUTHORIZATION
APPENDIX 3E	SAMPLE GENEVA CONVENTIONS CARD SUMMARY REPORT
APPENDIX 3F	SF 153 COMSEC MATERIAL REPORT
APPENDIX G	CRAF OFFICE FORM 1297 GOVERNMENT FURNISHED EQUIPMENT

APPENDIX 4 – DIPLOMATIC CLEARANCE GUIDANCE

1.0	DIRECTIVES
2.0	GENERAL
2.1	Article 35
3.0	RESPONSIBILITY
4.0	TYPES OF CLEARANCES
5.0	AMC ACQUIRED CLEARANCES
5.1	Mission Changes
6.0	ENTRY AND EXIT REQUIREMENTS
7.0	CIRCUMNAVIGATING
8.0	CALL SIGN USE
8.1	Example 1
8.2	Example 2
9.0	618 TACC/XOCZD ASSISTANCE
10.0	AMC’s AUTOMATIC E-MAIL
11.0	CONTACT INFORMATION

APPENDIX 5 – CIVIL RESERVE AIR FLEET (CRAF) ACTIVATION
1.0	DESCRIPTION OF SERVICES
2.0	GOVERNING DOCUMENT
2.1	Aircraft Operations
2.2	Aircraft Maintenance
2.3	Authority To Activate
2.4	Incremental Activation And Deactivation
2.5	Aircraft Call Up And Release
2.6	Contractor Duties
2.7	Minimum Utilization Of International (Long-Range Section) Segment
2.8	Aircraft Substitution
2.9	Volunteer Contractors
2.10	Response Time
2.11	Commercial Pallets
3.0	CRAF ACTIVATION PLANNING
3.1	Self-Support
3.2	Command And Control (C2) Agency
3.3	Personnel
3.4	Loading Supervisors
3.5	Crew Composition
3.6	Civil Airlift Support Element (CASE)
3.7	Logistic Support Planning
3.8	POL Facilities And Resupply Capability
4.0	CRAF ACTIVATION NOTIFICATION AND CONTRACTOR ACTIONS
4.1	CRAF Activation Warning Message
4.1.1	Stage I, II and III Activation Warning Message
4.2	Stage I, II, and III Activation Message
5.0	NAVIGATION ROUTE KITS
5.1	Enroute Command Communication Procedures

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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5.2	Route Support
5.2.1	Route (Ground) Support Traffic
5.3	Deficiencies In Support
5.4	Material Handling Equipment (MHE) During Activation
5.4.1	Contractor-Provided MHE
5.4.2	Contractor-Positioning of MHE
5.4.3	Government-Positioning of MHE
5.4.4	Payment for MHE
5.5	Regroup Operations
5.5.1	Preservation Of Airlift Resources
5.5.2	Aircraft In Flight
5.5.3	North American Aerospace Defense (NORAD)
5.5.4	Dispersed Aircraft
5.6	Traffic And Terminal Services
5.7	Communications Networks
5.7.1	Global High Frequency (HF) System
5.7.2	Aircraft Communications
6.0.	AEROMEDICAL EVACUATION (AE)
6.1	P-31/P-32 Power Panel Modifications
6.2	Required Performance
6.3	Installation and Removal of CRAF Aeromedical Evacuation Ship Set (AESS)
6.3.1	Positioning And Depositioning
6.4	FAA Approved Training Program
6.5	Contractor-Provided Services
6.6	Hazardous Cargo
6.7	Certified Medical Equipment
6.8	Execution Of Flight
6.8.1	Refueling And Liquid Oxygen (LOX)
6.8.2	Information Execution
6.8.3	Flight Attendant Duties
6.8.4	Aeromedical Evacuation Crew Member (AECM) Requirements
6.8.5	Medical Restrictions
6.8.6	Medical Emergencies
6.8.7	Medical Attention During Takeoff
6.9	Aircraft Identification
6.10	Configuration Control
6.10.1	Drawing Submission
6.10.2	Aircraft Configuration and Substitution
7.0	CONTRACTOR ENROUTE SUPPORT
7.1	Contract Provisions for Contractor Enroute Support
7.1.1	Contractor Enroute Support Services
7.2	GCWDE Management
7.3	Limiting Factors
7.4	Billing Information
7.4.1	Period of Obligation and Limits of Payments for Services
7.4.2	Charges to the Contractor Enroute Support Station
7.4.3	Charges to the Government

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SOLICITATION NO:  HTC711-09-R-0004

CONTRACT NO:  HTC711-09-D-5004

PERFORMANCE WORK STATEMENT

FOR

INTERNATIONAL AIRLIFT SERVICES

IN SUPPORT OF THE

DEPARTMENT OF DEFENSE

AND THE

CIVIL RESERVE AIR FLEET

SECTION 1

DESCRIPTION OF SERVICES

1.0.  DESCRIPTION OF SERVICES: The contractor (or in the case of a contractor Team Arrangement (TA), the entity of the contractor TA operating the aircraft) shall provide all personnel, training, supervision, fully operational equipment, facilities, supplies and any items and services necessary to perform international long-range and short-range airlift services in support of the Department of Defense (DOD) during peacetime and during Civil Reserve Air Fleet (CRAF) activation, unless otherwise specified in this Performance Work Statement (PWS) as Government-furnished materials or services. The Government shall be given full use of the entire aircraft, unless otherwise stated. All aircraft utilized shall be licensed, operated and maintained in accordance with all applicable rules and regulations of the Federal Aviation Administration (FAA) and Department of Transportation (DOT). In addition, all applicable rules and regulations of the United States Department of Agriculture (USDA), as well as requirements of the International Air Transport Association (IATA), shall apply. The aircraft will not be considered public aircraft while performing missions under this contract. Services under this contract shall include passenger, cargo and aeromedical transportation.

1.1.  PASSENGER SERVICES: Passenger services shall include passenger processing and boarding (when required), care of passengers in-flight, during flight delays and diversions, and post flight passenger care. Passenger service shall not be less than that provided in commercial charter service, commensurate with customs, practices and standard procedures of particular airports and countries and this PWS.

1.1.1.  CONTRACTOR REPRESENTATIVE: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround, and terminating points, at least three hours in advance of all scheduled trip departures or actual arrivals (whichever is earlier). This representative shall be responsible for providing necessary information and coordinating with Government personnel, and shall have the authority to react to and effect necessary changes.

1.1.1.2.  PASSENGERS BOARDING AT MILITARY LOCATIONS: Prior to boarding, the aircraft captain, lead flight attendant, or some other responsible contractor representative, shall meet with the designated troop commander to ensure there is mutual understanding of roles and responsibilities, and that all prohibited items to include knives, bayonets and hazardous materials or other prohibited items are not boarded in the passenger cabin. The troop commander acts as the primary responsible authority for all passengers on the flight and acts as a single POC liaison with the senior flight attendant.

1.1.1.3.  OXYGEN (O2) CONCENTRATORS ABOARD DOD OWNED/CONTROLLED AIRCRAFT:

Passengers on DOD owned/controlled aircraft (military and commercial contract) needing supplemental oxygen may travel with and use portable O2 if the traveler has a letter from their physician identifying need and flow rate of O2 concentrator, a copy of manufacturer’s FAA approval allowing use (these can normally be found via manufacturer’s website) and enough lithium ion (rechargeable) batteries to operate for length of flight (most air carriers do not have plug in capability to operate concentrator or recharge batteries). Lithium ion batteries used in O2 concentrators are small and not regulated by AFMAN 24-204 or 49CFR as a hazardous material requiring certification. There is no limit as to the number of lithium ion spare batteries permitted in carry-on baggage. Each battery not in original manufacturer’s packaging must be protected from accidently short circuit (e.g., placed individually in a plastic zip bag). However, no spare batteries for O2 concentrators may be placed in checked baggage even in manufacturer’s packaging or a plastic bag.

1.1.2.  REQUIRED INFORMATION: The contractor shall provide the following minimum information to the Government no later than 24 hours prior to departure time: type aircraft; tail number; Allowable Cabin Load (ACL) in

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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passenger seats and pounds for all scheduled segments; cube allowable in the belly compartments; and belly weight by compartment. The contractor’s representative shall sign the local station load planning form to indicate receipt of actual load breakdown.

1.1.2.1.  SEAT MAPS: Contractor shall furnish seat maps conforming to the configuration of its aircraft, to the Transportation Reference Data Management (TRDM) program office (email: amca6.a6ii.tmds@scott.af.mil), at least 30 days prior to the start of a channel mission or seven days after contract award, whichever is earlier. Seat maps must clearly identify the location of all emergency exits. Where required seat spacing results in less rows of seats than are indicated in the aircraft’s overhead numbering system, the excess row numbers and seats should be blanked out to minimize confusion.

1.1.2.2.  SEAT BLOCKING: The Government may utilize up to the maximum standard ACL for passengers and their allowable baggage. The contractor shall not be allowed to block off any area of the aircraft for nonuse or load route support crew or equipment over the maximum standard ACL unless a waiver is received from the Administrative Contracting Officer (ACO) in advance. However, on all long-range international flights, contractors are authorized to block up to three seats for flight attendant crew rest. These seats shall be designated and approved prior to the start of a mission and shall be easily identified as “USTRANSCOM Approved Crew Rest Seats”. Unless otherwise pre-approved by the ACO, these seats may only be used for flight attendant rest during mission operation and not for movement of pilots, mechanics or other route support.

1.1.2. 3.  PASSENGER MANIFESTING: For all passenger missions, except as provided for below in paragraph 1.1.2.3.1., the Government will perform passenger manifesting and check-in up to the point where baggage is placed on conveyor belt. At all Gateway locations, once baggage is rotated from sight, it becomes the responsibility of the AMC Gateway contractor. At all military locations, the Government retains responsibility for baggage until it is loaded on the aircraft. In the event of an accident, refer to Appendix 3, page 3-1, paragraph 3.1., Aviation Disaster Family Assistance Act (ADFAA) Implementation, for additional requirements.

1.1.2.3.1.  PASSENGER PROCESSING AT NON-GATEWAY/NON-CHANNEL EXTENSION LOCATIONS:

On occasion, USTRANSCOM may have requirements where passengers are aggregated at commercial airports where there is no AMC Gateway in place. The carrier may be asked to subcontract the gateway functions, which shall include but not be limited to preprocessing and manifesting, passenger processing and check-in and customs arrival procedures. Exact requirements for each movement will be provided to the carrier and a cost agreed upon and added to the delivery order as a miscellaneous item at the time of award.

1.1.2.3.2  PASSENGER PROCESSING AT SEATTLE-TACOMA IAP: The contractor shall provide a complete range of passenger services, which facilitate on-time aircraft departures and expeditious handling of arriving aircraft, in accordance with (IAW) the following:

• Department of Defense (DOD) 4500.54G (Foreign Clearance Guide)

• Air Mobility Command Instruction (AMCI) 24-101 Volumes 14 and 15 (Military Airlift – Passenger and Baggage Service)

• FAA Security Requirements, Title 14 Code of Federal Regulations (CFR), Part 107

• AMC and Transportation Security Administration (TSA) policy, messages, memorandums, and directives

1.1.2.3.2.1.  HOURS OF OPERATION. The contractor shall perform the services required under the contract during the following hours: Passenger Processing Counters, staffed and operational at least six (6) hours prior to scheduled aircraft departure for international flights. The contractor will have an identifiable, staffed Baggage/Customer Service Office with hours of 0730 - 1630. The contractor will provide a telephonic recording for the passengers to obtain flight information, points of contact and names regarding space required/space A travel, baggage services, and provide international travel pet information (documentation, immunization, and border clearance requirements). Contractor shall provide points of contact and phone numbers of local kennels/veterinarians that may be used for assistance with pet travel clearance. The contractor shall be available one (1) hour after all arriving passengers have departed the baggage claim area. The Departure Gate shall be staffed and operational 1 1/2 hours prior to aircraft departure, and as required after aircraft departure and during aircraft delays. The Arrival Gate shall be staffed and operational to meet aircraft arrivals.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.2.3.2.2.  Twelve hours in advance of flight departure time, AMC will provide the Contractor at the origin boarding station a passenger list identifying the travelers booked for that flight. The Contractor shall track all flights via the appropriate command and control center, notify the Contracting Officer’s Representative (COR) of any flight schedule changes, and take all actions necessary to ensure on-time departure.

1.1.2.3.2.3.  Ask each passenger (or sponsor) if they have any items or material that might be considered hazardous; shall also be alert for luggage, parcels, boxes, or containers that may be questionable; and, shall question passengers on the actual contents of all questionable items. Comply with requirements for border clearance of all passengers.

1.1.2.3.2.4.  Establish processing procedures to expedite check-in of special category passengers and families with special needs.

1.1.2.3.2.5.  Pet Handling. Accept pets for airlift and assess appropriate charges if they are properly caged and have required documentation.

1.1.2.3.2.5.1.  Assist passengers in obtaining all documentation, immunization and border clearance requirements, or other necessary information pertaining to pet shipment. Provide points of contact and phone numbers of local kennels/veterinarians.

1.1.2.3.2.5.2.  Determining pet shipment eligibility or ineligibility is the responsibility of the contractor. Prior to denying any pet shipment, the contractor shall coordinate with the senior military representative on scene to ascertain whether or not the discrepancies can be resolved.

1.1.2.3.2.5.3.  Establish pet processing procedures to ensure owners are notified when his or her pet(s) are safely loaded on-board the aircraft.

1.1.2.3.2.6.  Annotate passenger travel documents with actual body and baggage weights, passenger manifest line number, pieces of checked baggage, seat assignment, time of check-in, Unit Line Numbers (ULN), final destinations, passport number, and passenger processing agent initials.

1.1.2.3.2.7.  Assign passenger seat selection based on the passenger’s seating desire and aircraft seating availability.

1.1.2.3.2.8.  Pre-assign seats for all Distinguished Visitors.

1.1.2.3.2.9.  Inform passengers of pertinent flight and facility information. As a minimum this includes hand-carried items limitations, boarding time, boarding gate, en route stops, meal service, and arrival time.

1.1.2.3.2.10.  Distribute final manifests and associated documents to the Senior Flight Attendant.

1.1.2.3.2.11.  Brief the Senior Flight Attendant on passenger loads and special requirements.

1.1.2.3.2.12.  Assign seats to pre-booked families before the flight is opened to ensure families sit together.

1.1.2.3.2.13.  KEY PROCESSING PERSONNEL.

1.1.2.3.2.13.1.  Floor Supervisor. Make a floor supervisor available in front of the passenger processing counters during all flight processing, to validate travel documents, provide baggage identification tags, resolve passenger problems, offer assistance, and expedite passenger processing.

1.1.2.3.2.13.2.  Flight Controller. Make a flight controller available to accomplish a continuous passenger count during all flight processing. The contractor shall compile a total flight package including all monies collected (in the form of a money order), any pre-manifest, close out forms provided, and six copies of each originating manifest. The flight package will be handed to the military personnel at that location.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.2.3.2.14.  DELAYS. Update AMC customers/passengers to ensure they are kept informed during delayed aircraft arrivals/departures.

1.1.2.3.2.14.1.  Distribute government provided delayed flight information letters to passengers.

1.1.2.3.2.14.2.  Distribute hotel and meal vouchers. Annotate the manifest indicating where each passenger has been billeted and provide a completed copy to the COR personnel.

1.1.2.3.2.15.  ANNOUNCEMENTS. Prepare and utilize AMC announcements which meet the guidance outlined in AMCI 24-101, Volume 14, Attachment 23.

1.1.2.3.2.15.1.  Ensure passengers are kept informed using the public address system or other available method.

1.1.2.3.2.15.2.  Prior to aircraft arrival at Seattle-Tacoma International Airport, the contractor will make an announcement onboard the aircraft stating that if passengers have a completed AMC Form 140, Space Available Travel Request, to submit the form to uniformed contract passenger service agent prior to departing the customs area. The contract passenger service agent will stamp (government provided), sign, date the AMC Form 140, and return the “Passenger Copy” to the passenger. The collected AMC Form 140(s) will be submitted to the Seattle AMC Military office within 6 hours of flight arrival.

1.1.2.3.2.16.  GATE SERVICES. Provide one-on-one assistance on and off the aircraft, within the baggage arrival area/US customs arrival area, and throughout the airport complex to unique category passengers, passengers with physical limitations, passengers with small children and/or pets and unaccompanied minors.

1.1.2.3.16.1  Provide aircraft aisle chair service; and, wheelchair service within the airport complex.

1.1.2.3.2.16.2  Accompany/escort unaccompanied minors arriving via commercial transportation from the time of check-in at the ticket counter to boarding on the aircraft, from the time of aircraft arrival to aircraft departure, and during aircraft delays.

1.1.2.3.2.16.3  During overnight delays refer unaccompanied minors to the COR personnel.

1.1.2.3.2.16.4  Provide projected aircraft arrival information to the down-line station(s) and recipient guardian of unaccompanied minor(s) within one (1) hour of aircraft delay as well as upon aircraft departure.

1.1.2.3.2.16.5  Brief the airlift COR personnel on passenger loads, actual weights (passenger and baggage), and special requirements, not later than (NLT) one (1) hour prior to scheduled departure.

1.1.2.3.2.16.6  Verify that passengers boarded on the aircraft match the passenger manifest. Investigate and correct all discrepancies.

1.1.2.3.2.16.7  Meet all inbound aircraft and obtain/collect traffic documentation from the airlift COR personnel.

1.1.2.3.2.16.8  Pre-board car seats to assist families with small children.

1.1.2.3.2.16.9  A minimum of 6 check-in counters must be available during passenger processing. At no time should passengers stand in line longer than 15 minutes waiting to process.

1.1.2.3.2.17.  INCIDENTS/ACCIDENTS. Immediately advise the airlift COR personnel of any unusual event, incident or emergency involving aircraft arrival/departure.

1.1.2.3.2.17.1  Notify the COR personnel within thirty (30) minutes of an incident/accident involving personnel/property. Forward a written incident/accident report to the COR personnel within forty-eight (48) hours. The report shall include the following: a) date and time of occurrence, b) place of occurrence, c) a list of personnel directly involved, d) a narrative description that includes the circumstances as well as a chronological order of the incident/accident.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.2.3.2.17.2  Notify the COR personnel of a potential delay, an actual delay, or a mission abort as pertinent information becomes available.

1.1.2.3.2.18.  BAGGAGE SERVICES. The contractor shall:

1.1.2.3.2.18.1  Flight Departures. Perform a physical walk through of all customs baggage holding areas and baggage carousels that support AMC within thirty (30) minutes of flight close-out.

1.1.2.3.2.18.2  Perform a physical check of the jet-way prior to pre-departure preparations and the closing of the aircraft cabin door(s) to verify no items were left behind

1.1.2.3.2.18.3  Aircraft Arrivals. Complete a walk through of the aircraft after all passengers have deplaned. Any items/articles found aboard will be delivered to the military personnel on station.

1.1.2.3.2.18.4  Perform a physical walk through of all baggage holding areas, baggage carousels, and baggage piers that support AMC within one (1) hour after aircraft arrival to check for any remaining/unattended AMC baggage.

1.1.2.3.2.18.5  Ensure passengers are kept informed in the baggage service arrival area, until all bags are claimed and/or the last passenger has departed the baggage claim area.

1.1.2.3.2.19.  APPEARANCE. Contractor employees shall be uniformed and present a neat well groomed appearance and be easily recognized as contractor employees. Contractor employees shall wear a CO approved nametag of approximately 3“X1” with AMC logo in appropriate colors.

1.1.2.3.2.20.  FUNDS CONTROL. All funds will be turned over to AMC personnel NLT 36 hours after flight departure. Money collected will be in the form of a money order, and/or DD Form 139 accompanied by all receipts. Money will be transferred using an AMC Form 305. Contractor will hand over a check or money order made out to the McChord AFB WA FSO along with any personal checks/DD Form 139s to the COR that is on duty. Money for each flight will be broken out as follows:

Number of of S/As X $15.40

Number of pets X tariff ($103)

Number of excess bags X tariff ($103)

Number of DD Form 139s X bags or pets

The total from the DD Form 139s will be subtracted from the total monies. (Note) Baggage and pet fees may require up to 3 separate entries due to the tariff rate being different for each destination. See example below:

40 S/As X $15.40 =	$616.00
2 Pets X $103.00 =	$206.00
3 Pets X $103.00 =	$327.00
9 E/bags X $103.00 =	$927.00
6 E/bags DD Form 139 =	$-618.00
Total =	$1458.00

1.1.2.3.2.21.  GOVERNMENT PROVIDED TRAINING. Government personnel will provide initial familiarization training at Seattle-Tacoma International Airport Channel Extension location to contractor employees for the first thirty (30) days of the contract performance period. During this period, the contractor is fully responsible for providing adequate personnel, supervision, and any items and services necessary to perform Commercial Passenger Services as defined in this PWS.

1.1.2.4.  TRANSPORTING ADDITIONAL ITEMS: The Government may require the contractor to transport courier material, mail, additional baggage in any amount not in excess of 245 pounds multiplied by the difference between the number of passengers carried and the Guaranteed ACL (GACL). Mail and cargo required to be transported will be of such weight and configuration as to fit readily in otherwise unused space within the cargo or baggage compartment of the aircraft (or both), without interference with baggage stowage.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.2.5.  ACCEPTANCE OF UNACCOMPANIED CHILDREN: Unaccompanied children at least eight years of age, but under 12 years of age, shall be accepted for boarding. During flight, care of unaccompanied children is the contractor’s responsibility.

1.1.2.6.  ESCORTS AND BAGGAGE ACCOMPANYING BLUE BARK: The originating station Contracting Officer’s Representative (COR) will notify the local contractor representative of the names of the BLUE BARK passengers on board.

1.1.2.7.  PLANNING WEIGHTS: When available, the contractor shall use DOD provided weights for planning purposes. In the absence of DOD provided planning weights into the CENTCOM AOR, the contractor shall use 320 pounds (190 pounds per passenger plus 130 pounds baggage). All other routes shall use 245 pounds (175 pounds per passenger plus 70 pounds baggage) as the planning weight.

1.1.2.8.  WEIGHT COMPUTATIONS:

1.1.2.8.1.  LOCATIONS WITH CURRENTLY CALIBRATED SCALES: At locations where currently calibrated scales are available, the Government will provide the contractor with actual body weights on the passenger manifest which will include the passengers weight and their carry-on baggage weight.

1.1.2.8.2.  LOCATIONS WITHOUT CURRENTLY CALIBRATED SCALES: At locations where currently calibrated scales are not available, the Government will provide the contractor a passenger manifest which includes the interrogated weight of each passenger in conjunction with the following additives to determine the total weight of each individual: Boots: 5 pounds; Helmet: 5 pounds; Uniform: 5 pounds; Web Gear: 12 pounds; Weapon: 10 pounds; Hand Carried Baggage: 20 pounds (unless determined, through interrogation, that the carry-on exceeds 20 pounds, then an upward adjustment must be made to accommodate the extra weight.) Contractors should use FAA Principal Operating Inspector approved guidance for hand-carried baggage and personal items. All items transported in the cargo compartment of a Contractor aircraft shall be weighed.

1.1.2.8.3.  MIXED LOADS OF MILITARY MEMBERS: For mixed loads of military members and their dependents (such as channel missions), if currently calibrated scales are not available, the Government will provide the contractor a passenger manifest which includes the interrogated weight of each passenger in conjunction with the weight of carry-on baggage and personal items. For military members, the additives listed in paragraph 1.1.2.8.2. above will be included.

1.1.2.8.4.  ACTUAL WEIGHTS: The Government will weigh all items transported in the cargo compartment of a commercial aircraft in accordance with the Defense Transportation Regulation (DTR), Part III, Chapter 303, paragraph D.2.d.(5); actual weight will be provided to the contractor. To ensure actual weight data is useable for proper load planning, advance communication between the TO/mobility/unit representative and air carrier must take place in sufficient time to prevent any loading delays prior to going operational.

1.1.2.8.5.  NON-APPLICABILITY: The above weight computation provisions do not apply at commercial Non-Gateway/Non-Channel Extension locations or at Channel Extension locations. At these locations, the contractor is responsible for obtaining actual weights of passengers and all baggage IAW PWS paragraph 1.1.2.3.1. PASSENGER PROCESSING AT NON-GATEWAY/NON-CHANNEL EXTENSION LOCATIONS

1.1.3.  IN-FLIGHT PASSENGER SERVICES: The contractor shall provide in-flight passenger services equal to that provided commercial charter passengers on international commercial flights, unless otherwise specified in this PWS.

1.1.3.1.  FLIGHT COMFORT NEEDS: Additionally, the following flight comfort needs shall be provided:

1.1.3.1.1.  PILLOWS AND BLANKETS: The contractor shall provide commercially cleaned blankets at the origination station. Pillows shall be replaced with adequate frequency to ensure they are in a clean and serviceable condition.

1.1.3.1.2.  TOWEL SERVICE: On flight segments over 4 hours, the contractor shall provide a moist, heated, cloth towel immediately prior to each hot meal and one hour before landing.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.3.1.3.  IN-FLIGHT MOVIES AND STEREO: The contractor shall provide complimentary headsets for video and audio entertainment.

1.1.3.1.4.  ARRIVAL ORIENTATION VIDEO: When provided by the Government and coordinated through the contractor, the contractor shall show an arrival orientation video prior to aircraft arrival. The contractor shall be accountable for videotapes placed on each aircraft.

1.1.3.1.5.  CHILDREN’S AMENITIES: Contractor shall provide individual in-flight entertainment suitable for children up to age 12. The contractor shall provide an emergency supply of disposable diapers

1.1.3.2.  REIMBURSEMENT OF PENALTY FEES: In accordance with paragraph 1.1.5.1.2, Late Baggage Receipt and Onward Travel Connections—Contractor Non-Reimbursable, an announcement shall be made informing passengers of the contractor’s responsibility to provide reimbursement of penalty fees imposed on them by the commercial transportation service in which they have onward transportation, describe the process and provide all materials necessary for passengers to obtain reimbursement.

1.1.3.3.  FLIGHT CREW: Crewmembers shall be readily identifiable, with nametags visible. Uniforms shall be commensurate with commercial standards. The attendants shall speak English in a fluent and coherent manner.

1.1.3.4.  BAGGAGE CONTAINERS FOR PATRIOT EXPRESS (PE) CHANNEL MISSIONS: On aircraft so equipped, contractor shall provide complete amount of serviceable baggage containers (free of holes and tears) necessary to accommodate the contracted ACL on all charter flights.

1.1.3.5.  BAGGAGE COMPARTMENT BARRIER NET: When baggage is loose-loaded, barrier type nets shall be installed and used in the baggage compartment of all passenger aircraft.

1.1.4.  MEAL SERVICE: Contractor shall provide meal portions, utensils, and quality commensurate with that provided to business class passengers, and a movie snack. When requested by the COR, the contractor shall provide sample meals.

1.1.4.1.  INFANT FOOD: Equipment shall be available for refrigerating and warming baby foods and formula.

1.1.4.2.  MEAL SCHEDULE:  The contractor shall furnish hot in-flight meals and snacks in accordance with the schedule set forth below:

Local Time At Departure Station Of Mission

When a mission is scheduled to depart originating station between the hours of:	0101-0800	0801-1400	1401-0100

	Breakfast	Noon Meal	Evening Meal

Meals shall be provided in the following sequence between the hours of	0130-1000	1001-1559	1600-0129

1.1.4.2.1.  MEAL SERVICE EXCEPTION: Required meal service shall be based on the above times and scheduled duration (in hours and minutes) of non-stop mission segments specified below with the following exception: A heavy snack (i.e., sandwich, cookies, and chips) shall be provided between Jacksonville Naval Air Station and Guantanamo Naval Air Station (NAS), and on one segment when a mission consists of two or more consecutive segments, each less than two hours in duration.

1.1.4.2.1.1.  SEGMENT LESS THAN 2+00: No meal or snack required.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.4.2.1.2.  SEGMENT 2+00 to 4+00: One snack.

1.1.4.2.1.3.  SEGMENT 4+01 to 6+00: One hot meal.

1.1.4.2.1.4.  SEGMENT 6+01 to 9+00: One hot meal plus one snack.

1.1.4.2.1.5.  SEGMENT OVER 9+01: Two hot meals

1.1.4.2.1.6.  ELAPSED TIME BETWEEN SERVINGS: No more than six hours shall elapse between servings.

1.1.4.2.1.7.  MEAL SERVICE DURING MISSION DELAYS: In the event of mission delays occurring at originating, enroute, or turnaround stations not in excess of four hours, the contractor may utilize the existing catering aboard the aircraft upon departure, or, in accordance with delay procedures, the passengers may be ground fed during the appropriate meal period.

1.1.4.3.  ENTRÉE CHOICES: Passengers shall be offered a minimum of two entrée choices for the breakfast, lunch and dinner meals as well as providing a special meal when one is requested and the request is received from the Passenger Service Agent or government representative at least 24 hours prior to aircraft departure. Where the noon and evening meal are served on the same flight, a different entrée shall be offered for each meal. Beef products from OCONUS caterers are prohibited.

1.1.4.4.  BEVERAGE SERVICE: Beverages shall be available to passengers throughout each leg of each mission. Full alcoholic beverage service (beer, wine, and mixed drinks) shall be made available to passengers on all contract flights subject to contractors’ normal rules as to age, sobriety, charges, and schedule unless otherwise directed by the CO. Charges may be made to passengers commensurate with commercial operation for alcoholic beverages.

1.1.4.5.  FOOD AND WATER SOURCES: Food and water provided to DOD personnel must be from a trusted and secure vendor and transported on a secure vehicle to the aircraft. Food and water must be safe and free from disease that could debilitate passengers and crew. See the provision entitled “USE OF FOOD AND WATER” in Section K.

1.1.5.  PASSENGER CARE DURING DELAYS: The contractor shall coordinate all aspects of delays to ensure adequate passenger service is provided.

1.1.5.1.  CONTROLLABLE DELAYS: The contractor shall be required to provide the following passenger care to all manifested passengers (including Space A passengers selected for the flight) during all contractor controllable delays: hot meals (if the delay extends over a meal period), billeting and transportation to and from feeding point and billeting.

1.1.5.1.1.  OVERNIGHT DELAYS: Overnight billeting will be considered when the delay is more than four hours, crew rest is required due to the length of the delay, or a passenger convenience delay is declared. Passenger convenience delays and overnight billeting determinations will be declared only by the CO. When passenger care during delays requires overnight billeting, the contractor shall ensure each delayed, unaccompanied passenger is afforded the opportunity to have a separate room, except for those desiring to share a room. When procuring meals, transportation and billeting, first priority shall be given to families. The following times indicate the longest acceptable elapsed time the contractor has to deliver the last passenger to billeting after overnight billeting determinations have been declared and passengers receive their baggage:

Number of Passengers on Aircraft	Time
1 – 65	1.5 hours
166 – 375	2.0 hours
over 376	2.5 hours

Once the delay has been declared, distinguished visitor (DV) and emergency leave (EL) passengers will take receipt of their baggage in accordance with times reflected in paragraphs 1.2.7.1. Distinguished Visitor (DV) and Emergency Leave (EL) Baggage, as applicable.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.1.5.1.2. LATE BAGGAGE RECEIPT AND ONWARD TRAVEL CONNECTIONS — CONTRACTOR NON-REIMBURSABLE: In the event any contract mission is delayed and the mission arrives at passenger’s manifested destination two hours or more after scheduled arrival time, or when passengers receive their baggage after the contract delivery times (see paragraph 1.2.7.1. Distinguished Visitor (DV) and Emergency Leave (EL) Baggage), the contractor shall care for passengers who are unable to make onward travel connections. Passenger care shall be in accordance with paragraphs 1.1.5.1. Controllable Delays, and 1.1.5.1.1. Overnight Delays above, if required. The contractor shall reimburse passengers any penalty fees imposed on them by the commercial transportation service in which they have onward transportation (see para 1.1.3.2., Reimbursement of Penalty Fees).

1.1.5.2. UNCONTROLLABLE DELAYS: The contractor has no responsibility for care of passengers not yet boarded at originating, enroute, turnaround or return enroute stations during uncontrollable delays. However, if asked by the Contract Administrator (CA) to care for the passengers on a reimbursable basis, the carrier shall provide the same level of service outlined in para 1.1.5.1. All passengers on-board the aircraft after the aircraft has blocked out are the responsibility of the contractor on a non-reimbursable basis and shall be provided the same level of passenger care as required in paragraph 1.1.5.1. Controllable Delays, as applicable. When the contractor accepts passengers for surface transportation to an alternate departure airport (i.e.: departing Andrews AFB, Maryland in lieu of Baltimore-Washington International Airport), the contractor shall provide care for the passengers.

1.1.5.2.1. LATE BAGGAGE RECEIPT AND ONWARD TRAVEL CONNECTIONS—CONTRACTOR REIMBURSABLE: In the event any contract mission is delayed at any point and the mission arrives at passenger’s manifested destination after scheduled arrival time, the CO may require the contractor to care for passengers who are unable to make onward travel connections. Care of passengers shall be limited to billeting and transportation to and from billeting arrangements in accordance with paragraph 1.1.5.1. Controllable Delays.

1.1.6. PASSENGER CARE DURING DIVERSIONS: The contractor shall coordinate all aspects of delays caused by diversions to ensure adequate passenger service is provided.

1.1.6.1. PASSENGER CARE DURING CONTROLLABLE DIVERSIONS: If the contractor over flies an enroute station due to contractor controllable reasons, the contractor shall care for the passengers awaiting transportation at the over flown station and the passengers who were to be off-loaded at the over flown station until they are delivered at the contractor’s expense to the manifested destination. Passenger care shall be provided in accordance with paragraph 1.1.5. Passenger Care During Delays.

1.1.6.2. PASSENGER CARE DURING UNCONTROLLABLE DIVERSIONS: If the contractor over flies an enroute station due to uncontrollable reasons, AMC will care for the passengers awaiting pickup at the enroute station. The contractor shall care for passengers on the aircraft who were to be off-loaded at the over flown enroute station until they are delivered at the contractor’s expense to the manifested destination or until such time as the Government provides air transportation. The CO will coordinate with the contractor’s representative and arrange transportation for the delayed passengers as soon as possible. When transportation is available but not used, the passengers become the responsibility of AMC. After obtaining approval from the CO, the contractor may decide to move the over flown passengers by air or ground transportation to the over flown station or care for the passengers until the Government provides air or other transportation. For a turnaround station without any other traffic stops within the turnaround area, the CO may authorize the contractor to provide ground transportation if it will expedite passenger movement from the diversion point to and from the turnaround point.

1.1.7. OFF-LOADING PASSENGERS SHORT OF MANIFESTED DESTINATION: When passengers are off-loaded short of destination at the direction of the Government, the contractor is not responsible for the care of or further transportation of such passengers.

1.1.7.1. NO-SHOW PASSENGERS: When passengers are permitted to deplane during ground time while transiting a station and fail to show for departure on time, the contractor is not responsible for passenger care or further transportation. However, the contractor shall take adequate measures to brief passengers on departure time and to attempt to locate missing passengers in the terminal area.

1.1.7.2. BUMPING PASSENGERS ON NON-STOP SERVICE: The contractor shall provide non-stop service as specified in Section B line items. In the event the ACL must be reduced to provide non-stop service, the contractor shall

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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move space required bumped passengers on the next available scheduled service flight. The bumped passengers become the responsibility of the contractor until moved. Care shall be provided in accordance with paragraph 1.1.5.1., Controllable Delays. In addition, if deemed appropriate by the ACO, the contracted price will be discounted by the percentage of bumped passengers. The discount will be computed in accordance with (IAW) the clause entitled “BUMPING PASSENGERS ON NON-STOP SERVICE” located in Section H.

1.1.7.3. AIRCRAFT LOAD: When an aircraft is overloaded, the contractor shall decide the number of passengers, weight, or articles that shall be carried. The passenger ACL will be reduced with the concurrence of the ACO.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.2. BAGGAGE SERVICES: The contractor shall provide baggage services as follows:

1.2.1. BAGGAGE LIABILITY: Individual contractor liability will be limited to the amounts specified in appropriate tariffs for international liability and in accordance with the Warsaw Convention. Any claims over and above these dollar amounts will be filed by the passenger with the appropriate military branch (i.e. Army, Air Force, etc.).

1.2.1.1. ADJUDICATION OF LOST, DAMAGED, PILFERED, AND FOUND BAGGAGE OR DELIVERY CHARGES AND DAMAGE AND PILFERAGE CLAIMS: All claims for lost, damaged, pilfered, and found baggage shall be settled with Government passengers within 60-days of the contractor receiving the case file from the Baggage Service Center (BSC). Contractor shall acknowledge receipt of case files and notify the BSC of final adjudication with the passenger. Contractor shall also provide the BSC with a list of required items needed from the passenger to expedite the final adjudication process for lost, damaged and pilfered baggage.

1.2.1.2. DELIVERY CHARGES INCURRED AS A RESULT OF LOST OR DELAYED BAGGAGE: All delivery charges incurred as a result of lost or delayed baggage shall be paid by the contractor with whom the claim is filed.

1.2.1.3 BAGGAGE SERVICES AT CHANNEL EXTENSION AND NON-AMC LOCATIONS: The baggage service requirements in para 1.2. BAGGAGE SERVICES also apply to Channel Extension and non-AMC locations. In addition, if the contractor is unable to identify the owner and an address for forwarding found or unclaimed baggage, the contractor shall contact the BSC at 1-800-851-5761 for assistance in determining the correct location to forward the baggage. The contractor is responsible for safe storage of baggage pending disposition.

1.2.2. PETS: Pets (dogs and cats) shall be carried on PE service in the pressurized baggage compartment of the aircraft. The contractor and the CO will mutually agree upon the number of pets to be moved in the aircraft’s pressurized baggage compartments according to aircraft type. Contractor shall not accept the pet for shipment when the weight of the pet carrier and enclosed pet(s) exceeds 150 pounds. Pets shall be accepted for carriage at the owner’s risk and subject to the requirements of the contractor. The contractor shall make every effort to ensure the safe passage of pets in accordance with AMC Instruction (AMCI) 24-101, Volume 15, paragraph 9.3. The contractor shall ensure pets will be loaded last and are properly secured prior to departure. The contractor shall ensure baggage is restrained in such a manner that will prevent the baggage from shifting during flight resulting in damage to pet containers or otherwise hindering air circulation around the pet containers. If additional equipment/restraints are used (e.g.; on aircraft carrying floor loaded bags), such restraints shall not reduce available ACL or cargo compartment volume, The carrier will ensure adequate stocks of equipment (nets, barriers, or other restraint devices) are maintained onboard aircraft and at AMC locations serviced by PE missions.

1.2.2.1. LIABILITY FOR PETS: If the contractor is unable to move pre-booked pets because of a controllable delay or equipment malfunction, the contractor shall assume liability for all billeting and subsistence for care of passengers and pets.

1.2.2.2. IN-CABIN PET LIMITATIONS: In addition to pets transported under the limits established pursuant to paragraph 1.2.2. Pets, the contractor shall accept no more than three in-cabin pets on each flight, excluding service animals. Pets in hard-sided/soft-sided containers that exceed 20”L X 16”W X 8”H, shall not be accepted for in-cabin travel.

1.2.3. SERVICE ANIMALS: The contractor shall transport animals trained to assist physically impaired passengers according to established commercial practices.

1.2.4. ANIMALS OTHER THAN PETS: Live animals other than pets and service animals shall be carried, when approved by HQ AMC and mutually agreed upon by the contractor. These animals shall be carried in accordance with FAA regulations.

1.2.5 MILITARY WORKING DOGS. The Contractor shall transport military working dogs. The military working dogs shall be carried in accordance with FAA regulations. Military working dogs must be accompanied by a handler.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.2.6. NONCOMBATANT EVACUATION OPERATION (NEO) MISSIONS: For the purpose of noncombatant or other evacuation operations, the contractor shall respond to the operation director’s requirement to transport dependent family members and their pets to a designated safe haven. During NEO missions, pets will take priority over personal baggage movement in the cargo areas and may be in large numbers commensurate to the number of passengers and families. To maximize the cargo area, any number of pets can be transported in the passenger cabin in an IATA-approved pet carrier that will fit under the seat. Larger pets will be presented in an approved pet carrier and transported in the aircraft’s pressurized baggage compartments.

1.2.7. BAGGAGE OFF-LOAD TIMES: The contractor shall ensure that their ground handlers meet the baggage off-load times identified below at Gateway locations.

1.2.7.1. DISTINGUISHED VISITOR (DV) AND EMERGENCY LEAVE (EL) BAGGAGE: DV/EL baggage shall be available for pick up not later than 20 minutes after aircraft block time. This baggage must be clearly marked with DV/EL tags and is the last baggage loaded.

1.2.7.2. PET ARRIVAL TIMES: Pets shall be available for pickup not later than 30 minutes after aircraft block time.

1.2.7.3. INTERLINING BAGGAGE: Contractor shall interline baggage in accordance with commercial practices, to include a carrier representative available to assist passengers in re-checking baggage after Customs clearance.

1.2.7.4. REBOARDING BAGGAGE: After Customs clearance, contractor shall re-check and re-board checked baggage for in-transit passengers getting back on AMC missions.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.3. CATEGORY B (CAT B) CARGO SERVICE: The contractor shall provide safe on-loading and off-loading, transportation, protection, accountability, and timely delivery of Government cargo in accordance with applicable Federal Aviation Regulations (FARs) and the provisions of this contract. The contractor shall be responsible for load planning, weight and balance, secure fastening, and any required special handling. When cargo is loaded by Government personnel, the contractor shall ensure cargo loaded is secure and in accordance with FARs. Cargo and baggage may include hazardous material Classes 1 through 9 as defined in the IATA Dangerous Goods Regulation.

1.3.1. PACKAGING AND MARKING OF CARGO: The Government or vendor will properly pack cargo offered for air movement to prevent damage of cargo, person, or property during the flight. Shipments of material identified by the DOT as regulated must be packaged, marked and labeled in accordance with applicable FAA, IATA, and DOT regulations. If a shipment needs to be disassembled by the contractor, the contractor shall completely reassemble the shipment in its original configuration before delivery.

1.3.2. UNAUTHORIZED RESTRICTIONS: Prior to positioning the aircraft for flight, all unauthorized restrictions to cube shall be removed from the cargo compartment. As applicable, aircraft must be equipped with cargo sill guards when on-loading or off-loading cargo.

1.3.3. CARGO MISSIONS ON-LOADING: Prior to aircraft arrival, the Government will provide information on all types of cargo (i.e.: Palletized cargo, Outsized cargo, Oversized cargo, Rolling stock and Hazardous). All cargo loads will include the weight of the cargo and pallet combined when applicable. The contractor’s representative or pilot in command shall provide the AMC traffic representative with an appropriate form showing the planned load breakdown (aircraft capability) for each trip. This information shall be provided six hours prior to scheduled departure for narrow body and short range aircraft (including mixed aircraft) and eight hours prior to scheduled departure for wide body aircraft. The contractor shall use the local station load planning form or contractor’s form, which shall include the following data: trip number and date; type aircraft; palletized and non-palletized cargo; ACL in pounds this segment; ACL in pounds critical segment; cube allowable in main compartment and belly compartments and compartment breakdown, including weight in pounds and cubic feet to assure a weight balance center of gravity within aircraft limitation. The contractor shall sign the local station compartment breakdown indicating approval of load breakdown.

1.3.4. WEIGHT AND BALANCE: The contractor shall be responsible for weight and balance of the cargo loading and shall make a visual check of cargo load and, if required, indicate approval of loading by signing the station compartment breakdown. The Government will be responsible for the accuracy of the weights entered on the form by the loading supervisor.

1.3.5. AIRCRAFT LOADING: The Government will load the aircraft according to the contractor provided planned load breakdown.  The Government representative will furnish the contractor personnel with flight manifests listing the cargo to be moved. The Government will provide shoring as required.

1.3.6. BLUE BARK: Cargo accompanied by a BLUE BARK passenger at the commercial facility normally is accepted from the Government at planeside and delivered to the Government at planeside, unless directed by special contract provisions requiring pickup and delivery at a particular location.

1.3.7. FUEL ON-LOAD: The contractor shall compute estimated fuel on-load when the government provides the information on cargo available for movement, reference paragraph 1.3.3. The contractor shall request actual fuel load at the same time the planned load breakdown is provided to the government for each mission.

1.3.8. MECHANIZED LOADING: Aircraft shall be equipped with mechanized roller systems or rail systems that are compatible with 463L configured pallets and equipment.

1.3.8.1. ADDITIONAL TIE DOWN EQUIPMENT: When additional tie down equipment is necessary to secure the loaded pallet to the aircraft, and prior coordination is made, the contractor shall furnish it. The contractor shall provide

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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sufficient quantities of tie down equipment for separate tie down of heavy items such as engines or other types of cargo that must be secured separately.

1.3.9. HAND LOADING: When aircraft requires hand loading, the contractor shall ensure the aircraft is loaded in accordance with FAA requirements. Aircraft may be solid loaded provided it complies with FAR 25.857(e) . Under solid loading, a fire aisle is not required. The contractor shall provide sufficient quantities of tie down equipment, including separate tie down of heavy items such as engines or other types of cargo that must be secured separately.

1.3.10. CONTRACTOR REPRESENTATIVE: A contractor representative shall be available, in person or via telephone, at all originating, enroute, turnaround and terminating points. At the originating station of a cargo mission, contractor personnel shall be available four hours prior to scheduled departure time for narrow body aircraft and six hours prior to scheduled departure time for wide body aircraft. At all enroute, turnaround and terminating points, a contractor representative shall be available at least three hours in advance of all scheduled trip departures or actual arrivals, whichever is earlier. This representative shall be responsible for providing necessary information and coordinating with Government personnel, and shall have the authority to react to and effect necessary changes.

1.3.11. CARGO DELAYED ENROUTE: If it is necessary to off-load cargo at any enroute commercial facility other than at the direction of the CO, the contractor shall immediately notify the ACO of its arrangements for movement of cargo to the originally consigned designation. The contractor shall be responsible (at his expense) for off-loading and safeguarding such cargo from loss, theft or damage by the elements or other causes and for moving the cargo to its originally consigned designation unless the contractor is relieved of this responsibility by the ACO. The provisions of the clause entitled “DEFICIT TRAFFIC”, located in Section H, apply in determining whether the contractor should be charged a deficit.

1.3.11.1. CARGO SAFEGUARDING: In the event of an incident or accident, the contractor shall be responsible for providing continuous protection of all cargo aboard the aircraft and for delivery of the cargo to the point designated by the ACO. Any expenses incurred by the contractor in connection with safeguarding cargo off-loaded at the direction of the ACO at any commercial field will be reimbursable to the contractor.

1.3.12. SPECIAL CARGO (SIGNATURE SERVICE): The contractor shall provide signature service from origin to destination of the shipment for registered mail, AMC pouches, high value cargo, and life or death urgency shipments. The purpose of signature service is to provide continuous responsibility for custody of the material during transit. A contractor station representative or crewmember, who must be a US national, shall be responsible for signing for such shipments at station of origin and obtaining the signature of an authorized Government representative at destination. The DD Form 1907, Signature and Tally Record, or the manifest accompanying the shipment may be used to sign for shipments. At enroute military stations, the Government will secure shipments during the ground time of the aircraft if requested through the Operations Center or Command Post at least one hour prior to landing. At enroute commercial stations, the contractor shall provide its own security. When a crew change is made enroute, the contractor’s station representative shall be responsible for briefing the incoming crew of the signature service shipments on board the aircraft.

1.3.12.1. UNSCHEDULED INTERRUPTION ON FLIGHTS CONTAINING SIGNATURE SERVICE: In the event a flight containing signature service material is delayed, interrupted or terminated at an unscheduled point, immediate notice shall be given to the ACO. Prompt and strict compliance with instructions received pertaining to the security of the material shall be maintained.

1.3.13. TRANSPORTING HAZARDOUS CARGO: The Government will ensure all hazardous materials are properly prepared and cleared for air movement prior to loading the aircraft. Prior to departure, the Government will furnish the pilot in command a written briefing to include the following information: proper shipping name, United Nations (UN) number, and hazard class and division; quantity in terms of weight or volume; location of the hazardous item in the aircraft; net explosive weight (NEW) for UN Hazard Class 1; passenger authorization; cabin smoking restrictions; and special handling instructions. When transporting hazardous material on cargo flights, the contractor shall transport material in accordance with Air Force Manual (AFMAN) 24-204(I) as provided by the DOT Exemption 7573. Whenever hazardous materials are on board the aircraft, the pilot in command shall enter the following information in the remarks section of the flight plan: proper shipping name, classification, and NEW; and shall advise the tower or ground control prior to taxiing and landing. Identification shall include aircraft identification number,

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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NEW, or quantity of other hazardous materials, hazard class/division proper shipping name, UN number, and Estimated Time of Arrival (ETA)/Estimated Time of Departure (ETD). Refer to Appendix 3, paragraph 10.0. Hazard Reporting.

1.3.13.1. REQUIRED REGULATION: Contractor shall ensure each aircraft transporting explosives and other hazardous materials has on board a current copy of the International Civil Aviation Organization (ICAO), “Emergency Response Guidance for Aircraft Incidents Involving Dangerous Goods” handbook.

1.3.14. AIRCRAFT LIGHTING: Lighting system will sufficiently illuminate all loading compartments of the aircraft ensuring safe conditions for cargo loading and unloading operations.

1.3.15. SEATS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: The Government will advise the contractor 24-hours prior to scheduled departure of the mission of the number of seats required. When requested, the contractor shall provide two seats for Government sponsored personnel in the heated portion of the aircraft. These seats shall be provided at no extra cost, if not utilized by the contractor for immediate mission support as approved by the ACO. When requested and subject to the availability of space and configuration of the aircraft, a third seat shall be provided at no additional cost. In addition, such seats may be used by Contract Administrators (CAs) and CORs in performance of their duties. The seats may be jump, observer, or passenger seats and must be readily accessible to the crew compartment. These seats shall be provided on ferry legs of cargo flights, on a space available basis, for use by CAs and CORs in performance of their duties.

1.3.15.1. MEALS FOR GOVERNMENT SPONSORED PERSONNEL ON CARGO AIRCRAFT: Government sponsored personnel on cargo aircraft shall be served a meal or snack equivalent to that served the flight crewmembers.

1.3.16. OUTSIZED CARGO (MAXIMUM PAYLOAD: 120 S/TONS): Performance requires aircraft equipped with rear loading ramp and nose loading. The aircraft shall be capable of transporting outsized cargo and heavy equipment. Cargo to be transported is expected to exceed dimensions of a B-747. Maximum payload: 120S/Tons.

1.3.16.1. THIRD COUNTRY NATIONALS (TCNs) ASSOCIATED WITH OUTSIZED CARGO MISSIONS: In order to comply with third country national reporting requirements from other governments, the U.S. Government requires a listing of the full names (in both English and the contractor’s native language) and a scanned copy of the passport photo page for all flight crew members and technicians. Copies of the passport photo pages are to be provided on compact disk (CD) or digital video disk (DVD) to the (ACO at USTRANSCOM/TCAQ-C. Quarterly updates to the TCN listing are required in Jan, Apr, and July. The quarterly updated information is to include (a) notice of separated crew members/technicians and (b) full names of newly hired crew members/technicians along with a copy of the passport photo page. Quarterly updates are to be provided on CD or digital video disk DVD to the ACO at USTRANSCOM/TCAQ-C.

1.3.17 RESTRICTED AIRFIELDS: Performance may require airlift services not currently available directly from US certificated carriers. Aircraft used for this requirement must be able to fly in foreign restricted areas. The contractor may perform these services by subcontracting to a foreign contractor who is DOD approved pursuant to 32 CFR 861.

1.3.18 HAND SIGNALS: All commercial carriers must adhere to hand signals prescribed in T.O. 36M-1-141, Operating Instruction 463L Material Handling Equipment System (19 Nov 74, Change 2-9 Jun 00). Specifically, carriers are to follow paragraphs 1-21c, 1-21f, 2-72 through 2-75 and figures 2-28 through 2-31. This will ensure safety of loading and standardize hand signals while loading aircraft. A copy of this technical order is available by calling HQ AMC/A4RV, 618-229-4800.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.4 MIXED PASSENGER AND CARGO AIRCRAFT:

1.4.1 TYPE OF AIRCRAFT: Aircraft used for mixed passenger and cargo operations shall be pressurized, weather avoidance radar equipped, and capable of carrying mixed traffic. They shall also have a nose, side forward, or side aft loading cargo door. All the provisions of paragraph 1.1 and 1.2 will apply to the passenger operation. All the provisions of paragraph 1.3 above will apply to the cargo operation.

1.4.2 BARRIER NETS: Contractor shall furnish barrier type nets for belly compartment of aircraft when in mixed configuration.

1.4.3 MODIFYING THE CLASS B CARGO COMPARTMENT: The contractor shall comply with the Federal Aviation Administration Airworthiness Directives 93-07-15, and accomplish one of the four options to modify the Class B cargo compartment.

1.4.3.1. FIRE CONTAINMENT COVERS: In the event the contractor chooses Option 3, fire containment covers (FCCs) must be placed on all pallets of cargo transported in the class B cargo compartment of combination aircraft. The contractor shall furnish, transport, repair and replace sufficient FCCs to maintain enough serviceable FCCs on each operational aircraft. Carriers will use their standard commercial practice to determine if an FCC is serviceable. Furthermore, the U.S. Government will be responsible for covering and uncovering pallets with the FCCs. If FCC-covered pallets are taken away from the aircraft (assuming pallets are not covered and uncovered aboard the aircraft) the U.S. Government will ensure an adequate number of FCCs are returned to the aircraft prior to its next departure. The U.S. Government is responsible for folding and stowing unused FCCs. Should FCC’s need to be replaced due to being unserviceable, it is the joint responsibility of the contractor and the U.S. Government to perform a swap with the belly FCC’s.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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1.5 AEROMEDICAL SERVICES: The Government may request during the contract performance period the use of a B-767 aircraft capable of accepting the Aeromedical Evacuation Ship Set (AESS) in order to conduct testing and training.

1.5.1. AEROMEDICAL TESTING AND TRAINING: The contractor shall comply with all guidance included within this contract for aeromedical support when providing service under testing and training. Specifics of any service called for under testing and training will be identified in each individual Delivery Order (DO). Testing and training services required, price, and rates for baselining, and positioning and depositioning the aircraft will be established through negotiation.

1.5.2. AEROMEDICAL DATA: The Aeromedical Evacuation capability of CRAF includes the B-767 aircraft modified with the AESS. The AESS is connected to the aircraft’s electrical system through an electrical installation, which shall be installed by the contractor or the Government’s contractor, L-3 Communications - Integrated Systems (L-3/IS). The following data is required from those contractors with B-767s committed to the AE program and shall be provided annually no more than 90 days after the CRAF contract effective date to L-3/IS. Data shall also be provided at the time of any change of aircraft tail number committed to the AE segment of CRAF, or at the time of any change in aircraft configuration, electrical load or oxygen distribution that would affect the FAA work order for the kit installation. Data must be provided to the ACO with the input of the aircraft at L-3/IS.

1.5.2.1. WORK ORDER INFORMATION: The contractor will provide complete modification instructions, to include appropriate electrical load analysis and circuit breaker particulars required to meet electrical load requirements of the AESS load, such that the L-3/IS can perform the work and return the aircraft to service (unless otherwise negotiated, work shall be limited to the electrical connector installation effort). L-3/IS will generate internal FAA approved work orders (planning tickets), document the modification on an FAA Form 337, and revise weight and balance information.

1.5.2.2. QUALITY CONTROL REPRESENTATIVE: Contractor will provide an authorized Quality Control Representative anytime a modification is required. This representative will assist L-3/IS with appropriate log book entry functions, and if modifications are considered Required Inspections Items (RII), the representative must be RII certified.

1.5.2.3. WEIGHT AND BALANCE INFORMATION: Contractor will provide initial weight and balance information to L-3/IS prior to initiation of modification work, and will assist L-3/IS documenting appropriate modified weight and balance data validating the electrical connector installation.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SECTION 2

SERVICE DELIVERY SUMMARY (SDS)

2.0. SDS—DISCREPANCIES

	DISCREPANCY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Passenger, Cargo and General Operations Discrepancies as outlined in Tables 1, 2 and 3 below	Refer to below tables for individual discrepancies, weighting and PWS references	95% or higher computed on a rolling three-month average for carriers with 30 or more departures *(See paragraph 2.6(2) below for specific computation information)

2.1. SDS—RELIABILITY

	DISCREPANCY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide on-time departure for all whole plane charter missions	1.0., 1.1., 1.2., 1.3., 1.4, 1.5	All aircraft depart within 20 minutes after the scheduled departure time (See paragraph 2.6(1) below)

2.2. SDS—CRAF ACTIVATION

	DISCREPANCY	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide Aircraft within Required Timeframe	App 5, 2.10.	100%
2.	Expand Resources as Required to Support 24 hour per day Operations Center	App 5, 3.2.	100%

2.3. TABLE 1—PASSENGER DISCREPANCIES

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Contractor Representative available within required times	1.1.1	No mission impact identified. No validated customer complaints.
2.	Passenger Care during delays and diversions	1.1.5., 1.1.5.1., 1.1.5.1.1.,1.1.5.1.2., 1.1.5.2.,1.1.5.2.1., 1.1.6., 1.1.6.1.,1.1.6.2	No validated discrepancies or customer complaints.
3.	Pets	1.2.2., 1.2.2.1., 1.2.2.2.	No pet incident, injury or death caused by contractor fault.
4.	Seat Pitch	Applicable Task Order (TO)	No aircraft substitutions without prior ACO approval.

	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Passenger Services	1.1	No validated discrepancies.
2.	Sanitation	1.1., 1.1.3.	No validated discrepancies.
3.	Seat Blocking	1.1.2.2	No validated discrepancies.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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4.	Baggage Containers	1.1.3.4.	No validated discrepancies.
5.	Barrier Nets	1.1.3.5., 1.2.2, 1.4.2	No validated discrepancies.
6.	Food Service (Failure to cater entire ACL)	1.1.4., 1.1.4.2.1., 1.1.4.2.1.2., 1.1.4.2.1.3., 1.1.4.2.1.4., 1.1.4.2.1.5., 1.1.4.2.1.7.	No validated discrepancies.
7.	Baggage Off-Load Times	1.2.7., 1.2.7.1., 1.2.7.2.	No validated discrepancies.
8.	Funds Control	1.1.2.3.2.20.	No validated discrepancies.
9.	Seat Maps	1.1.2.1	No validated discrepancies.

	MINOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Customer Service @ Seattle Channel Extension	1.1.2.3.2.4., 1.1.2.3.2.5.3., 1.1.2.3.2.12., 1.1.2.3.2.14.2., 1.1.2.3.2.16.5., 1.1.2.3.2.16.8., 1.1.2.3.2.18.	No validated discrepancies.
2.	Pillows & Blankets	1.1.3.1.1.	No validated discrepancies.
3.	In-Flight Movies & Stereo	1.1.3.1.3.	No validated discrepancies.
4.	Hot Towel Service	1.1.3.1.2.	No validated discrepancies.
5.	Overhead Storage	1.0.	No validated discrepancies.
6.	Children Amenities	1.1.3.1.5.	No validated discrepancies.
7.	Flight Crew	1.1.3.3.	No validated discrepancies.
8.	Food Service (Other than failure to cater entire ACL)	1.1.4,, 1.1.4.1, 1.1.4.2., 1.1.4.2.1.6., 1.1.4.3., 1.1.4.4.	No validated discrepancies.
9.	Settlement of Claims	1.2.1., 1.2.1.1., 1.2.1.2.	No validated discrepancies.

2.4. TABLE 2—CARGO DISCREPANCIES

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide signature service from origin to destination.	1.3.12. and 1.3.12.1.	Acceptance and continuous responsibility for custody of material during transit.
2.	Contractor Representative available within required Times	1.3.10.	No mission impact identified. No validated customer complaints.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide seats and services for Government Sponsored Personnel	1.3.15., 1.3.15.1.	Seats and services are available when requested by the ACO 24 hours in advance
2.	Cargo compartment serviceable with no obstructions	1.3., 1.3.2., 1.3.8.	100%
3.	Provide Aircraft Lighting	1.3.14.	Sufficient to illuminate potential floor tripping hazards, overhead clearance, and cargo loading doors.
4.	Safety Barriers	4.12	No validated discrepancies.

	MINOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Provide tie-down fittings and devices	1.3.8.1	Available in sufficient quantities when required

2.5. TABLE 3—GENERAL OPERATIONS

	CRITICAL	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	Failure to obtain approval for extended parking.	4.20., 4.20.1., 4.20.2.	No validated discrepancies.

	MAJOR	PWS PARAGRAPH(S)	PERFORMANCE THRESHOLD
1.	All aircraft systems fully operational	1.0.	No mission impact identified
2.	Safety Barriers	4.12.	No validated discrepancies.

2.6. NOTES:

2.6.1 SCHEDULE RELIABILITY FOR WHOLE PLANE CHARTER MISSIONS

2.6.1.1 The contractor’s schedule reliability rate shall be computed for a three-month period by subtracting the total number of contractor-controllable delays during the three-month period , from the contractor’s total number of scheduled originating and turnaround station departures in that three-month period, and dividing the remainder by the contractor’s total number of scheduled originating and turnaround station departures for the period. In the event a contractor had a CRAF contract the previous year, the schedule reliability for the final two months of the previous year will be used in determining schedule reliability for the first two months of this contract. This reliability rate computation shall be made as of 2400 hours Greenwich Mean Time (GMT) on the last day of each calendar month.

2.6.1.2 The schedule reliability rate, which is based on the combination of total worldwide departures, may be measured and enforced in two ways and each contractor performing hereunder is obligated to meet the standard in each of those ways. First, the requirement applies to all services performed under this contract by any one contractor whether or not the contractor is performing as a member of a contractor Team Arrangement (TA). Second, in the event of a contractor TA, the reliability requirement applies also to the aggregate performance under the contract by all members of the contractor TA. (Each member of the contractor TA bears joint and several liability for failure of either the contractor TA in the aggregate, or its individual contractor members performing hereunder, to meet the schedule arrangement in the aggregate, or its individual contractor members performing hereunder, to meet the schedule reliability requirement.)

2.6.1.3 A delay shall be deemed to have occurred at the mission’s originating or turnaround station if the contractor’s aircraft departs the blocks more than 20 minutes after the scheduled departure time, except in those instances when the aircraft arrives at the next scheduled traffic stop destination on time (see Note below). The

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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scheduled departure time shall be as established pursuant to Section 4, paragraph 4.21, Mission Positioning — Peacetime and the clause entitled “SCHEDULES”, located in Section F, and published in the Operations Bulletin as amended by scheduling messages. The scheduled departure time at turnaround stations shall be subject to revision as hereinafter provided.

2.6.1.3.1 The contractor-uncontrollable delay time experienced at the originating and enroute stations on a mission shall be added to the scheduled departure time at the turnaround station for purposes of determining the scheduled departure time at the turnaround station on that mission.

2.6.1.3.2 Additionally, if missions are scheduled back-to-back with an aircraft that experienced a contractor-uncontrollable delay, this uncontrollable delay time shall be added to the scheduled departure time of the next subsequent AMC mission (whether one-way or round-trip) with the resultant delay(s) charged as contractor-uncontrollable. This applies only to the next o/w or r/t departure and will give the contractor sufficient recovery time to return to schedule or obtain substitute service for his follow-on missions.

2.6.1.3.3 However, the contractor-uncontrollable delay time experienced on a previous mission shall not be added to the scheduled departure time at the originating station for any additional subsequent missions. This will mean the contractor-uncontrollable delay time experienced on a previous mission shall not be added to the scheduled departure time of the subsequent AMC mission with the resultant delay charged as contractor-uncontrollable. In this instance, the contractor is required to originate his next mission (meaning third and all subsequent missions), on schedule, with his own aircraft or substitute service.

NOTE: For the purposes of determining a contractor’s schedule reliability rate, any aircraft which (a) returns to the blocks, or (b) lands at a location other than the scheduled traffic stop destination because of contractor-controlled factors, will be deemed a departure delay regardless of the time the aircraft originally departed the blocks.

2.6.1.4 On SAAM, Exercise, and Contingency missions, when a sequential mission within the same Exercise, Contingency or SAAM group is scheduled using one aircraft, and a contractor-controllable delay occurs that causes the subsequent mission to be delayed, the delay to the subsequent mission that is the sole and direct consequence of the earlier delay will not be charged to the contractor’s total controllable delays. This only applies to the first sequential mission. The contractor is required to originate all further missions with that aircraft on schedule, with his own aircraft or substitute service. The determination of whether a delay to a subsequent mission is the sole and direct consequence of delay to an earlier mission will be made by the CO. All passenger care requirements for contractor-controllable delays as required in paragraph 1.1.5. Passenger Care During Delays through 1.1.6.2. Passenger Care During Uncontrollable Diversions shall apply to all affected missions.

2.6.1.5 When a contractor-controllable delay occurs that can be reduced in duration by rescheduling aircraft assigned to other missions (reflow), with consequent delay to the other mission(s), the CO may approve such reflow and charge only the original delay to the contractor’s total controllable delays, if the CO determines that the Government will benefit from the reflow. All passenger care requirements for contractor-controllable delays as required in paragraph 1.1.5. Passenger Care During Delays through 1.1.6.2. Passenger Care During Uncontrollable Diversions, shall apply to all affected missions.

2.6.1.6 The contractor, and in the case of a contractor TA, each contractor shall maintain an 80 percent schedule reliability rate as the minimum acceptable standard of performance, based on 30 or more departures from originating or turnaround stations during a three-month period. Where volume is less than 30 departures, reliability will be reviewed on a case-by-case basis. Failure to maintain an 80 percent schedule reliability rate for a three-month period will be reason for termination, pursuant to the Contract Clause entitled “Default”, located in Section I. However, nothing in this paragraph shall limit the right of the Government to terminate this contract for other reasons or to limit any other rights and remedies provided the Government by law or under this contract.

2.6.1.7 If a contractor’s schedule reliability rate falls below an average of 85 percent for a three-month period, the Government’s first course of action would be to not order expansion transportation services for a minimum of 30 days pursuant to this Section. The 30-day period shall commence on the 20th of the month following the three-month period on which the reliability was computed, until the 20th of the next month. If missions are awarded to the contractor, the Government will negotiate a reduction in ACL paid on all missions the contractor is asked to schedule during the 30-day period. The typical reduction negotiated for poor reliability is 2% of the standard ACL for the aircraft type. For

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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example, poor reliability computed on January through March missions operated with a 400 seat B-747 will result in a reduced pay ACL of 392 seats on missions which the contractor is asked to schedule from 20 April until 20 May, regardless of when AMC actually accepts the schedule. For quarterly buys, the government will allow carrier’s who have not met the 85% reliability rate to be awarded their full entitlement for the three-month quarterly buy. However, if the carrier is asked to schedule these awards during a 30-day time period when the carrier is subject to a 2% reduction, that reduction will apply to the first month’s missions. As long as the carrier achieves 85% reliability rate during the following period, no further reductions will be taken. However, if the carrier’s reliability remains under 85% for the following 30-day period, the 2% reduction will be applied to missions operating in the second month of the quarterly buy. For example, the quarterly buy is solicited and offers are due on February 23. For the time period, 20 February through 20 March, Carrier A has not achieved an 85% reliability rate for the previous 3 months. Missions operated during the first month of the quarterly buy (April) are subject to a 2% reduction. Provided the carrier’s reliability reaches 85% during the next reporting period and it is not subject to further reductions from 20 Mar to 20 Apr, no further reductions are taken. However, if the carrier’s reliability still does not meet 85% for the period 20 Mar — 20 Apr, a 2% deduction will be applied to missions operating during the second month of the quarterly buy (ie: May). This process would continue for all three months of the quarterly buy.

2.6.2 DISCREPANCY PERFORMANCE RATE

2.6.2.1 Passenger, Cargo and General Operations discrepancies are divided into three categories: Critical, Major and Minor. The following criteria applies to each category: One (1) critical discrepancy equals two (2) violations; one (1) major discrepancy equals one (1) violation; and three (3) minor discrepancies equal one (1) violation.

2.6.2.2 A contractor’s discrepancy performance rate will be computed on a monthly basis to determine the level of contract violations. This rate is computed by dividing the total number of mission segments performed during the period into the total number of discrepancies for that period. Mission segment inspections will be performed at stations in the routing, including origination, turnaround and enroute, where COR or a CA can inspect the aircraft. The discrepancy performance rate will be computed as soon as possible after USTRANSCOM/TCAQ-C receives the monthly discrepancy reports.

2.6.2.3 A discrepancy will be established whenever the contractor’s aircraft or service is in violation of the items outlined in this SDS. During an inspection, each type of discrepancy will be counted only once (i.e. all seats not in correct seat pitch will be one critical discrepancy; multiple bags not delivered within baggage off-load times will be one major discrepancy). The overall performance threshold for all discrepancies is an average of 95% for a consecutive three-month period with a total of 30 or more departures from originating and turnaround stations. Where volume is less than 30 departures, discrepancies will be reviewed on a case-by-case basis. Failure to maintain a performance threshold of 95% or more may be reason for termination, pursuant to the clause entitled “Default”, located in Section I. Nothing in this paragraph shall limit the right of the Government to terminate this contract for other reasons or to limit any other rights and remedies provided the Government by law or under this contract.

2.6.2.4 If a contractor’s performance threshold falls below 95% for a three-month period, the Government may elect not to order expansion airlift for a minimum of 30 days. The 30-day period shall commence on the 20th of the month following the three-month period on which the discrepancy rate was computed until the 20th of the next month. If missions are awarded to the contractor, the Government will negotiate a reduction in the ACL paid on all missions the contractor is asked to schedule during the 30-day period. The typical reduction negotiated for a poor discrepancy rate is 2% of the standard ACL for the aircraft type.

2.6.3 INSPECTION PROCEDURES

Inspections will be accomplished in accordance with (IAW) table 2.0 through 2.5 above and the Quality Assurance Surveillance Plan (QASP) (Attachment 9).

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SECTION 3

GOVERNMENT-FURNISHED PROPERTY AND SERVICES

3.0. GENERAL INFORMATION: When Government or Enroute Support Services (ERS) or resources are available, and IAW intra-agency and intra-Government agreements, the Government will furnish necessary equipment and personnel to provide the following services at military or commercial installations (originating, enroute, and terminating stations) at no cost to the contractor except as otherwise provided in this Section. The contractor shall coordinate with the COR or Airfield Manager where performance is to occur to ensure those services needed are available to complete the mission. These services will also be provided at AMC APOEs when contractor’s aircraft are scheduled in a manner to preclude depositioning to home maintenance base between missions as determined by the ACO.

NOTE: All carriers transiting through the AMC Enroute System shall provide technical data necessary for routine servicing of their aircraft (i.e. re-fueling, de-icing, and towing requirements) to AMC Enroute units as required. Carriers shall ensure that AMC Enroute units are notified when routine servicing technical data is updated.

3.1. GOVERNMENT FURNISHED SERVICES AND EQUIPMENT: The following Government-furnished services and equipment will be provided:

3.1.1. TRANSIENT ALERT AND RAMP SERVICES::

•                  Landing.

•                  Follow-me vehicle.

•                  Pushback and Towing (when requested by a location, training shall be provided by the contractor).

•                  Parking.

•                  Chocking and grounding of aircraft.

•                  Positioning, connecting, operating, and depositioning of aircraft ground power unit.

•                  ireguard for engine starts.

•                  Positioning, connecting, operating, and depositioning of engine start carts.

•                  Positioning, operating, and depositioning of compressor for airing of struts and tires.

•                  Nitrogen may be used when available to inflate aircraft tires on a non-reimbursable basis. A qualified technical contractor representative shall be present to supervise, provide all required attachment fittings, and service the items.

•                  Position and deposition aircraft jacks for tire changes. Military owned jack will be provided if a suitable jack is available. A technically qualified contractor representative shall advise what capacity jack is required, and whether using military or commercial jack, the contractor representative shall jack the aircraft.

•                  Ramp sweeping.

•                  To-plane service of de-icing fluid appropriate for the aircraft and supply of oxygen (gaseous or liquid oxygen (LOX)) on a reimbursable basis. Equipment and necessary operators shall be furnished for wing de-icing at no cost; the de-icing fluid shall be furnished on a reimbursable basis.

NOTE: In an emergency, into-plane service of hydraulic fluid, supply of oxygen, de-icing fluid and servicing of struts/tires will be provided by the Government on a reimbursable basis. A technically qualified contractor representative shall supervise emergency servicing to assure compliance with procedural requirements.

•                  Maintenance stands when required for ground servicing operations.

•                  To-plane  fuel servicing. A contractor representative shall connect/disconnect the fuel hose to/from the aircraft Single Point Refueling (SPR) and monitor vents.

•                  Concurrent Servicing Supervisor (CSS) and fuel vent monitors in accordance with TO 00-25-172 when a concurrent ground servicing is accomplished. (NOTE: See paragraph 3.5., Concurrent Servicing.)

•                  Tractor and driver (for extended parking services)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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3.1.2. TERMINAL AND TRAFFIC SERVICES: Terminal and traffic services to include the following:

•                  Passenger processing.

•                  Passenger manifesting and documentation.

•                  Baggage handling (weigh, tag, load and unload), except at Gateway locations. The contractor is responsible for accurate placement on the aircraft relative to weight and balance.

•                  Passenger and crew boarding stairs/loading bridge jet way. Entrance doors are not to be opened until stairs have been positioned as close to the aircraft entrance as possible without hindering the opening of the doors.

•                  Customs clearance (Government traffic only).

•                Medical clearance (passengers only).

•                Agriculture inspection (if required).

•                  Immigration clearance.

•                  Cargo receiving, processing, documentation, and positioning for loading.

•                  Loading, tie down, and unloading. Loading shall be in accordance with the load breakdown provided by the contractor on AF Form 4080, Load/Sequence Breakdown Worksheet, or equivalent. The load supervisor shall annotate the form to show the actual load.

•                  Cargo manifesting.

•                  Cargo handling equipment, including 463L pallets and associated cargo restraining nets.

•                  Potable water (includes equipment and into-plane servicing).

•                  Baggage carts.

•                  Lavatory servicing, including positioning, hookup, operation and depositioning of servicing unit. Anti-freeze solution mix of approximately 50/50 potassium acetate to water will be furnished on a non-reimbursable basis. Contractor is responsible for additional anti-freeze solution if contractor operating specifications require a stronger mix. This shall be done subsequent to Government-furnished lavatory servicing. At joint use airfields when the contractor terminates a commercial or military mission and parks the aircraft on the commercial side allowing adequate time to accomplish normal fleet servicing, and then later positions the aircraft for an AMC mission, lavatory servicing shall be on a reimbursable basis. Note: When an aircraft is positioned from a commercial mission from a commercial airport and requires lavatory servicing, the Government will provide it to the contractor on a reimbursable basis.

•                  Flight line transportation for crews where commercial transportation is not permitted access to the aircraft parking area or where unavailable.

•                  Position, connect, operate, and deposition the ground air conditioning or heating units.

•                  High lift truck for galley servicing at those military bases where commercial catering service is not available.

•                  Loading and unloading route support items at military installations.

•                  Tractor and driver in support of extended parking.

3.1.3. ENVIRONMENTAL SUPPORT:

•                  It is AMC’s intent to provide crash and rescue support on a reimbursable basis, where fuel spills occur as a direct result of malfunctioning contractor equipment which has not been properly maintained, or negligence of the contractor.

•                  Fuel spills requiring the service of Government fire and crash personnel will be investigated for cause by qualified Government personnel familiar with commercial aircraft. When it is clearly shown that the cause of the spill is a recurring one, which the contractor has neglected to repair, it will be documented by the inspector, and submitted to the Contracting Officer’s Representative (COR) and forwarded to CA for review.

•                  If the CA determines that the contractor has been negligent in maintaining the equipment responsible for the spill and subsequent cleanup, the CA, in coordination with Operating Locations ACO, will direct the fire department to submit the charges for cleanup to base finance and subsequent billing to the contractor. The contractor will be notified of the spill, its cause, and the contractor’s responsibility for reimbursement to the Government.

3.1.4. EMERGENCY HEALTH SERVICE FACILITIES: Emergency medical services to contractor air crews and personnel on a reimbursable basis in accordance with Air Force Handbook (AFH) 41-114, Table 42.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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3.1.5.  LEVEL I ANTITERRORISM TRAINING:  Initial training will be offered to all contractor personnel permanently assigned overseas, in accordance with Air Force Instruction (AFI) 10-245, Standard 25, by an AT Level II or Subject Matter Expert (SME) trainer. Refresher training will be offered annually to all contractors and is offered by CBT at website: https://atlevel1.dtic.mil/at/ or by anyone that has attended AT level II (coordinate with the wing AT Officer for a Level II trained individual).

3.2. SPECIAL HANDLING EQUIPMENT: Special handling equipment (which is not commonly used on military aircraft), such as tow bars, may not be available at military installations and must, therefore, be furnished by the contractor. Contractor shall also furnish personnel to operate and maintain such equipment.

3.3. PASSENGER MANIFESTING: For all passenger missions operating through Baltimore-Washington IAP the Government will perform manifesting and check-in to include boarding, seat assignment, issuance of boarding pass, baggage weighing, tagging, and placing of baggage on conveyor at baggage check-in. Contractor shall perform all other functions. The contractor shall comply with commercial practices for liability of interlined baggage.

3.4. PETROLEUM PRODUCTS: The contractor may purchase aircraft petroleum products at any military base other than those facilities that are serviced by commercial sources (unless specific approval is granted by supplemental agreement), for use in performing services hereunder. Purchase of petroleum products by the contractor at any military base shall be in accordance with DoD 4140.25M and subject to the procedures set forth in paragraph 3.5., Concurrent Servicing, below. When available, petroleum products will be furnished to the contractor at the Defense Energy Support Center (DESC) standard price. A fuel purchase agreement with DESC is required for credit sales. Contact DESC, Fuels Branch at (210)925-4887.

3.4.1. CONTRACTOR AUTHORIZATION TO PURCHASE GROUND PETROLEUM PRODUCTS:

Contractor is authorized to purchase ground petroleum products at overseas Air Force installations for use in company owned ground vehicles required for performance of this contract. Such authorization is subject to and in accordance with the provisions of DESC Policy # I-3, Fuel Purchase Agreement Procedures and DESC Policy # I-7, Cash Sale Procedures for Defense Working Capital Fund (DWCF) Owned Fuel.

3.5. CONCURRENT SERVICING: The following guidance shall be followed when concurrently servicing passenger aircraft with or without passengers aboard, and cargo aircraft at military installations:

3.5.1. FINAL APPROVAL: The Wing/Base Commander is the final approval authority for ground servicing operations and the overall safety associated therewith.

3.5.2. CONCURRENT SERVICING SUPERVISOR (CSS): A CSS will be provided by the Government when concurrently servicing contractor aircraft at military installations. The CSS supervisor has full authority during all phases of ground servicing operations. This authority allows the individual to shut down a refueling operation if an unsafe condition exists. The supervisor also controls access to and from the aircraft.

3.5.3. SUPERVISORY CONTRACTOR REPRESENTATIVE (SCR): The SCR shall:

•                  Prior to beginning servicing operations:

Advise the CSS of contractor’s procedures, if applicable, for switch loading aviation fuel.

Inform the CSS of vehicle status.

•                  Ensure civilian vehicles involved in a concurrent servicing comply with standards required by Air Force Occupational Safety and Health Standard (AFOSHSTD) 91-38, Chapters 1, 2, and 4 and TO 00-25-172 with emphasis on Chapter 5, TO 00-25-172 CL1 and TO 00-25-172 CL2. Additionally, associated servicing equipment not designed or approved for use within a hazardous location may be moved into or within the fuel servicing safety zone (FSSZ), if pressurization of the refueling equipment is stopped. Re-pressurization of the refueling equipment shall not resume until the servicing vehicle’s engine is shut down while in the FSSZ or the vehicle leaves the FSSZ.

•                  Maintain communications with the CSS during all stages of refueling.

•                  Perform responsibilities as outlined in TO 00-25-172, Ground Servicing of Aircraft and Static Grounding/Bonding, Chapter 5, paragraph 5.5; TO 00-25-172 CL-1 Checklist Concurrent Servicing of Commercial Contract Cargo and Passenger Aircraft dated 20 Nov 89 with Change 9 dated 1 Nov 03; TO 00-25-172 CL-2 Checklist Concurrent Servicing of Commercial Cargo Contract Aircraft dated 20 Nov 89

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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with Change 2 dated 30 Mar 95; and TO 00-25-172 CL-2S-1, Checklist Concurrent Servicing of Commercial Contract Aircraft dated 26 Jul 04.

3.5.4. AUTHORIZED VEHICLES: Authorized vehicles shall not operate closer than 25 feet of aircraft fuel vents, SPR connections, and refueling equipment during fuel servicing of the aircraft. All other vehicles are restricted to 25 feet from fuel vents and must remain outside of the 50 foot fuel servicing safety zone.

3.5.5. AUXILIARY POWER UNIT (APU): The aircraft APU shall be used to provide power and air-conditioning on aircraft so equipped.

3.5.6. FLIGHT CREW BRIEFING: Prior to beginning fuel servicing, the flight crew shall ensure required exits are open, brief passengers that fuel servicing will be conducted and on the restrictions on operating electronic equipment, and give passengers the option to deplane.

3.5.7. INERTIAL NAVIGATION SYSTEM (INS): The aircraft Inertial Navigation System (INS) may remain energized during a fuel servicing operation.

3.5.8. RADIOS AND RADAR SYSTEMS: The aircraft radios and radar systems shall not be on during the fuel servicing operation.

3.5.9. ELECTRICAL SYSTEMS: No aircraft electrical systems shall be activated during the fuel servicing operation except those required for servicing.

3.5.10. CSS CONCURRENCE: When concurrent servicing operations are in progress, all contractor personnel (including flight crews), unless previously cleared, shall report to and receive the CSS’s concurrence prior to entering the servicing area.

3.5.11. WING AND FUEL VENTS: When servicing cargo aircraft, the CSS and his/her assistant (on inter phone) will also monitor both wing fuel vents.

3.5.12. COPY OF CONTRACTOR’S AIRCRAFT REFUELING PROCEDURES: *A copy of the contractor’s aircraft refueling procedures shall be located on the aircraft and made available to the CSS, as required.

*NOTE: Applies to passenger aircraft only.

3.6. BILLETING AND MEALS: Billeting and meals for contractor’s crews, and Government-owned property required in support of this contract not specifically provided for in other provisions of this contract, may be provided by the Government at the discretion of the Base Commander of the military installation involved. Except as provided in paragraphs 3.1.1, Transient Alert and Ramp Services, and 3.1.2., Terminal and Traffic Services above, other services at military bases, where commercial services are not available, or not available on a timely basis, may be made available to the contractor on an emergency basis only, as determined by the ACO or CA. Billeting and meals for contractor’s crews shall be on a reimbursable basis.

3.6.1. BILLETING AND MEALS FOR CONTRACTOR EMPLOYEES: At overseas locations, contractor’s employees who are involved in the performance of this contract may be furnished billeting and dining facilities on a reimbursable basis, as prescribed by local base regulations. In addition, commissary, base exchange privileges, and other logistic support may be granted to such employees and dependents in accordance with such implementing instructions as may be issued by area or Base Commander concerned. The ACO or CA will periodically review the scope of support furnished, and advise the Commander concerned as to any change in status of the contractor personnel that would affect their eligibility to receive the support. Minor dependents of a US citizen, who are employed by the contractor overseas in performance of this contract, are authorized dependent education on a space available, tuition basis in the DOD dependents schools as provided in DODEA Regulation 1342.13.

3.7. AEROSPACE GROUND EQUIPMENT (AGE):  AGE and traffic handling and servicing equipment, with necessary operators, furnished by the Government shall be on a non-reimbursable basis. Technical services and

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

26

maintenance labor provided, as well as supplies and parts issued, shall be on a reimbursable basis and in accordance with and subject to the provisions of:

(1) Air Force Installations - AFMAN 23-110, Volume II, Part 13, Chapter 8 and Air Force Instruction (AFI) 10-1001.

(2) Army Installations - DFAS-IN 37-1.

3.8. CONTRACTOR USE OF MILITARY COMMUNICATIONS FACILITIES: Contractor will be permitted to utilize military telephone in those areas where commercial circuits are not available and it is in the best interest of the Government as determined by the ACO or CA. Contractor’s use of military communications facilities shall be limited to transmission and reception of airlift mission support traffic and shall not interfere with military command and control traffic.

3. 9. CONTRACTOR STORAGE SPACE AT MILITARY INSTALLATIONS: The Government will furnish office, warehouse, and storage space at military installations for contractor’s representatives and supply support items and equipment to the extent available. Such office, warehousing and storage space, including utilities (heat, air-conditioning, light, power, water, and sewage), concomitant to the use of such space, will be provided to the contractor on a non-reimbursable basis. All requests for office, warehouse, and storage space shall be made to the Base Commander through the ACO or his delegated representative. In addition, intra-base communications will be provided on a non-reimbursable basis commensurate with the availability of circuits. Whenever space is provided it will be on an as is condition with regard to partitions, walls, lighting, electrical wiring, plumbing, etc. No modification to buildings will be made unless specifically authorized by the Base Commander, other than minor modifications to existing facilities as approved by the Base Commander. Requests by the contractor for construction of facilities on any military installation shall be submitted directly to USTRANSCOM/TCAQ-C. Necessary coordination will be taken by USTRANSCOM with the major air command (MAJCOM) concerned. Contractor shall not undertake such construction until notified by USTRANSCOM that construction has been approved.

3.10. WARSAW CONVENTION: When passengers embark at airfield or commercial airport facilities not normally operated by the contractor or its agents, the Government will ensure proper ticketing or other notice to passengers on Warsaw Convention liability limits. Such ticketing or notice is to be sufficient to establish limits on the liability of the contractor under the Warsaw Convention to the maximum extent permitted by law and this contract.

3.11. PORTABLE OXYGEN BOTTLES (FOR AEROMEDICAL EVACUATION (AE) ONLY): Portable oxygen bottles will be made available for each Aeromedical Evacuation Crew Member (AECM) for use during emergencies. These bottles will be provided by AMC when available, and will be stored securely in the flight deck allowing direct access should their use be required.

3.12. SECURE COMMUNICATIONS EQUIPMENT: The Government will furnish each carrier possessing a SECRET facility clearance with Secure Telephone Equipment and associated facsimile machine for the receipt of classified communications from HQ AMC/A3BC. Maintenance of this equipment to include necessary hardware and software upgrades and required periodic rekey functions is a contractor responsibility. Equipment will be inspected and tested by HQ AMC/A3BC personnel when performing routine visits. The acquisition and maintenance of a GSA approved safe for the storage of classified information is a contractor responsibility. Each carrier will report secure communications equipment inventory to HQ AMC/A3BC annually by 31 January .

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SECTION 4

GENERAL INFORMATION

4.0. GENERAL OPERATIONS:  Throughout the life of the contract, including any extension described elsewhere in the contract, the contractor shall participate in the CRAF program and maintain a minimum commitment of 30 percent of its CRAF capable passenger fleet and 15 percent of its CRAF capable cargo fleet in wide body equivalents. Contractors operating both cargo and passenger aircraft shall maintain the minimum commitment for each fleet type.

4.0.1. SUPERVISORY CONTRACTOR REPRESENTATIVE (SCR):  Contractor shall provide a SCR for concurrent servicing. Refer to paragraph 3.5. Concurrent Servicing.

4.1. CONTROL OF AIRCRAFT: The contractor shall maintain control over the aircraft listed in Appendix 3A to the extent necessary to assure the contractor’s ability to meet its guarantee under CRAF. At any time during the contract period and upon demand of the CO, the contractor shall furnish evidence that demonstrates required control of the aircraft. The contractor shall not part with control of any aircraft accepted by USTRANSCOM and listed in Appendix 3A unless the loss is beyond the control of the contractor (such as aircraft accident), or the CO, at his option, has agreed to the substitution of other acceptable aircraft and has accomplished such substitution by contract modification. If an accident results in the loss of an aircraft, and no substitute will be provided, the contractor shall notify the CO in writing within 24 hours and shall provide the information required in Appendix 3, paragraph 3. The parties agree that failure of the contractor to maintain control of any aircraft listed in Appendix 3A, unless loss of the control is beyond the control of the contractor (such as aircraft accident) or approved by the CO, will constitute failure to have a currently existing capability to perform services called for and will justify termination of this contract under the clause entitled “Federal Acquisition Regulation (FAR) 52.249-8, Default (Fixed-Price Supply and Service) Alternate I.” In lieu of default, the Government may, at its option by unilateral contract modification, reduce its purchase of airlift services for passengers or cargo, or both, during the remaining period of the contract by an amount equal to the award share for the remaining period of the contract attributable, under the formula used to determine the original contract award entitlement, to the aircraft removed from the USTRANSCOM contract creditable mobilization base and deleted from Appendix 3A.

4.1.1. EXAMPLES OF FAILURE TO MAINTAIN CONTROL:  Examples of failure to maintain control within the intent of this paragraph are as follows:

(1) failure to retain US registry;

(2) leasing of aircraft to unapproved foreign contractors;

(3) dry leasing of aircraft to US airlines or aircraft operators not possessing a temporary or permanent certificate issued by the DOT; or

(4) removal of aircraft from active utilization (in storage, out of service, or parked) and not flyable for reasons other than maintenance, repair, or overhaul. Aircraft temporarily removed from active utilization that are mission capable within 24 hours are considered to meet the control requirements of this contract.

4.1.1.1 REQUIREMENT TO MAINTAIN CONFIGURATION CONTROL:  Contractor must also maintain configuration control in such a manner as to meet capabilities reflected, validated and submitted on Forms 82 and 83. Aircraft whose configuration is temporarily changed from that submitted on the Forms 82 and 83 and are mission capable in the offered configuration within 24 hours are considered to meet the configuration control requirements of this contract.

4.2. SECURITY:  While on military installations or on military portions of commercial facilities, contractor and subcontractor personnel shall comply with security regulations promulgated by the military installation or activity Commander. Security regulations are directive in nature and shall be adhered to by all contractor and subcontractor personnel.

4.2.1. REGULAR AND FREQUENT ENTRY INTO RESTRICTED AREAS:  Where regular and frequent entry into restricted areas at a military installation is required by contractor or subcontractor personnel for ground handling of aircraft, the contractor or subcontractor personnel must meet the requirements established by AFI 31-101, Chapter 9, paragraph 9.2.1., AFI 31-401, and DD Form 254. Applications for personnel security investigations shall be made to the local Chief, Security Forces.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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4.2.2. FACILITY SECURITY CLEARANCE:  Where there is a need for receipt, storage or development of classified documents, a facility clearance of SECRET and classified safeguarding capability to include the procurement of a GSA approved safe is required in accordance with DOD 5220.22-M, the National Industrial Security Program Operating Manual (NISPOM), paragraph 5-303.  The NISPOM also provides authority for contractors to certify the personnel security clearance status of company employees and makes provisions for the contractor (Operator) who has a valid facility security clearance of SECRET to verify the security clearance status of its employees. Contractors must inform HQ AMC/A3BC of the correct address of any company agency requiring a secure facility.

4.2.3. PERSONNEL SECURITY CLEARANCE:  Upon contract award, security clearance applications for all required personnel shall be completed in accordance with the NISPOM paragraphs 2-104 and 2-105 and instructions received from the cognizant Defense Industrial Security Officer (DISO), Defense Security Service (DSS). All required clearance actions shall be forwarded to the cognizant DISO.

4.2.3.1. NON-AIRCREW SECURITY CLEARANCES:  Personnel designated by the contractor to perform duties specified as follows must possess a SECRET security clearance.

•                  Overall CRAF planning.

•                  Liaison and communications supervisory duty at either HQ AMC or its alternate.

•                  Mobilization Representative (MOBREP)/Technical Advisory Group (TAG) attendees.

•                  All flight operations dispatchers involved in CRAF missions.

4.2.3.2. AIRCREW SECURITY CLEARANCES:  Flight deck crewmembers are not required to maintain active security clearances during peacetime. However, during a CRAF activation, flight deck crewmembers will be given access to mission essential information by the US government. Contractors shall ensure all flight deck crewmembers designated to support CRAF operations during activation are US citizens and eligible for a SECRET clearance, based on background investigation as explained in 4.2.3.2.1, Background Investigations.

4.2.3.2.1 BACKGROUND INVESTIGATIONS:  In order to determine CRAF carrier flight deck aircrew personnel to be eligibleto receive mission essential information, the required federal, state and local background checks must be conducted in accordance with Executive Order (E.O) 10450, E.O. 12968, DOD 5200.2-R, the NISPOM, 49 CFR 1542 and 1544, 49 U.SC 44703(h), Pilot Records Improvement Act of 1996, U.S. DOT, and FAA.

•      Review of 7 years of financial history, including credit bureau checks, for places of employment, residence, and school; IAW E.O. 10450, E.O. 12968 (Parts 1, 2, and 3), and DOD 5200.2-R, Chapter 2.

•      Fingerprint-based criminal history records check, verifying presence of no disqualifying criminal offenses in any jurisdiction during the previous 10 years; IAW 49 CFR 1542 and 1544, E.O 10450, E.O. 12968 (Parts 1, 2, and 3), and DOD 5200.2-R, Chapter 2.

•      Check the National Drivers Register; IAW Title 49 U.S. Code 44703(h) and the Pilot Records Improvement Act of 1996.

•      Conduct a pre-employment drug screening, followed by random testing. Maintain a record of the results for a minimum of 5 years; IAW E.O. 10450, E.O. 12968, DOD 5200.2-R, Chapter 2, Title 49 U.S. Code 44703(h), the Pilot Records Improvement Act of 1996, and U.S. DOT and FAA requirements.

•      Check of FAA Records; IAW Title 49 U.S. Code 44703(h) and the Pilot Records Improvement Act of 1996.

4.2.4. OPERATIONS SECURITY (OPSEC):  The contractor shall be responsible for OPSEC procedures when operating missions for the DOD to include safeguarding critical information. Contractors must ensure employees receive OPSEC training upon initial assignment to a contract with OPSEC requirements. Information such as flight schedules, hotels where crews are staying, passengers/cargo, return trips, and other facts about the international mission shall be kept close hold and only communicated to persons who have a need to know this information. Flight crews should be aware of persons who are seeking information about the contractor, flights, etc. They should seek to maintain

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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a low profile while operating DOD missions. If the contractor has questions about OPSEC they can be addressed either to the ACO in USTRANSCOM/TCAQ-C or with personnel in the CRAF Program Management Office at AMC/A3BC.

4.2.5. CONTRACTOR COMPANY PERSONNEL AND COMPANY FACILITY SECURITY OFFICE (FSO):  The contractor will appoint a person as the company FSO. The contractor must establish appropriate safeguards to assure that the individuals who are not cleared do not gain access to classified information and material, and Government furnished communications security (COMSEC) equipment. Responsibility for security of classified information, material and COMSEC equipment rests with each individual who is authorized access. The FSO will provide an annual inventory of all government furnished equipment (GFE) by 31 January or at the request of AMC/A3BC. The COMSEC inventory (i.e., KOV-14 card) will be documented and signed by the FSO using the Standard Form 153, COMSEC Material Report which will be provided by the COMSEC Secure Voice Responsibility Officer at AMC/A3BC. (See sample at Appendix 3F). Other GFE will be inventoried on an AMC/A3BC-provided form, Government Furnished Equipment, and will also be signed by the FSO. (See sample at Appenfix 3G). The company FSO shall maintain a current list of cleared personnel and flight deck aircrew personnel who are eligible for a secret clearance. This list shall be made available for verification during on-site surveys by DOD personnel who have a need to know, and will be provided to HQ AMC/A3BC when requested.

4.2.6. AUTHENTICATION MATERIALS:  Flight deck crewmembers may require certain authentication documents in order to perform missions while CRAF is activated. When appropriate, authentication materials and identification friend or foe (IFF)/selective identification feature (SIF) operating instructions shall be made available to flight deck crewmembers at military Base Operations and Route Briefing sections provided they present proper identification. Initial issue of these documents shall be as required to cover elapsed time from departure station to destination and return, or to the first enroute station having the capability to provide additional distribution.

4.2.7. AIRCRAFT PHYSICAL SECURITY:  Contractor aircraft at military installations will receive the same degree of physical security as provided military aircraft in like status. Ingress and egress procedures to and through control points and restricted or controlled areas shall be established to permit crewmembers access to their aircraft.

4.2.7.1. AIRCRAFT SECURITY:  The contractor shall establish a program to prevent unlawful seizure of aircraft.

4.2.7.1.1. OTHER THAN ACTIVATION MISSIONS:  At airports, bases, and air terminals where there is an AMC presence or where US forces are present and responsible for deployment or redeployment of forces, the military will be responsible for security processing of passengers for on- or off-load. At enroute or operational stops and at locations where there is no AMC or military presence, security processing of passengers shall be the responsibility of the contractor. At these locations, the contractor shall satisfy the requirements of the Transportation Security Administration (TSA) security program for charter operations in commercial service.

4.2.7.1.2. ACTIVATION MISSIONS:  During CRAF activation, the contractor shall arrange security for active CRAF missions at non-USAF/DOD controlled locations. At a minimum, this security shall meet the requirement of two armed personnel with immediate response, and two additional armed personnel with a five-minute response.

4.2.7.1.3. “NO SHOW” PASSENGERS:  Contractor shall establish procedures for off-load of baggage of gate “No Show” passengers unless that baggage has received customs pre-clearance. Copies of the contractor’s program shall be furnished to the ACO upon request.

4.2.7.1.4. PHOENIX RAVEN:  There may be certain instances when a PHOENIX RAVEN team will be assigned to a mission based on the mission profile. PHOENIX RAVEN teams operate similar to the Federal Air Marshall (FAM) program in their role as anti-hijack personnel and may be called upon for security of the aircraft during ground time in some instances. If a PHOENIX RAVEN team is required, the team leader will make contact with the aircraft pilot-in-command to coordinate their specific duties as well as providing a crew briefing prior to mission execution. PHOENIX RAVENs will identify themselves through presentation of their military orders in conjunction with military ID card and AMC Form 1031.

4.2.7.2. AIRCRAFT IDENTIFICATION:  Aircraft shall have the name of the operating contractor on both sides of the fuselage commensurate with industry practice. Any name other than the operating contractor must be approved by the CO prior to departure.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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4.2.8. CLASSIFIED CORRESPONDENCE:  Classified material will be forwarded to contractors via secure phone, secure fax, or registered mail, return receipt. The method selected will be based on the content of materials and any associated time constraints. In order to ensure a current inventory of classified material is being stored by the contractor, the originator will notify the appropriate FSO in the contractor’s area, by voice or in writing, when classified material is being sent. This notification will contain the subject and date of the material, number of copies, and mailing address.

4.2.8.1. SECURITY CLEARANCE VERIFICATION OF FLIGHT DECK AIRCREWS:  The contractor shall validate security access information on the flight release form. Contractors may use company formats, but will ensure that security access statements are clear and unambiguous. An example of a proper statement is “SECRET security access current and valid for Ira A Eaker, James J. Doolittle, and Amelia N. Earhart.”

4.2.8.2. RECEIPT OF CLASSIFIED MATERIAL:  Contractor personnel may receive necessary classified materials or information, after providing appropriate Government personnel with proper identification (i.e., valid passport, company identification (ID) card, or Geneva Convention Card) and clearance verification or confirmation.

4.2.8.3. CLASSIFIED/UNCLASSIFIED OPERATIONS BRIEFING:  Contractor aircrews may receive upon request, at any enroute location with military intelligence support, an UNCLASS (unclassified) operations briefing, which may include all known threats, communications requirements, and security concerns pertinent to their route of flight. The briefing’s content shall be tailored by AMC depending on mission requirements. During contingencies or CRAF activation, contractors may receive the same or similar (sanitized) operations briefings, Concept of Operations (CONOPS) and Special Instructions (SPINS) as military aircrew.

4.2.8.3.1. HANDLING OF CLASSIFIED MATERIAL:  In addition to the briefing outlined above, the briefing officer will insure that the pilot in command is aware of the following:

•                  Receipt for Classified Material: The briefing envelope contains information affecting the national defense of the US and is issued for use while flying. Part of this information is classified and extreme care should be exercised to preclude its being compromised. Upon terminating the flight, all material shall be given to the military base operations officer. If that is not possible, the material will be destroyed in accordance with the next bullet, Destruction of Classified Material, below. All classified material shall be accounted for by means of the AF Form 310, Document Receipt and Destruction Certificate, or a comparable receipt. Prior to accepting material, the pilot in command should insure that sufficient legible copies of the receipt form are available to allow one copy for the recipient at the destination and one copy for the pilot in command’s personal file.

•                  Destruction of Classified Material: In the event of an emergency where it appears that the classified material cannot be protected, it shall be burned or destroyed by other means to render recognition impossible. In this event, complete the destruction certificate on the SF 153, COMSEC Material Report, or AF Form 310, Document Receipt and Destruction Certificate. Provide a copy of this form to the issuing office and retain one copy to be held for the required two years.

4.3. PASSPORTS AND GENEVA CONVENTIONS IDENTITY CARDS:

4.3.1. PASSPORTS:  All company personnel supporting AMC overseas missions shall have a current and valid passport.

4.3.1.1. EMERGENCY EXCEPTION:  In an emergency condition, where hostilities or enemy action preclude sufficient time to renew or obtain a valid US passport, the individual contractor personnel shall be required to show proof of US citizenship (birth certificate, or signed statement from the employing airlines, based upon company records) upon departing from and arriving in the US. The signed statement from the airline should contain the following information: name, date of birth, place of birth, citizenship, length of time of employment by the airline, name and address of relatives and/or personal references shown in company record.

4.3.2. GENEVA CONVENTIONS IDENTITY CARD FOR PERSONS WHO ACCOMPANY THE ARMED FORCES (DD FORM 489) (hereafter referred to as the Geneva Conventions Card):  Civilian noncombatant personnel authorized to accompany US military forces into regions of war will be issued a Geneva Conventions Card in

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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accordance with procedures established in AFI 36-3026(I), Identification Cards For Members of the Uniformed Services, Their Eligible Family Members, and Other Eligible Personnel.

4.3.3. PERSONNEL AUTHORIZED TO RECEIVE THE GENEVA CONVENTIONS CARD:  Contractor personnel, both US and foreign nationals, authorized by the contractor to enter regions of war in performance of airlift services contracts, will be issued this card. The Geneva Conventions Card will be issued to the following company personnel:

•      Aircrew personnel designated to operate company aircraft in the performance of peacetime DOD mission as well as wartime airlift mission during CRAF activation.

•      Ground support personnel assigned to overseas enroute support stations, to include indigenous personnel (non-US citizens) already overseas.

•      Selected supervisory personnel, subject to deployment overseas, responsible for overall supervision of the company’s participation in DOD peacetime airlift contract and activated operations.

4.3.4. ISSUING THE CARD DURING CRAF ACTIVATION:  Issuance of this card to contractor personnel meeting the above requirements prior to CRAF activation is the contractor’s option; however, it must be issued within 48 hours after CRAF is activated.

4.3.5. ACCOUNTABILITY OF FORMS:  Proper procedures for strict accountability and security of DD Forms 489 will be maintained. All requisitioning documents for Geneva Conventions cards submitted by an issuing facility will be maintained for not less than five years. Contractors will conduct an inventory in January of each year to determine the current status of possessed cards. Refer to Appendix 3, paragraph 8.0. Geneva Conventions ID Card Annual Summary Report.

4.3.5.1. MANAGEMENT OF FORMS:  In addition to the requirements specified in this document, appropriate portions of AMCI 10-402 will apply to the management of each company’s Geneva Conventions ID Card program.

4.3.5.2. ACCOUNTABLE FORMS:  The DD Forms 489, Geneva Conventions Cards (manually-prepared card) are accountable forms.

4.3.5.3. PROCEDURES FOR STORING AND DESTROYING:  Maintain machine-readable card stock and laminate not in use under lock and all stock under lock when office is closed. Destroy error-in processing, unauthorized or terminated employee cards by shredding or cutting.

4.3.5.4. CONTROLS FOR PROCESSING AND HANDLING:  Contractors will establish controls for processing and handling of Geneva Conventions cards to ensure unauthorized individuals do not obtain them.

4.3.6. LOST CARDS:  When blank DD Form 489, Geneva Conventions Cards ID cards cannot be accounted for, the contractor will immediately submit a report to HQ AMC/A3BC. The following information is required in the report: Reason cards cannot be accounted for, serial numbers of missing card(s), corrective action taken, and disciplinary action taken, if warranted. Lost cards that have been issued or assigned to employees need to be annotated and reported on the company’s annual report.

4.3.7. STOLEN CARDS:  When blank cards are stolen or thought to be stolen, the contractor will report the suspected theft to local authorities, HQ AMC/A3BC, and the nearest Air Force Office of Special Investigation. When issued cards are stolen or thought to be stolen, the contractor will report the suspected theft to the local authorities and HQ AMC/A3BC. Contractors should have all individuals involved sign a statement explaining the situation.

4.4. COMMUNICATIONS: When operating AMC missions, contractor operations centers will be required to maintain voice, facsimile, and e-mail connectivity with AMC Command and Control (C2) agencies.

4.4.1. MESSAGES:  The following air traffic control (ATC) and operational messages are necessary for proper control and flight following of contracted aircraft by the 618 Tanker Airlift Control Center (618 TACC) over standard communication channels.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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•      ATC Messages: These shall be filed in accordance with established ATC procedures.

•      Operational Messages: There are three kinds - departure, arrival, and advisory. Addressees should be the next intended landing site operation center, the appropriate contractor, and the 618 TACC.

4.4.2. STANDARD COMMUNICATIONS:  When standard communications are not possible, the crew should communicate the following information to their company HQ (or the most accessible military flight facility) by the most rapid and efficient method at their disposal: Greenwich (Z) Time of Arrival; Estimated (Z) Time of Departure; proposed destination and estimated arrival times (Z); maintenance problems; and any other information as necessary.

4.4.3. COMMUNICATIONS PROCEDURES:  All contracted aircraft shall keep appropriate AMC C2 agencies informed of mission progress. For all AMC missions (including live and positioning segments), contractor shall report advisory arrival and departure information within 10 minutes of occurrence, as follows:

•      Contingency missions: (618) 229-0320

•      Channel missions: (618) 229-0321

•      SAAM and exercise missions (618) 229-0323

Arrival and departure information for ARINC and overseas (bullets above) shall include the following:

ARRIVAL	DEPARTURE
Mission Number	Mission Number
FAA Aircraft Registration Number	FAA Aircraft Registration Number
(Tail Number)	(Tail Number)
Station	Station
Time of Arrival	Actual Time of Departure (ATD)
*Estimated Time of Departure (ETD)	Next Station
Next Station	Estimated Time of Arrival (ETA)

If mission is delayed beyond scheduled ETD, report delay cause, and estimated time aircraft will be in commission (ETIC)

4.4.4. ESTABLISHING COMMUNICATIONS WITH DESTINATION STATION:  On all flights, when an aircraft is approximately two to three hours from destination, the aircrew shall establish contact with or have information relayed to the destination station. The following data shall be passed: mission number and FAA aircraft registration (Tail) number; ETA destination or alternate and delay time if anticipated; and any significant maintenance problems. Thirty minutes prior to arrival, contractor shall notify all originating, transiting, and terminating AMC C2 agencies of the following information: mission number; (Tail number); verified or revised ETA; maintenance status; fuel required (as applicable); any other operational information that will reduce ground time or enhance ground time or enhance ground handling activities.

4.4.5. ESTABLISHING COMMUNICATIONS WITH TRANSIT STATIONS:  When transiting a station at which a Command Post, Operations Officer, Airlift Control Element (ALCE), AMC Liaison Officer (AMCLO) or other AMC airlift representative is located, the Contractor shall provide the local AMC agency an estimated block time at least two hours prior to arrival. On a follow-on mission, the Contractor shall provide the following information to the AMC Operations or Command Post at the last off-load station prior to the ferry legs: tail number; ETD from last off-load station; ETA at first on-load station after ferry leg; applicable mission number.

4.4.6 POINT-TO-POINT COMMUNICATIONS:  Aircraft movement messages shall be transmitted in the clear.

(1) All contractor C2 agencies shall be equipped with Government furnished secure telephones and facsimile machines to receive or transmit material up to the SECRET level. Classified information will be transmitted over secure equipment.

(2) Message exchange between contractors and 618 TACC shall be routed in accordance with the IATA airline seven-letter addresses and the ICAO/Air Force Transportation Network (AFTN) eight-letter addresses. These

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

33

addresses are the central contact point at each location. It then becomes the responsibility of each contact point to establish procedures to ensure international routing of all messages.

(3) When necessary to relay messages between circuits using different procedures than above, it shall be accomplished between ARINC and FAA.

4.4.7. 618 TACC OPERATIONS CENTERS:  618 TACC Operations Centers are primarily concerned with monitoring mission status and only under cases of extreme emergency will guidance be provided by the Operations Center as it pertains to mission accomplishment. All other problems shall be directed to the ACO or appropriate CA for resolution.

4.4.8. DEVIATION FROM MISSION SCHEDULE:  Except for emergency or safety reasons or for routine overflights of a carrier scheduled operational stop, the CO must authorize deviations from mission schedules. Coordinate via OL-F or OL-G for 618 TACC approval prior to any other deviation from mission schedule.

4.4.9. EARLY DEPARTURE AND EARLY ARRIVAL:  Contractor aircrews shall request early departure through their operations center dispatch. The contractor’s dispatch shall forward the request to the 618 TACC mission controller. When requesting early departure, aircrews need to consider the impact of early arrival on all down line station operating hours and workload restrictions. Deviating from scheduled departure times is not authorized unless approved by the 618 TACC mission controller.

4.4.10. HUMAN REMAINS:  Contractors destined for Dover AFB with Human Remains (HR) on board the aircraft shall contact the Dover Command Post three hours prior to ETA to ensure proper protocol can be accomplished.

4.4.11. PASSENGER MISSION ARRIVALS AT U.S. COMMERCIAL AIRPORTS:  Notify the airport operator and the TSA Federal Security Director assigned to the airport of arrival details and intent to deplane passengers into an airport sterile area at least 24 hours prior to landing.

4.5. NAVIGATION ROUTE KITS:  Navigation route kits are provided by the Government through the National Geospatial-Intelligence Agency (NGA) and the Defense Logistics Agency (DLA). NGA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use flight information publications and charts during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of activation.

4.5.1. NUMBER OF KITS REQUIRED:  Contractors must maintain a minimum of two kits, hard copy or Flight Information Publications DVD (one for an aircraft and one for Flight Operations). The Government will not furnish more kits than what is required for the number of aircraft a contractor has in CRAF plus one for Flight Operations. Upon activation, contractors shall increase the number of kits to equal the number of aircraft committed to the CRAF stage being activated. All adjustment to a contractor’s navigation route subscription will be accomplished by contacting the FLIP account custodians at HQ AMC, A3BC by calling (618) 229-1751.

4.5.2. STORAGE AND MAINTENANCE:  Government-furnished navigation route kits are stored and maintained by the contractor at no expense to the Government. Upon activation, the contractor shall place a kit aboard each aircraft called up, which shall remain with the aircraft during activation operations.

4.5.3. REPLACEMENT CHARTS AND FLIGHT INFORMATION PACKETS (FLIPs):  When participating in DOD contract airlift, the pilot in command may obtain replacement charts, FLIPs, etc., from any DOD Base Operations.

4. 6. CREW DUTY DAY REQUIREMENTS:

4.6.1. SCHEDULING LIMITS:  Crew duty will be limited to 16 hours for two-pilot crews, 18 hours for three or more pilot crews, and 24 hours for aircraft with FAA-approved crew rest facilities. Crew duty will be considered as beginning when the crewmember reports for duty (including non-local company-directed deadhead), and ending at block-in of the final DOD segment for that crew.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

34

4.6.2. EXECUTION LIMITS:  Crew duty execution limits are the same as scheduled, except that the limits can be extended by two hours for two and three-pilot crews. This extension is at company discretion and does not apply to the 24 hour duty limit associated with crew rest-equipped aircraft. A statistical tracking of the number of times this extension is utilized will be maintained by each company and provided to HQ AMC/A3B upon request.

4.6.3. CREW REST:  Minimum crew rest, prior to first DOD segment or between DOD segments, is 10 hours. At the contractor’s discretion, that rest can be reduced to nine hours if the crew is still able to receive eight hours of uninterrupted rest. NOTE: The reduced rest cannot be combined with the two-hour crew duty extension during a preceding or subsequent duty period.

4.6.4. DEADHEAD TRANSPORTATION:  All deadhead transportation, not local in nature, will be considered as part of the crew duty day for DOD limits.

4.7. FLYING IN CONTROLLED AIRSPACE:  All contract flights shall fly over established airways, domestic or international, and in controlled airspace. Exceptions may be made to this requirement where it is impractical to follow airways or fly in controlled airspace, provided airways are intersected at the first practical point and departed at the last practical radio navigational fix near destination, or when area control or established airways do not exist within a flight information region. Economic considerations will not justify deviation from this procedure.

4.8. ROUTE SUPPORT:  The contractor shall request authorization for international route support in direct support of an AMC mission from the ACO at least 24 hours prior to schedule departure. Contractors will not be charged for use of Government-owned pallets and nets in moving route support material, nor for labor and equipment required for on- or off-loading. The contractor shall comply with import regulations as required by the host nation. To ensure this responsiveness, route support may be provided as follows:

4.8.1. INTRACOMPANY ROUTE SUPPORT:  When there is ACL available (either above the standard ACL or below the priced ACL), the contractor may, with ACO approval, use the ACL available without limitation to move intracompany route support necessary for the performance of the contract under which the trip is made, when such use will not impact mission performance. This request shall be made at least 24 hours in advance from the ACO. In the event the excess capability is inadequate or nonexistent, the contractor may request a reduction in the guaranteed ACL up to and including 10 percent to move their own route support. If the contractor is unable to meet needs within this 10 percent limitation, the contractor may use the route support procedures for either intercompany or revenue support. Deficit traffic will apply in accordance with the clause entitled “DEFICIT TRAFFIC”, located in Section H.

4.8.2. INTERCOMPANY ROUTE SUPPORT:  Intercompany route support must utilize space not needed by the Government and deficits shall not be permitted. Prior to contractor’s use of intercompany route support, permission shall be requested from the ACO. Contractor may use the sample intercompany route support found at Appendix 3D when requesting ACO approval.

4.8.3. REVENUE ROUTE SUPPORT (ORGANIC):  There will be times when contractors are unable to support themselves adequately through the route support means provided for in paragraphs 4.8.1. Intracompany Route Support and 4.8.2. Intercompany Route Support above. When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support). Credit may be given and billing accomplished using special account handling procedures. Revenue route support request and authorizations shall be in similar format as outlined in Appendix 3D. Military orders are not required. An information copy shall be furnished to USTRANSCOM/TCAQ-C. Such traffic will be assigned movement priorities commensurate with Government traffic.

4.8.4. PRIORITIES:  During CRAF activation, route support traffic shall be assigned the same movement priority as AMC military route support traffic.

4.9. SCHEDULED TRAFFIC AND OPERATIONAL STOPS:  The Government will have the right to on- and off-load traffic at all points listed in the item descriptions set forth in the DOs and at operational or diversion stops providing this does not interfere with the contractor’s ground operations or delay their departure. Even though operational stops are reflected in the published schedule, the contractor may over fly such stops and the Government may not force the contractor to land at such stations for the sole purpose of on- and off-loading traffic. The contractor

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

35

shall notify the 618 TACC of any anticipated over flight prior to departure from the previous station. Special care shall be taken to ensure any on-load or off-load of passengers at operational stops does not conflict with the diplomatic clearance or customs required of the country involved. Contractor is not responsible for passenger or customs processing of on- and off-loading passengers at operational stops. When an operational stop will exceed one hour in duration, the contractor shall allow passengers to deplane. The contractor shall assume full responsibility for the passengers who deplane during the operational stop.

4.10. REDUCTION OF ACL AND DEFICIT TRAFFIC:  In the event the contractor cannot transport the GACL, the ACL may be reduced with the concurrence of the ACO and Deficit Traffic may be charged in accordance with the clause entitled “DEFICIT TRAFFIC”, located in Section H.

4.10.1. EXCESS ACL:  The use of excess GACL for either passenger or cargo must be authorized by the ACO in advance. The Government may utilize excess GACL as follows:

4.10.2. ACO APPROVED SUBSTITUTION OF LARGER AIRCRAFT TYPE:  When a contractor is granted approval to substitute with a larger aircraft type than awarded in accordance with TRANSFARS 5552.247-9002, “CONTRACTOR’S FAILURE TO PROVIDE SERVICE”, the Government is entitled to transport additional passengers or cargo (depending on type of mission) up to the standard ACL of the substituted aircraft at no additional cost.

4.10.3. EXCESS WEIGHT CAPACITY:  Unless otherwise specified on the task order, when aircraft performance data allows, the Government is entitled to excess weight capacity at no additional cost. The amount of weight utilized over the GACL of either an awarded aircraft type or a substituted aircraft type constituting excess ACL will be determined by the limits of the gross take-off weight of the aircraft. The Government is not entitled to transport excess ACL if the contractor would be required to make an otherwise unrequired operational stop as a result of the carriage of the excess ACL.

4.11. MAINTENANCE:

4.11.1. SCHEDULED MAINTENANCE:  No scheduled maintenance except enroute or turnaround service and safety of flight items shall be accomplished at military installations under the terms of this contract except as otherwise authorized by the ACO. Requests for performance of maintenance, other than enroute or turnaround servicing, shall be submitted to the CA and the local Operations Center or Command Post. If any maintenance service is to be performed, including enroute, turnaround, safety of flight, or scheduled maintenance during ground time of aircraft, the contractor shall notify the local COR or AMC C2 agencies as follows:

(1)  Specific type of maintenance to be performed;

(2)  Anticipated duration;

(3)  Type of Government Furnished Service desired in conjunction with performance of the turnaround or enroute maintenance service;

(4)  Any reimbursable support desired in conjunction with performance of the turnaround or enroute maintenance service; and

(5)  Any change in status or type of work to be performed subsequent to initial notification to AMC C2 agencies shall be immediately communicated to the AMC C2 agencies.

4.11.2. ENROUTE TURNAROUND MAINTENANCE CHECKS AND SERVICING:  Except as otherwise specified in the contract, no charge will be made for any Government furnished services required to perform enroute turnaround maintenance checks and servicing. If any services or material are required to perform other than turnaround maintenance checks and servicing, such services or material shall be provided on a reimbursable basis. Contractor shall comply with AFI 21-101 and AMC Supplement 1, Aircraft and Equipment Maintenance Management, paragraphs 1.8.4. and 10.25.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

36

4.12. SAFETY BARRIERS:  All passenger and cargo doors used for on-loading and off -loading of passengers, baggage, and cargo aboard contract aircraft shall be equipped with a safety barrier at chest or waist level. The safety barrier shall be in place when the cabin or cargo door is open except when actually on-loading or off-loading passengers/cargo or when loading stairs are positioned.

4.13. PETROLEUM SUPPORT:  Upon completion of round trip missions, contractors are entitled to purchase sufficient Petroleum, Oil, and Lubricants (POL) at Defense Energy Support Center (DESC) standard prices for movement of the aircraft to its nearest home base. If the contractor is depositioning their aircraft to a point other than its nearest home base, the amount of fuel at DESC standard prices shall not be more than that quantity which would be needed to deposition to the contractor’s nearest home base. The sale of POL in excess of depositioning POL shall be at the current DESC standard price plus surcharge and required taxes.

4.13.1. POL FOR ONE-WAY TRIPS:  Upon completion of one-way trips, contractors are entitled to purchase sufficient POL at DESC standard prices for movement of the aircraft to point of origin of the trip or to the home base nearest to the point of origin, if within the general area of the point of origin of the live trip. If the contractor has commercial business for the ferry trip, the contractor is entitled to purchase POL at the DESC standard price from the destination point of the one-way mission to the point of origin of the commercial mission as long as this station is less distant than the original ferry leg.

4.13.2. POL FOR ONE-WAY OR ROUND TRIPS:  Upon completion of one-way or round trip missions, contractors shall be allowed to purchase POL at DESC standard price for ferrying from one coast to another when positioning to originate another AMC mission. Fuel at DESC standard price also will be provided to permit the return of an aircraft to the opposite coast (or any point short of the opposite coast) if the mission originated on the opposite coast regardless of the location of the contractor’s home base. Contractors may not transit other Air Force bases enroute while ferrying cross-country.

4.13.3. POL PRODUCTS AT MILITARY BASES:  At military bases, POL products of military specifications will be provided to contractors, as required, on a reimbursable basis. Military fuels JP-4 and 5 are acceptable substitutes for commercial fuels. Contractors will provide their own unique requirements of commercial type oils, lubricants, and fluids.

4.14. UNUSUAL WEATHER CONDITIONS:  Whenever possible, the Government will make every effort to delay a mission at the originating station in instances when severe weather (for example, a typhoon) is forecast for the terminating station, rather than permit the mission to proceed to an enroute station and then be delayed. Contract missions will be permitted into military stations under either actual or forecast typhoon or hurricane condition I or II, provided such flights are conducted in accordance with FARs applicable provisions of the Foreign Clearance Guide and have the approval of the departure and destination station AMC Commander (Base Commander where there is no AMC Commander). This approval shall be obtained prior to originating each flight segment entering the above forecast conditions. There are no restrictions relative to actual or forecast typhoon condition III or IV.

4.14.1. WEATHER DIVERSIONS:  When the station is below a contractor’s weather minimum and is a scheduled traffic stop, the contractor is expected to hold short at the preceding station or carry sufficient extra fuel for extended holding until approval to divert is obtained from the ACO or a designated representative. Diversions to airports in the general vicinity (i.e., McGuire for Baltimore, McChord for Seattle) normally will be authorized. The contractor shall provide surface transportation to the scheduled traffic stop. Authorization for over flights will consider the volume of the enroute on-load and off-load in relation to the destination load. Ensure 618 TACC is advised of any weather divert via OL-F or OL-G as soon as practical.

4.15. AUTHORITY TO LEAVE UNSAFE AIRCRAFT:  According to Section 2640, Chapter 157, 10 US Code, the following shall apply with regard to the authority to leave unsafe aircraft:

4.15.1. DETERMINATIONS TO LEAVE UNSAFE AIRCRAFT:  AMC Air Carrier Survey Team members or ramp inspectors, the Military Surface Deployment and Distribution Command (SDDC), or such other agencies as may be designated by the Secretary of Defense (or if there is no such representative reasonably available, the senior officer on-board a contract mission) may order members of the armed forces to leave a contract mission if the representative (or officer) determines a condition exists on the aircraft which may endanger the safety of the passengers. If serious

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

37

deficiencies exist, the appropriate AMC representative will initiate an operational immediate message to the next higher headquarters with a copy to USTRANSCOM/TCAQ-C. In cases where such deficiencies exist, only the FAA representative has the authority to ground the commercial aircraft in question.

4.16. CLEARANCES:  The Government will provide the contractor with all passenger and cargo data necessary for the completion of aircraft clearance including customs, immigration, public health and similar documents. On arrival at the destination airport, the Government will accept passengers at airport terminal and assume all responsibility with respect to such passengers. The contractor shall retain responsibility for furnishing appropriate agencies all required manifest, immigration, and border clearance documents, covering all personnel and cargo aboard the aircraft upon entry into the US or a foreign country. The contractor shall also be responsible for payment of any charges, fees, or taxes based upon use of terminal facilities by or for passengers or cargo. The Government is not obligated to pay, or reimburse the contractor for payment, of any such charges. The Government will reimburse the contractor for any fine assessed, pursuant to a court or administrative order of the US, for violation of any immigration law or regulation resulting from the transportation of a passenger in reliance upon clearance by the Government.

4.16.1. LANDING RIGHTS:  The contractor is responsible for obtaining necessary landing rights or privileges and visas, passports, restricted area passes and gate passes for crews, route support personnel and contractor employees to ensure total compliance with all local security requirements.

4.16.2. DIPLOMATIC CLEARANCES:  Contractor shall comply with the Aircraft Diplomatic Landing and over fly Clearance Procedures as outlined in Appendix 4.

4.16.3. AIR ROUTE TRAFFIC CONTROL CLEARANCE OF AIRCRAFT:  Commercial aircraft landing permits are required for all military installations while performing AMC contract missions. Commanders are authorized to impose a penalty landing fee for any aircraft which lands at a military base without prior authority (a valid DD Form 2401), except for bona fide emergency landings. The contractor shall use the appropriate FAA or ICAO clearance form when clearing aircraft from military airports.

4.16.3.1. LANDING PERMITS:  The DD Form 2401 (Civil Aircraft Landing Permit) is used to obtain approval at all military installations while performing bona fide US Government AMC contract missions. Refer to Appendix 3, paragraph 14.0. Civil Aircraft Landing Permit.

•      For Air Force installations, contractors will request approval from USTRANSCOM/TCAQ-C.

•      For all other military installations, contractors will refer to the reverse of the DD Form 2401 for instructions.

4.16.3.2. FLIGHT PLANS:  All Aircraft departing Air Force installations must have a flight plan on file with Airfield Management Operations prior to takeoff.

4.16.4. CRAF ALTERNATE LANDING PERMIT:  If applicable, contractor may obtain alternate landing permits for Air Force from HQ USAF/A3OC-AC, Gabby Gabonia, e-mail address: gabby.gabonia@pentagon.af.mil, Phone: 703-696-0011, FAX: 703-588-8099. For all other military installations, contractors will refer to the reverse of the DD Form 2401 for instructions.

4.16.4.1. REVOKING PERMITS:  The appropriate service approval authority may revoke landing rights for particular flights during this contract for military reasons (for example, military operations) without incurring any obligation on the part of the Government.

4.16.4.2. GOVERNMENT OBLIGATION:  The Government is not obligated to provide services, supplies, equipment, or facilities other than landing, taxiing and parking areas. Fuel and oil purchases, supply and service charges, and landing fees shall be governed, as appropriate, by AFI 10-1001 and AR 95-2. Purchases of fuel made necessary by use of a CRAF Alternate weather or operational stop shall not be considered as part of the fuel adjustment as otherwise provided under the terms and conditions of this contract.

4.17. ALTERNATE AIRPORTS:  When planning alternate airports for missions, contractors shall consider the following: Foreign off-load destinations; U.S. military airfields; or airfield with US military facilities should be given first priority. (618 TACC shall provide preferred alternatives for each mission based on forces, supplies and desired

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

38

off-load locations.) Every effort shall be made to contact the nearest or first available AMC C2 agency before proceeding to an alternate.

4.18. AUTHORIZED TRANSPORT OF GOVERNMENT PERSONNEL ON FERRY SEGMENTS:  Only those Government personnel traveling for contract administration purposes are authorized transportation on the ferry segments of contract flights.

4.19. GENERAL AIRFIELD INFORMATION  The DOD has identified operational hazards and restrictions at certain military and commercial airfields worldwide. The AMC publication entitled, “Airfield Suitability and Restrictions Report,” (ASRR), identifies airfield restrictions specifically for AMC aircrews to facilitate awareness and mitigate risk. Contractors can obtain the current edition of this publication at no cost, available for advisory purposes only, by contacting the following office:

HQ AMC/A3AS	TELEPHONE: (618) 229-3112
402 Scott Drive, Unit 3A1	FAX: (618) 256-2019
Scott AFB IL 62225-5302

4.19.1. CERTIFICATION AIRFIELDS  The ASRR also lists “certification airfields” which are the equivalent to FAA-designated “special airfields.” Operations into these airports are exposed to increased risk due to unique hazards. These fields have unique operating procedures requiring increased aircrew awareness and familiarity. This contract requires that at least one pilot member of an aircrew operating a DOD mission into a designated certification airfield, shall have performed pilot duties to that airfield within the past twelve months or reviewed an FAA-accepted pictorial or video detailing airfield hazards within 30 days prior to performing the DOD contract mission. Contractors shall ensure that aircrews are adequately briefed on all restrictions at applicable airfields, including certification airfields, and properly trained before performing any mission into these airfields.

Contractors can obtain DOD “Airport Qualification Program” (AQP) videos for some certification airfields at no cost, available for advisory purposes only, by contacting the following office:

DIMOC	TELEPHONE: (570) 895-9872
Building 3, Room 107	FAX: (570) 895-6106
11 Hap Arnold Blvd	E-Mail:AKDIMOC@defenseimagery.mil
Tobyhanna, PA 18466-5102	Website: www.DefenseImagery.mil

4. 19.2. AIRFIELD APPROACH DATA:  Airfield approach data acquired and generated by AMC for use in military flight operations will be provided to the contractor at no cost. The information is provided without warranty of accuracy or suitability for commercial aircraft operations. The contractor remains responsible for safety of flight to include verifying the accuracy and suitability of airfield approach data and reconciling any conflict that may exist between AMC provided data and standard commercial data. The contractor may communicate the AMC provided data to other parties only if the disclaimer of US Government responsibility for accuracy and suitability is prominently incorporated. AMC airfield approach data information will be passed at the time of mission scheduling except for after duty hours or for short-notice missions where departure has a window of less than 24 hours. Under such circumstances, the contractor should contact the 618 TACC at (618) 229-0320 for contingency missions, (618) 229-0321 for channel missions, and (618) 229-0323 for SAAM and exercise missions.

4.20. EXTENDED PARKING:  All parking must be coordinated at the earliest known time, in advance of projected arrival. Any request for extended parking will be reviewed on an individual basis.

4.20.1. CRITERIA FOR CONSIDERATION OF REQUESTS FOR EXTENDED PARKING:  Evaluation of the contractor’s request for extended parking privileges will be considered based on the following:

(1) Positioning of aircraft in advance of time stipulated in the contract so as to prevent delays due to weather, crew limitations, or other reasons.

(2) Back-to-back scheduling of aircraft for a follow-on AMC mission.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

39

(3) Other programmed mission requirements.

(4) Aircraft programmed or scheduled for subsequent commercial operation on termination of a military mission at a military station will not be granted extended parking privileges.

(5) When towing services are not available for the immediate respotting of an aircraft from a terminating mission, the contractor shall furnish any required taxiing crews. Towing equipment and crews required in the repositioning of an aircraft resulting from the above action, or from a maintenance area, shall be contractor-furnished, with the exception of the tractor and driver, which will be furnished by the Government.

(6) The Government shall not be responsible for late positioning of contractor aircraft due to the lack of towing tractors, other equipment, or personnel. Equipment or personnel may be withdrawn from contractor use for higher priority AMC mission support

4.20.2. PROCEDURES FOR REQUESTING EXTENDED PARKING:  Use the following procedures in requesting approval for extended parking:

(1) Contractor may submit a request any time prior to arrival of the aircraft. The request should be coordinated with the 618 TACC scheduler and submitted directly to the airfield manager. While the mission is in execution, approval should be via the 618 TACC/XOC.

(2) The local operations center will advise the contractor whether the request has been approved, or disapproved prior to the arrival of aircraft.

(3) The 618 TACC scheduler may intervene at the contractor’s request if these procedures result in denial.

4.21. MISSION POSITIONING — PEACETIME:  Aircraft shall be positioned at the originating station prior to scheduled departure as indicated below. These times are for planning purposes and may be adjusted based on mission needs. Actual times will be mutually agreed upon between the 618 TACC scheduler and the contractor when the schedule is established. Contractor shall adhere to operating hour restrictions at all stations transited. An adequate crew complement to accomplish pre-flight considerations shall be available at the aircraft not less than one-hour-and-15-minutes prior to scheduled departure time. Pilot crewmembers may be in operations preparing flight plans, receiving weather briefing, etc., provided they comply with company Operations Manuals. EARLY POSITIONING IS NOT AUTHORIZED UNLESS PRIOR COORDINATION AND APPROVAL HAS BEEN OBTAINED.

(1) Cargo Missions:
Palletized Loading	- Hand Loading and Rolling Stock
1-13 pallets - 2 hours	1-25 ton ACL — 3 1/2 hours
14-18 pallets - 2 1/2 hours	26 or more tons ACL — 4 1/2 hours
19 or more pallets — 3 1/2 hours

At stations where concurrent loading and servicing is not authorized, one hour may be added to the required positioning times. This will be determined by the 618 TACC scheduler and the contractor when the schedule is established based on mission needs. When the Government requires an aircraft to be bulk loaded, the Government will notify the contractor 24 hours in advance of scheduled departure time and the schedule will be revised to provide adequate time for loading and unloading.

(2) Passenger Missions:
250 or less ACL - 2 hours
251 or more ACL - 3 hours

(3) Mixed Missions:
2 hours

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

40

4.21.1. GROUND TIMES AT ENROUTE STATIONS:  The following ground times for passenger or cargo missions at enroute stations are for planning purposes. Actual ground times will be based on mission needs and determined by the 618TACC scheduler and the contractor when the schedule is established.

(1)   Operational Stops - Not in excess of 2 hours.

(2)   Traffic Stops - Minimum of 11/2 hours and a maximum of 3 hours.

4.21.2. GROUND TIMES AT TURNAROUND STATIONS:  The following ground times at turnaround stations of round trip missions are for planning purposes. Actual ground times will be based on mission needs and determined by the 618 TACC scheduler and the contractor when the schedule is established.

(1) Cargo Missions:

1-13 pallets - 2 1/2 hours

14-18 pallets - 3 hours

19 or more pallets - 5 hours

(2) Passenger Missions:

250 or less ACL - 3 1/2 hours

251 or more ACL - 4 1/2 hours

(3) Mixed Missions:

3 ½ hours

4.21.3. OFF-LOAD TIMES AT DESTINATION (TERMINATING) STATIONS:  The following off-loading times at destination (terminating) station, including aircraft servicing time, are for planning purposes. Actual ground times will be based on mission needs and determined by the 618 TACC scheduler and the contractor when the schedule is established.

(1) Cargo Missions:
Palletized Loading	Bulk Loading and Rolling Stock

1-7 pallets - 45 minutes	1-25 tons - 2 hours
8-13 pallets - 1 hour	26 or more tons - 3 hours
14-18 pallets - 1 hour, 15 minutes
19 or more pallets - 3 hours

(2) Passenger Missions:

250 or less ACL - 2 hours
251 or more ACL - 3 hours

(3) Mixed Missions:
2 hours

4.22. SECURE LAUNCH:  When secure launch is required and implemented, the 618 TACC mission controller (XOC) may communicate a hold or abort order to the contractor representative (dispatcher) and OL-G (East AOR) or OL-F (West AOR). The contractor dispatch shall in turn pass the secure launch, hold or abort order directly to the aircrew. If a hold or abort order is given, the aircrew shall not launch the aircraft. Aircrews should be prepared to hold in place until the approval to launch or the abort order is received from their operations center dispatch. The 618 TACC/XOZ is the mission launch approval officer.

4.23. POSITIVE LAUNCH:  When positive launch is required and implemented, the 618 TACC mission controller (XOC) will immediately notify the OL-F or OL-G of locations requiring positive launch approval. The contractor shall contact the 618 TACC global organization one hour prior to departure for all aircraft impacted by Positive Launch. The 618 TACC will provide a launch approval, hold, or abort order which the contractor shall pass directly to the aircrew. If a hold, or abort order is issued, the aircrew shall not launch the aircraft. Aircrews should be prepared to hold in place

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

41

until approval to launch is received from their operations center dispatch. The 618 TACC/XOZ is the mission launch approval officer.

4.24. GROUND CHEMICAL WARFARE DEFENSE ENSEMBLE (GCWDE):  The contractor shall develop and incorporate GCWDE training for their aircrews and all other personnel that may accompany military missions into forward areas. This training will be based on AMC Pamphlet (PAM) 10-260, Civil Reserve Air Fleet (CRAF) Aircrew Chemical-Biological (CB)Warfare Defense Procedures. Contractor may obtain a copy of this reference material by contacting HQ AMC/A3BC, 402 Scott Drive, Unit 3A1, Scott AFB, IL 62225-5302. During AMC/A3B/A3BC visits, contractor shall present its training program/policy for review. Aircrew training may occur prior to or at CRAF activation. A log or other tracking tool shall be established for tracking trained personnel. Deployed contractor personnel shall comply with AMCPAM 10-260 during contingency actions, CRAF activation or as directed by HQ AMC.

4.24.1. GCWDE TRAINING:  If HQ AMC/A3BC directs issuance of GCWDE, aircrew members may receive hands-on training and GCWDE for their flight into/out of the AOR. Contractors will stress the importance of receiving the appropriate GCWDE and additional training at CRAF Intermediate Staging Bases (ISBs) identified by HQ AMC/A3BC. These services will only be offered at locations designated by HQ AMC/A3BC for these purposes. All Government furnished GCWDE kits will be returned to CRAF ISBs or sent to HQ AMC/A3B designated locations immediately after exiting the AOR.

4.24.2. GCWDE ASSOCIATED PERSONNEL:  HQ AMC/A3BC will designate disaster preparedness personnel to provide the necessary administrative, training, and inspection requirements related to the issuance of GCWDE.

4.25. CENTCOM AOR REQUIREMENTS:  The following CENTCOM-unique requirements are included.

4.25.1. CLAUSES APPLICABLE TO CONTRACTS PERFORMING IN IRAQ OR AFGHANISTAN:  The following clauses are applicable to contracts performing in Iraq or Afghanistan:

4.25.1.1 JCC-I/A CLAUSE 952.222-0001 PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AND WITHHOLDING OF EMPLOYEE PASSPORTS (MAR 2009)

(a) All contractors (“contractors” refers to both prime contractors and all subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person’s liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

(b) Contractors are also required to comply with the following provisions:

(1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

(2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee’s native language that defines the terms of their employment/compensation.

(3) Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

(4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet is the minimum acceptable square footage of personal living space per employee. Upon contractor’s written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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(5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government’s Quality Assurance process.

(6) Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

(c) Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

(d) The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

4.25.1.2. JCC-I/A CLAUSE 952.225-0003 FITNESS FOR DUTY AND MEDICAL/DENTAL CARE LIMITATIONS (MAR 2009)

(1) The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

(2) The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, AFCENT, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months’ time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere’s Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

(3) In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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(4) Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known, routine prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

(5) Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated 4 June 2008, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

(a) Inpatient daily rate: $2,041.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

(b) Outpatient visit rate: $195.00. This includes diagnostic imaging, laboratory, pathology, and pharmacy provided at the medical facility.

4.25.1.3. JCC-I/A CLAUSE 952.225-0005 MONTHLY CONTRACTOR CENSUS REPORTING (MAR 2009)

Contractor shall provide monthly employee census information to the Contracting Officer, by province, for this contract. Information shall be submitted either electronically or by hard-copy. Information shall be current as of the 25th day of each month and received by the Contracting Officer no later than the first day of the following month. The following information shall be provided for each province in which work was performed:

(1) The total number (prime and subcontractors at all tiers) employees.

(2) The total number (prime and subcontractors at all tiers) of U.S. citizens.

(3) The total number (prime and subcontractors at all tiers) of local nationals (LN).

(4) The total number (prime and subcontractors at all tiers) of third-country nationals (TCN).

(5) Name of province in which the work was performed.

(6) The names of all company employees who enter and update employee data in the Synchronized Predeployment & Operational Tracker (SPOT) IAW DFARS 252.225-7040 or DFARS DOD class deviation 2007-O0010.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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4.25.2. CLAUSE APPLICABLE TO CONTRACTS PERFORMING IN IRAQ:  The following clause is applicable to contracts performing in Iraq:

4.25.2.1 JCC-I/A CLAUSE 952.223-0001 REPORTING KIDNAPPINGS, SERIOUS INJURIES AND DEATHS (MAR 2009)

Contractors shall notify the Contracting Officer, as soon as practicable, whenever employee kidnappings, serious injuries or deaths occur.

Report the following information:

Contract Number

Contract Description & Location

Company Name

Reporting party:

Name

Phone number

e-mail address

Victim:

Name

Gender (Male/Female)

Age

Nationality

Country of permanent residence

Incident:

Description

Location

Date and time

Other Pertinent Information

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

APPENDIX 1

DEFINITIONS AND ACRONYMS

DEFINITIONS:

18 AF Increased Readiness — When CRAF activation is anticipated, a message prepared by AMC/A3BC will be sent to all CRAF contractors advising them that 618 TACC is in a posture of increased readiness, and providing information on where CRAF communications should be directed.

618 TACC Global Organization - Contingency missions - (618) 229-0320; Channel missions - (618) 229-0321; SAAM and Exercise missions - (618) 229-0323.

Accident — As it pertains to ADFAA only, the term “accident” refers to any incident, deliberate or accidental in nature, involving a Contractor’s aircraft performing an AMC passenger mission in which one or more of the manifested passengers has been seriously injured or killed.

Administrative Contracting Officer (ACO) — USTRANSCOM/TCAQ-C assigned to manage airlift contracts acting within specific authority as delegated by the PCO and Federal Acquisition Regulations.

Advisory Messages — Any factors which could have a negative impact on mission success.

Aeromedical Evacuation (AE) - The Air Force AE system provides fixed-wing movement of patients requiring supervision by aeromedical evacuation crew members (AECMs) to locations offering appropriate levels of medical care.

Aeromedical Evacuation Crew Member(s) (AECMs) - Qualified flight nurses and AE technicians who perform in-flight patient care on fixed-wing aircraft using medical equipment that meets airworthiness testing certification standards.

Aeromedical Evacuation Ship Set (AESS) - A kit which contains subsystems for installation on a Boeing 767 aircraft, enabling the aircraft to carry litter patients and provide oxygen and electrical support for patient care.

Aircraft Call Up - After a stage, segment, and/or section of CRAF is activated, the formal act of notifying a CRAF contractor that certain aircraft are required to meet DOD airlift requirements in response to a CRAF activation. Aircraft called up shall be given specific direction on where to relocate and scheduled departure times. Aircraft should be called up by registration number.

Aircraft Positioning - Placing of an aircraft at a specific departure point.

Aircraft Substitution — During CRAF activation, carriers may substitute aircraft of equal capability for aircraft being called up. Such aircraft substitutions must be acceptable to HQ AMC/A3BC and approved by the CO.

Airlift Services — All services (passenger, cargo, or medical evacuation) and anything the contractor is required to do in order to conduct or position the aircraft, personnel, supplies, and equipment for a flight and return. Airlift Services include ground related services supporting CRAF missions. Airlift Services do not include any services involving any persons or things which, at the time of the event, act, or omission giving rise to a claim, are directly supporting commercial business operations unrelated to a CRAF mission objective.

AMC/A3BC — Directly responsible for the management of the CRAF. During CRAF activation, HQ AMC/A3BC augments and reports to the AMC Crisis Action Team (CAT) and 618 TACC/CC for management of CRAF resources.

AMC Mission - Any charter flight performed by an air carrier under a contract with the United States Transportation Command.

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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American Flag Carriers - The term “US flag air contractor” means an air contractor holding a certificate under Section 401 of the Federal Aviation Act of 1958 (49 U.S.C. App. 1371). Foreign air contractors operating under permits are excluded.

Arrival Message — Notification of estimated arrival at planned destination airfield used for C2 purposes. Usually includes departure time, estimated arrival time at planned destination airfield and unusual maintenance issues.

Augmenting Contractor Personnel - Personnel provided by other than contractor enroute support CRAF contractors, who augment and perform duties at a contractor enroute support station when requested.

Augmenting DOD Personnel - DOD personnel provided as augmentees to support a contractor enroute support station. The support provided by these personnel may include, but is not limited to, GCWDE issue and training, intelligence and mission briefings, and limited AMC C2 functions.

Baggage Service Center (BSC) - Traces mishandled baggage AMC-wide, determines final action of case files, and compiles statistical data for HQ AMC.

Base Aircraft - The B747-100 (wide body) cargo and passenger aircraft, possessing the capability to transport 0.170469 Million Ton Miles of cargo or 0.71029 Million Passenger Miles of personnel.

Base Cargo Aircraft ACL - This is calculated by dividing 180,000 pounds (the average maximum total cargo weight a B747-100F can carry a distance of 3500 NM) by 2,000 pounds (the weight in one short-ton). The result is 90 short-tons is multiplied by 87% (the average percent of cargo actually carried on commercial aircraft during contingencies), resulting in 78 short-tons.

Base Passenger Aircraft ACL - This is calculated by dividing 130,000 pounds (the average maximum total passenger weight a B747-100 can carry a distance of 3500 nautical miles (NM)) by a war planning passenger weight of 400 pounds (including full battle dress, duffel bag, etc.). The result is 325 passengers.

Baseline - Preparation of the Boeing 767 aircraft by contractor representatives (removal of designated galleys, lavatories, seats, etc.) to enable the installation of the CRAF AESS.

Block Speed - The average true airspeed, in knots, of an aircraft, including block out, ascent, cruise to destination, descent, and taxi to block-in.

Blue Bark - US military personnel, US citizen civilian employees of the DOD and the dependents of both categories who travel in connection with the death of an immediate family member. It also applies to designated escorts for dependents of deceased military members. Furthermore, the term is used to designate the personal property shipment of a deceased member.

Category “B” (CAT B)/Patriot Express (PE) Airlift - AMC channel airlift for the transportation of passengers in full planeload lots on aircraft chartered from the commercial air industry. These international charter flights are scheduled by AMC on a regular basis to and from designated commercial airports and/or AMC gateways and/or military aerial ports.

Channel Airlift - CAT B/PE airlift provided on a scheduled basis between two points. There are two types of channel airlift. A requirements channel serves two or more points on a scheduled basis depending on the volume of traffic; a frequency channel is time-based and serves two or more points. (Note: 2nd character of mission number dictates passenger or cargo (i.e., B , cargo / K, passenger).)

Children — Ages 12 and under

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2

Civil Airlift Support Element (CASE) - Upon request of 618 TACC, the HQ AMC/A3BC shall recruit a team of two to four CASSs, possessing cargo and passenger expertise, and volunteered by civil air contractor resources, who shall augment an AMC CRG or Expeditionary Airlift Wing at an on-load or off-load site. The CASE shall act as a liaison to facilitate support for civil aircraft and aircrews as they transit specific airfields.

Contingency — An emergency involving military forces caused by natural disasters, terrorists, or required military operations. Contingencies require plans, rapid response, and special procedures to ensure the safety and readiness of personnel, installations, and equipment. Civil Air support is required. Contingency missions are not considered CAT B/PE.

Contingency Alert - A situation prior to the actual awarding of an airlift mission or activation of the CRAF to ensure contractors are fairly compensated for services they may perform in preparation to support a contingency for AMC. “Contingency Alert” applies prior to a contingency when civil air support is required.

Command and Control (C2) Agency — A C2 agency from which the commander and staff direct actions in support of the unit’s assigned mission. The C2 agency is the focal point of unit operations, and as such receives and disseminates orders, information, and requests necessary for the C2 of assigned forces and operations. Each AFB has some type of C2 agency — base, wing, MAJCOM — on (in rare cases) a combination of C2s at the same base. The number of personnel required to operate a C2 depends on the mission supported. Air Mobility Control Centers (AMCCs) are C2 agencies primarily located overseas, with the exception of Dyess AFB, TX.

Contract Administrator (CA) - Individuals assigned by USTRANSCOM at strategic locations throughout the world as a representative of the ACO. The CA assists in the management of assigned contracts acting within specific authority as delegated by the ACO.

Contractor Controllable Delay - A delay for any other reason besides those defined as contractor uncontrollable.

Contractor Enroute Support - A term applied to the CRAF contractor that contractually commits to supporting civil aircraft and crews flying in support of USTRANSCOM contract operations at any stage of CRAF activation as they transit specific civil airports.

Contractor Enroute Support Station - HQ AMC/A3BC selects civil airports as contractor enroute support stations based on the facilities available and the needs of CRAF and AMC.

Contractor Uncontrollable Delay — A delay at originating and turnaround stations caused by factors beyond the control and without the fault or negligence of the contractor.

CRAF Activation - The formal act of notifying CRAF contractors that a CRAF stage, segment, section and/or element or portions thereof are operational.

CRAF Deactivation - The formal act of notifying CRAF contractors that a CRAF stage, segment, section and/or element or portions thereof are no longer operational.

CRAF Element - As a part of a section, a CRAF element is identified as either passenger or cargo service.

CRAF Section - A CRAF section is a subordinate component of the segment. For example, within the International Segment are the Long-Range and Short-Range Sections.

CRAF Segment - A segment is the largest unit within CRAF. There are three CRAF segments. The CRAF segments are the International, AE, and National.

CRAF Stage — A portion of CRAF that may be activated for use in meeting JCS airlift requirements in support of US military involvement in worldwide contingencies.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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Crew Rest - Minimum crew rest, prior to first DOD segment or between DOD segments, is 10 hours. At the contractor’s discretion, that rest can be reduced to nine hours if the crew is still able to receive eight hours of uninterrupted rest.

Critical Care Air Transport Team (CCATT) - Physician, critical care nurse, and respiratory technician assigned to stabilized patient care.

Critical Information - Information about friendly activities, intentions, capabilities or limitations that an adversary needs in order to gain a military, political, diplomatic, or technological advantage, is considered critical. Examples of critical information are: for whom a contractor is flying; what the mission is; where the on-load and off-load locations are; where enroute locations may be; when the mission is going to be conducted; what military units may be involved; and what cargo may be carried. Premature or improper release of critical information may prevent the successful completion of the mission and may even cause the loss of lives or damage to friendly resources.

Deadhead Transportation — IAW with FAR Section 121.491 - Flight time limitations: deadhead transportation is defined as “Time spent in deadhead transportation to or from duty assignment that is not considered to be a part of a rest period.”

Deficit Traffic - This term applies to a situation where the contractor’s aircraft did depart, but where the full amount of traffic within the guaranteed ACL could not be transported on the flight involved due to reasons caused by the contractor.

Demurrage - Departure delays of more than three hours beyond the scheduled block time on completed cargo missions when delay is Government controllable.

Departure Message — Notification of departure from airfield used for C2 purposes. Usually includes departure time, estimated arrival time at planned destination airfield and unusual maintenance issues.

Distinguished Visitor (DV) - These passengers are senior officers (06 or civilian equivalent and above) or senior public officials.

Diversion - The enroute rerouting of a trip due to: the threat of, or actual hostilities; weather; medical emergency; aircraft or aircraft equipment emergencies; or natural disaster. Both the Government and the contractor have the right to divert any trip for these reasons. The contractor shall be paid the USTRANSCOM rate for Government directed diversions.

Dry Lease - Lessor provides the asset to the Lessee for the Lessee to use. In return the Lessee pays the Lessor a contracted sum at contracted intervals.

• The lease of aircraft only. The lessee provides its own crew or pilot.

• The FAA defines a dry lease as the lease of an aircraft without a pilot.

Emergency Leave — Leave granted as a result of an emergency situation (personal or family) that requires the Service member’s presence.

Early departure - A contracted commercial air mission that departs the blocks more than 20 minutes prior to the departure time as reflected in AMC’s Global Decision Support System known as GDSS.

Executive Order — An order originating from the Executive Branch of the US Government, generally considered to be from the President.

Exercise — A military maneuver or simulated wartime operation involving planning, preparation, and execution. It is carried out for the purpose of training and evaluation. It may be a multinational, joint, or single-Service exercise, depending on participating organizations. Exercise missions are not considered CAT B/PE.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4

Family Assistance Plan (FAP) - A generic term referring to the air carrier family assistance plans required by the ADFAA.

Federal Family Assistance Plan (FFAP) - A plan published on 6 July 1999 by the National Transportation Safety Board (NTSB).

Global Patient Movement Requirements Center (GPMRC)/Theater Patient Movement Requirements Center (TPMRC) - Patient movement control and regulating center responsible for validating patient movement requirements and matching patient needs with bed availability.

Government Sponsored Personnel (Cargo only) - Individuals under military orders stating they are escorts, couriers, and/or guards for cargo or human remains or a 618 TACC directed MRT.

Guaranteed Allowable Cabin Load (GACL) - The amount the Government purchases.

Intra-base Communication - On base telephone service.

LOX - Liquid Oxygen

Major Discrepancy - A discrepancy that counts as one violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Manifests - Movement record of traffic transported on aircraft operated by, for, or under the control of the DOD.

Maximum Standard Payload - The ‘Maximum Standard Payload’ as used by USTRANSCOM in its Uniform Negotiated Rates and Rules, is the same as the GACL or ACL. The GACL is the number of passengers and baggage weight, for which the contractor guarantees availability to the Government. GACL does not include weight of baggage equipment (i.e., LD3 containers, pallets, nets) or hand-carried baggage. This does not apply to cargo missions. The Government agrees to use this amount as the price basis regardless of whether the Government utilizes the full guaranteed capacity on any given flight.

Medical Crew Director (MCD) - A qualified flight nurse responsible for the overall supervision of patient care and management of CCATTs and AECMs assigned to AE missions.

Military Installations - Defined as airfields that are owned, leased, or controlled by the US Government.

Minor Discrepancy — A discrepancy that counts as 1/3 of a violation towards the performance threshold outlined in the SDS for passenger and cargo missions.

Mobilization Representative (MOBREP)/Technical Advisory Group (TAG) - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Navigation Route Kit - Navigation route kits are provided by the Government through the NGA and the DLA. NGA is responsible for content and publication. DLA is responsible for account management, shelf stock and automatic distribution. The contractors are required to retain and maintain in serviceable condition the publications and charts required in the kit. Contractors are authorized to use FLIPs and charts during peacetime commercial and military contract operations; however, the kits must be maintained in a ready status to support any stage of CRAF activation. A navigation kit generally consists of IFR/Visual Flight Rules (VFR) Enroute Supplements, Terminal High/Low Altitude Instrument Approach Books, IFR High/low Altitude Enroute Charts, IFR Area Charts, Area Arrival Charts, VFR Arrival/Departure Routes, US Terminal Procedures, Airfield Diagrams, Flight Information Handbook, General Planning Book, Area Planning Books, and Foreign Clearance Guide for the specific area of CRAF in which a contractor is contracted to fly (International, Domestic, or Alaska).

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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Noncombatant Evacuation Operation (NEO) - Protection and Evacuation of US Citizens and Designated Aliens in Danger Areas Abroad.

On-Site Survey - A comprehensive on-site evaluation by a DOD survey team to assess factors bearing on the suitability of a civil air contractor to perform airlift service for DOD agencies.

Operational Control (OPCON) - Transferable command authority that may be exercised by commanders at an echelon at or below the level of Combatant Command. OPCON is inherent in Combatant Command (command authority) and is the authority to perform those functions of command over subordinate forces involving organizing and employing commands and forces, assigning tasks, designating objectives, and giving authoritative direction necessary to accomplish the missions. OPCON includes authoritative direction over all aspects of military operations and joint training necessary to accomplish missions assigned to the command. OPCON should be exercised through the commanders of subordinate organizations; normally this authority is exercised through the Service component commanders. OPCON normally provides full authority to organize commands and forces and to employ those forces as the commander in operational control considers necessary to accomplish assigned missions. OPCON does not, in and of itself, include authoritative direction for logistics or matters of administration, discipline, internal organization, or unit training.

Operational Stop - An operational stop is one made by the contractor for convenience

Operations Security (OPSEC) - OPSEC is a process of identifying critical information and analyzing friendly actions during military operations and other activities, in order to determine what can possibly be observed by potential adversaries and determine what indicators can be interpreted or pieced together to derive critical information that could be useful to an adversary, and then selecting and executing measures that eliminate or reduce the vulnerabilities of friendly actions to adversary exploitation. The OPSEC process includes communication security (COMSEC), emissions security (EMSEC), and information security (INFOSEC).

Originating Station - The initial on-load station of a mission.

Pallet - 463L System - Aircraft pallets, nets, tie down and coupling devices, facilities, handling equipment, procedures, and other components designed to interface with military and civilian aircraft cargo restraint systems which accepts pallets 108” x 88”.

Passenger Manifest - A list of passengers assembled for an AMC mission in whatever form or media that has been fully reconciled. In practical terms, this means that every passenger listed on the manifest has been verified as having been on board the aircraft when it departed.

Patriot Express (PE)/CAT B Airlift - AMC channel airlift for the transportation of passengers in full planeload lots on aircraft chartered from the commercial air industry. These international charter flights are scheduled by AMC on a regular basis to and from designated commercial airports and/or AMC gateways and/or military aerial ports.

Passenger Convenience Delay —When a delay exceeds four hours, the ACO may determine to add up to 12 hours to the current controllable or non-controllable delay for the comfort and interest of the passengers.

Pets - Cats and dogs only.

Phoenix Raven (PR) - The PR teams will deter, detect, and counter threats to AMC personnel and aircraft by performing close-in aircraft security; advising aircrews on force protection measures; accomplishing airfield assessments to document existing security measures and vulnerabilities and assist aircrew members in the performance of their duties, when not performing PR duties.

Positioning or Depositioning Mission - Missions performed to relocate aircraft for the purpose of conducting a mission. Depositioning missions are those made to return aircraft from bases at which missions have terminated.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6

Positive Launch - Used by 618 TACC for missions operating into locations requiring flow control or other management control.

Procuring Contracting Officer (PCO) - A contracting officer designated to solicit, negotiate, and award airlift contracts.

Productive Payload — The payload that represents 75% of the aircraft’s maximum payload.

Reroute — The changing of a trip’s route to other than that which is specified in the continuation of SF1449 or in a Delivery Order.

Route Support:

Intercompany Route Support: When one contractor wishes to move route support for another contractor on a non-revenue basis.

International Route Support: Authorized route support may include the movement of positioning crewmembers and the direct support of aircraft parts and components and ground support items in direct support of an AMC mission.

Intracompany Route Support: When one contractor wishes to move it’s own route support.

Revenue Route Support: There will be times when USTRANSCOM airlift contractors are unable to support themselves adequately through the route support means provided for in the contract. When a contractor desires, they may have their route support moved as Government-sponsored traffic (revenue route support).

Safe Haven — Emergency assistance provided by an installation due to circumstances beyond a contractor’s control (such as severe weather or equipment breakdown)

Schedules - The detailed arrangements regarding the days and time of day of the flight operations required to perform the air transportation services called for under this contract.

Secure launch - Used by 618 TACC for missions operating into high threat locations.

Special Assignment Airlift Mission (SAAM) - A mission requiring special pickup/delivery at locations other than those established within the approved channel structure or requiring special consideration because of the number of passengers, weight or size of the cargo, urgency or sensitivity of movement, or other special factors. SAAMs are not considered CAT B/PE.

Spotlighting — The attempt by unknown individuals to shine light on aircraft, landing or departing, with possible hostile intent.

Supervisory Contractor Representative (SCR) — The person responsible for the control of contractor personnel involved in concurrent servicing operations, fuel nozzle connection/disconnection, and operation of refueling control panel on commercial aircraft.

Stage I - COMMITTED EXPANSION. Stage I may be activated for a minor regional contingency or other situation when AMC organic airlift resources cannot meet both deployment and other airlift requirements simultaneously.

Stage II - DEFENSE AIRLIFT EMERGENCY. This stage is activated to support a defense airlift emergency. It responds to requirements greater than Stage I but is less than full national mobilization. It is comprised of all three segments.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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Stage III - NATIONAL EMERGENCY. This stage is activated to support a declared national defense-oriented emergency or war, or when otherwise necessary for the national defense.

Stages I, II, and III Activation Message - This message, addressed to all CRAF contractors, with information copies forwarded to appropriate Government addressees will advise CRAF contractors that CRAF is activated and will include the approximate percentage of aircraft and type of airlift (cargo or passenger) which may be required.

Stages I, II, and III Activation Warning - This message, sent to all CRAF contractors with an information copy to appropriate Government addressees, serves as an advisory for contractor company planning.

Standard Allowable Cabin Load (ACL) - ACL identified in Rates and Rules by Aircraft Type.

Standard Communication — HF communications is the standard/primary means of worldwide C2 agency communications.

Substitute Service - The substitution of an aircraft to replace contractor’s aircraft which is unable to proceed from the departure station or from any enroute station short of destination IAW schedules established pursuant to this contract.

Tanker Airlift Control Center (618 TACC) - The 18 AF control facility that provides C2 of AE strategic assets and monitors all channel operations.

Technical Advisory Group (TAG)/MOBREP - The MOBREP is a person, and the TAG is made up of persons, provided by CRAF contractors to furnish technical advice and information designed to provide maximum coordination, efficiency, and effectiveness in the use of CRAF aircraft.

Theater Patient Movement Requirements Center (TPMRC)/GPMRC - Patient movement control and regulating center responsible for validating patient movement requirements and matching patient needs with bed availability.

Traffic Stop — A military required stop. The contractor must meet scheduled arrival and departure times.

Turnaround Station - That station of a round-trip mission where the mission number changes or initial backhaul on-load station of a round-trip SAAM.

Widebody Equivalent (WBE) - The capability of an aircraft in relationship to the Base Aircraft. This is computed by dividing the million ton mile (MTM) or million passenger mile (MPM) of the aircraft by the MTM or MPM of the Base Aircraft.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8

ACRONYMS

618 TACC	618 Tanker Airlift Control Center
ACO	Administrative Contracting Officer
ADFAA	Aviation Disaster Family Assistance Act
AE	Aeromedical Evacuation
AECM	Aeromedical Evacuation Crew Member
AESS	Aeromedical Evacuation Ship Set
AFB	Air Force Base
AFH	Air Force Handbook
AFI	Air Force Instruction
AFJI	Air Force Joint Instruction
AFMAN	Air Force Manual
AFS	Air Force Specialty
AFOSHSTD	Air Force Occupational Safety and Health Standard
AFTN	Air Force Transportation Network
AGE	Aerospace Ground Equipment
ALOC	Air Line of Communication
AMC	Air Mobility Command
AMCC	Air Mobility Control Center
AMCI	Air Mobility Command Instruction
AOR	Area of Responsibility
APOD	Aerial Port of Debarkation
APOE	Aerial Port of Embarkation
APU	Auxiliary Power Unit
AQP	Airport Qualification Program
AR	Army Regulation
ARINC	Aeronautical Radio, Incorporated
ATC	Air Traffic Control
ATD	Actual Time of Departure
BSC	Baggage Service Center
C2	Command and Control
CA	Contract Administrator
CAO	Casualty Affairs Office
CASE	Civil Airlift Support Element
CASS	Civil Airlift Support Specialists
CAT	Crisis Action Team
CAT B	Category B
CCATT	Critical Care Air Transport Team
CFR	Code of Federal Regulation
CLIN	Contract Line Item Number
CO	Contracting Officer
COINS	Commercial Operations Integrated System
COMSEC	Communications Security
CONOPS	Concept of Operations

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9

CONUS	Continental United States
COR	Contracting Officer’s Representative
CRAF	Civil Reserve Air Fleet
CSS	Concurrent Servicing Supervisor
DESC	Defense Energy Support Center
DFAS	Defense Finance and Accounting Service
DISO	Defense Industrial Security Officer
DLA	Defense Logistics Agency
DO	Delivery Order
DOD	Department of Defense
DODD	DOD Directive
DODAAC	DOD Activity Address Code
DOT	Department of Transportation
DSS	Defense Security Service
DSSCO	Defense Security Service Clearance Office
DV	Distinguished Visitor
EL	Emergency Leave
EMSEC	Emissions Security
EMTF	Expeditionary Mobility Task Force (21 EMTF and 15 EMTF)
EPA	Environmental Protection Agency
ERS	Enroute Support Service
ESCAT	Emergency Security Patrol of Air Traffic
ETA	Estimated Time of Arrival
ETD	Estimated Time of Departure
ETIC	Estimated Time Aircraft Will Be In Commission
ETOPS	Extended Twin-Engine Operations
FAA	Federal Aviation Administration
FAM	Federal Air Marshall
FAP	Family Assistance Plan
FFAP	Federal Family Assistance Plan
FAR	Federal Acquisition Regulation
FAR	Federal Aviation Regulation
FCG	Foreign Clearance Guide
FLIP	Flight Information Publication
FSO	Facility Security Officer
FSSZ	Fuel Servicing Safety Zone
GACL	Guaranteed Allowable Cabin Load
GCC	GENEVA CONVENTIONS IDENTITY CARD (DD FORM 489)
GCWDE	Ground Chemical Warfare Defense Ensemble
GDSS	Global Decision Support System
GMT	Greenwich Mean Time
GPMRC	Global Patient Movement Requirements Center
HF	High Frequency
HQ	Headquarters
IATA	International Air Transportation Association

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10

IAW	In Accordance With
ICAO	International Civil Aviation Organization
ID	Identification
IFF	Identification of Friend or Foe
IFR	Instrument Flight Rules
INFOSEC	Information Security
INS	Inertial Navigation System
LOX	Liquid Oxygen
MAJCOM	Major Air Command
MCD	Medical Crew Director
MHE	Material Handling Equipment
MOBREP	Mobilization Representative
MOG	Maximum on Ground
MPM	Million Passenger Mile
MRT	Maintenance Recovery Team
MTM	Million Ton Mile
MTMC	Military Traffic Management Command (SDDC as of 1 Jan 04)
MV	Mobilization Value
NEO	Noncombatant Evacuation Operation
NEW	Net Explosive Weight
NGA	National Geospatial-Intelligence Agency
NM	Nautical Mile
NORAD	North American Aerospace Defense Command
NTSB	National Transportation Safety Board
OCONUS	Outside Continental United States
OET	Office of Emergency Transportation
OL-F	Operating Location F located at Travis AFB (West AOR)
OL-G	Operating Location G located at McGuire AFB (East AOR)
OPCON	Operational Control
OPSEC	Operations Security
PCO	Procuring Contracting Officer
PE	Patriot Express
PL	Public Law
POD	Proof of Delivery
POL	Petroleum, Oil, Lubricants
PWS	Performance Work Statement
RSPA	Research and Special Programs Administration
SAAM	Special Assignment Airlift Missions
SCR	Supervisory Contractor Representative
SDDC	Military Surface Deployment and Distribution Command (formerly MTMC)
SDS	Service Delivery Summary
SIF	Selective Identification Feature
SPINS	Special Instructions
SPR	Single Point Refueling
SSAN	Social Security Account Number

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11

TA	Team Arrangement
TAG	Technical Advisory Group
TALCE	Tanker Airlift Control Element
TCN	Transportation Control Number
TDD	Time Definite Delivery
TO	Technical Order
TSA	Transportation Security Administration
TMPRC	Theater Patient Movement Requirements Center
UN	United Nations
US	United States
USAF	United States Air Force
USCG	United States Coast Guard
USDA	United States Department of Agriculture
USDAO	United States Defense Attaché Office
USTRANSCOM	United States Transportation Command
VFR	Visual Flight Rules
WBE	Wide Body Equivalent

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12

SOLICITATION NO:  HTC711-09-R-0004

CONTRACT NO:  HTC711-09-D-5004

APPENDIX 2

REFERENCED PUBLICATIONS AND FORMS

PUBLICATIONS:

All technical manuals, regulations, and publications are available for review on the internet using the following websites:

AIR FORCE and AMC Publications:
http://www.e-publishing.af.mil

DEPARTMENT OF DEFENSE Publications:
http://www.dtic.mil/whs/directives

ARMY Publications	http://www.apd.army.mil/

NAVY Publications	http://doni.daps.dla.mil/

DFAS Publications	www.dfas.mil

DODEA Publications	http://www.dodea.edu/regs/regs_num.htm

DESC Publications	http://www.desc.dla.mil/DCM/DCMPage.asp?LinkID=DESCSFASInterimPolicy

Joint Travel Regulation	http://perdiem.hqda.pentagon.mil/perdiem/trvlregs.html

Contractors shall refer to the most recent regulations/publications. For assistance, please contact the CO.

The following publications are incorporated by reference:

Directive	Title	Date	Ref in	Mandatory or Advisory
AFH 41-114	Military Health Services System (MHSS) Matrix Table 42	MAR 1997	3.1.4.	Advisory
AFI 10-245	Antiterrorism/Force Protection (AT/FP) Standards	JUN 2002	3.1.5	Advisory
AFI 10-1001	Civil Aircraft Landing Permits	SEP 1995	3.7(1) and 4.16.4.2	Mandatory
AFI 21-101	Aircraft and Equipment Maintenance Management, Paragraph 1.8.4.	JUN 2006	4.11.2.	Mandatory
AFI 21-101, AMC Suppl 1	Aerospace Equipment Maintenance Management, Atch 11 Paragraphs 1.8.4. and 10.25	JAN 2008	E-2.b., 4.11.2.	Mandatory
*AFI 31-101	Air Force Installation Security Program (For Official Use Only) Chapter 9 - Restricted Area Access Control, paragraph 9.2.1.	MAR 2003	4.2.1.	Mandatory
AFI 31-401	Information Security Program Management	NOV 2005	4.2.1.	Mandatory
AFI 36-3026(I)	Identification Cards for Members of the Uniformed Services, their Eligible Family Members, and Other Eligible Personnel	DEC 2002	4.3.2.	Mandatory
AFMAN 23-110	USAF Supply Manual Volume II, Part 13, Chapter 8 - Equipment Management	APR 2008	3.7.	Advisory

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1

Directive	Title	Date	Ref in	Mandatory or Advisory
AFMAN 24-204(I)	Preparing Hazardous Materials for Military Air Shipments	APR 2007	1.3.13.	Advisory
AFOSHSTD 91-38	Hydrocarbon Fuels, General Chapters 1, 2, and 4	SEP 1997	3.5.3.	Advisory
AMCI 10-402	Civil Reserve Air Fleet (CRAF)	SEP 2004	4.3.5.1	Mandatory
AMCI 24-101 Volume 14 except Section A, paragraph 2.- 2.9.1, 2.14-2.14.6. Section B, paragraphs 3., 4.2-4.9, and 6, 7, 8,9, Section C, paragraph 22.9-22.9.1-22.14, 28. and 29., Section D, paragraph 27-29, Section E, paragraphs 37.4., 40.5., 40.6., 42.1. — 42.3., 43.1. and Section F, paragraphs 50, - 59., Section G paragraphs 60.-66.;	Military Airlift Passenger Service	DEC 2004	1.1.2.3.2	Mandatory

AMCI 24-101V15	Military Airlift — Baggage Service	MAR 2006	1.1.2.3.2 1.2.2	Mandatory

*AMC PAM 10-260	Civil Reserve Air Fleet (CRAF) Aircrew Chemical-Biological, Warfare Defense Procedures	MAY 2005	4.24.	Advisory

DODI 3020.41	Contractor Personnel Authorized to Accompany U.S. Armed Forces	OCT 2005	4.26.1.2	Advisory
DoD 4500.54-G	DoD Foreign Clearance Guide	Daily	Appendix 4, Para 1.0	Mandatory
DOD 5200.2-R	Personnel Security Program	JAN 1987 CH1 FEB 1990 CH2 JUL 1993 CH3 FEB 1996	4.2.3.2.1.	Mandatory
DOD 5220.22-M	National Industrial Security Program Operating Manual	FEB 2006	4.2.2. 4.2.3.	Mandatory
CFC FRAGO 09-1038	Contracting Officer’s Guide to Specific Contract requirements for Iraq/Afghanistan Theater Business Clearance	JAN 2009	4.25.1	Mandatory
DOD PGI 225.74	Contractor Personnel Authorized to Accompany U.S. Armed Forces	JUN 2006	4.25.1.2	Mandatory

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2

AR 95-2	Airspace, Airfields/Heliports, Flight Activities, Air Traffic Control, and Navigational Aids	APR 2007	4.16.4.2.	Mandatory

DFAS-IN 37-1	Finance and Accounting Policy Implementation	JUN 2004	3.7.	Mandatory

DODEA Regulation 1342.13	Eligibility Requirements for Education of Elementary and Secondary School-Age Dependents in Overseas Areas	SEP 2006 CH 2 FEB 2008	3.6.1.	Advisory

*NORAD Instruction 10-41(S)	Wartime Safe Passage of Friendly Military Aircraft	JAN 2004	Appendix 5, 5.5.3.	Mandatory

DESC Policy # I-3	Fuel Purchase Agreement Procedures	AUG 08	3.4.1	Mandatory
DESC Policy # I-7	Cash Sales Procedures for Defense Working Capital Fund (DWCF) Owned Fuel	AUG 08	3.4.1	Mandatory

JTR	Joint Travel Regulations (JTR) Department of Defense (DoD), Volume 2, Civilian Personnel	Monthly	Solicitation B-3b	Advisory

Directive	Title	Date	Ref in	Mandatory or Advisory

*TO 00-25-172	Ground Servicing of Aircraft and Static Grounding/Bonding with Change 12	JUL 2002 FEB 2008	3.5.3.	Mandatory
*TO 00-25-172 CL-1	Checklist — Concurrent Servicing of Commercial Contract Cargo and Passenger Aircraft with Change 9	NOV 2003	3.5.3.	Mandatory
*TO 00-25-172 CL-2	Checklist — Concurrent Servicing of Commercial Cargo Contract Aircraft with Change 2	NOV 1989 CH 2 MAR 1995	3.5.3.	Mandatory
*TO 00-25-172 CL-2S-1	Checklist of Concurrent Servicing of Commercial Contract Airlift	JUL 2004	3.5.3	Mandatory
*T.O. 36M-1-141	Operating Instruction 463L Material Handling Equipment System	JUN 2000	1.3.18	Mandatory

* May not be available on a website. Please contact the ACO for assistance in obtaining the information

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3

Forms:

Form Number	Title	Date	Referenced in
AF 310	Document Receipt and Destruction Certificate	NOV 1995	Section 4, 4.2.8.3.1
AF 4080	Load/Sequence Breakdown Worksheet	MAY 2002	Section 3, 3.1.2.

AMC 140	Space Available Travel Request	AUG 2002	Section 1, 1.1.2.3.2.15.2
AMC 305	Receipt for Transfer of Cash and Vouchers	MAY 2002	Section 1, 1.1.2.3.2.20

DD 139	Pay Adjustment Authorization	MAY 1953	Section 1, 1.1.2.3.2.21
DD 254	DOD Contract Security Classification Specification	DEC 1999	Section 4, 4.2.1.
DD 489	Geneva Conventions Identity Card for Civilians Who Accompany the Armed Forces	JUL 1974	Section 4, 4.3.2.; 4.3.5.; 4.3.5.2; 4.3.6.; Appendix 3, 8.0
DD 1907	Signature and Tally Record	NOV 2006	1.3.12.
DD 2400	Civil Aircraft Certificate of Insurance	JAN 2008	Appendix 3, 15.0.
DD 2401	Civil Aircraft Landing Permit	JAN 2008	4.16.3., 4.16.3.1., 4.16.4, Appendix 3, 14.0.
DD 2402	Civil Aircraft Hold Harmless Agreement	JAN 2008	Appendix 3, 14.0.

SF 153	COMSEC Material Report	SEP 1988	4.2.5, 4.2.8.3.1.
CRAF Office Form 1297	Government Furnished Equipment	JAN 2009	Section 4, 4.2.5

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4

SOLICITATION NO:  HTC711-09-R-0004

CONTRACT NO:  HTC711-09-D-5004

APPENDIX 3

REQUIRED REPORTS

1.0. GENERAL: The following reports are required in the performance of this PWS.

2.0. LIST OF AIRCRAFT: The contractor shall submit with their offer a List of Aircraft being offered to the CRAF. The contractor shall identify aircraft by type, FAA Aircraft Registration (tail) Number, and indicate whether the aircraft is owned (O) or leased (L) as outlined in sample Appendix 3A. If at any time during the period of performance of this contract, a change to the List of Aircraft is required, contractor shall submit the changed information to USTRANSCOM/TCAQ-C.

2.1. ALL OPERATIONS: In the event a flight containing SECRET or CONFIDENTIAL material is delayed, interrupted or terminated at an unscheduled point, immediate notice to that effect shall be given to the ACO. Prompt and strict compliance with instructions received as pertains to the security of the SECRET or CONFIDENTIAL material shall be maintained. To determine the security clearance of CRAF personnel, call the FSO. If unsuccessful, then contact the Defense Security Service Clearance Office (DSSCO) at 1-888-282-7682, Option 6 or DSN 850-2265.

3.0. NOTICE OF ACCIDENTS — DOD MISSIONS: When a contractor’s aircraft is involved in an accident or incident in support of a DOD mission, as defined in 49 CFR, Part 830, the contractor shall transmit the following information by the most expeditious means available, to the 618 TACC Emergency Action Cell at Scott AFB, Illinois, telephone (618) 229-0360. On the next business day, notification shall also be made to the ACO, via facsimile letter to (618) 256-2804, or by e-mail.

(1)   Contractor and trip number.

(2)   Aircraft type and number.

(3)   Date and time of the accident.

(4)   Last point of departure and point of intended landing of the aircraft.

(5)   Nature of the accident and the extent of damage to the aircraft so far as is known.

(6)   Total number of crewmembers and passengers on board.

(7)   Number of injured and fatalities aboard the aircraft.

(8)   Condition of baggage or Government-owned material, if any, on board.

3.1. AVIATION DISASTER FAMILY ASSISTANCE ACT (ADFAA) IMPLEMENTATION: The purpose of this paragraph is to provide the framework to be followed in implementing the family notification provisions of the ADFAA in the event of an accident involving a contractor aircraft performing an AMC mission. It is designed to permit the integration of the contractor’s response under its family assistance plan (FAP) required by 49 U.S.C. 41113 or 41313, with DOD’s response to ensure seamless and effective implementation of the goals of the ADFAA and the contractor’s responsibilities as described in the ADFAA and Federal Family Assistance Plan (FFAP) published by the National Transportation Safety Board (NTSB) in 1999.

3.1.1. This applies to any accident resulting in serious injury or death to a DOD sponsored passenger on board a contractor aircraft performing an AMC mission.

3.1.2. The ADFAA implementation requirement is intended to complement a contractor’s FAP. Contractors will provide a current copy of their approved FAP to USTRANSCOM upon request. The FAP will be treated as proprietary information by DOD and handled accordingly.

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1

3.1.3. In accordance with the paragraphs outlined above, the general concept of operations in the event of an accident involving an AMC mission is as follows:

3.1.3.1. DOD, including entities acting on behalf of DOD, will solicit emergency POC information from passengers boarding AMC charter flights and maintain the information collected in a readily retrievable form.

3.1.3.2. Upon notification of a mishap, the Accident Carrier will immediately establish contact with the Casualty Affairs Offices (CAOs) of the Military Services using contact information provided below for this purpose, or by other means. The purpose in establishing such contact is to coordinate and facilitate family notifications and follow-on support activities with the CAOs.

U.S. Army Casualty Affairs:	(800) 626-3317

U.S. Air Force Casualty Affairs:	(800) 433-0048

U.S. Marine Corps Casualty Affairs:	(800) 847-1597

U.S. Navy Casualty Affairs:	(800) 368-3202

3.1.3.3. In the event of a mishap, 618 TACC will provide the passenger manifest, including any emergency POC information collected, to the Accident Carrier. The manifest will be provided as soon as is practicable after accident notification, consistent with the goals and requirements of the ADFAA. Upon receipt of the passenger manifest, the Accident Carrier shall initiate the family member notification processes outlined in its FAP using the emergency POC information provided.

3.1.3.4. The Accident Carrier will activate its established response plan and maintain contact with 618 TACC. The Accident Carrier will provide, as necessary, 618 TACC with updated information relating to the mishap, status of the passengers, and the accident flight.

4.0. NOTICE OF ACCIDENTS — ALL CARRIER OPERATIONS: When a contractor’s aircraft is involved in any accident, DOD or otherwise, the contractor shall transmit the information in paragraph 3.0 above to HQ AMC/A3B, Scott AFB IL (618) 229-4801. Incidents are reportable to HQ AMC/A3B only when they occur on a DOD charter. Accident and incident information should be provided on the next business day by the most expeditious means available. Accidents and incidents are defined in 49 CFR, Part 830.

5.0. AIRCRAFT MEDICAL INCIDENTS: Report all aircraft medical incidents in flight, or while AMC passengers are under the control of the pilot in command, to the first available COR or CA, at the next enroute station for in flight incidents, or the station where the incident occurs.

6.0. DOD CASUALTIES: In cases where a death occurs on a contractor’s aircraft, the following information shall be furnished via telephone to the phone numbers listed below: Name, Social Security Account Number (SSAN), and component of service identified as Army-USA, Air Force-USAF, Navy-USN, Marine Corps-USMC, Coast Guard-USCG. The following is a list of phone numbers for service casualty offices:

US Army: (800) 626-3317	US Air Force: (800) 433-0048
US Marine Corps: (800) 847-1597	US Navy: (800) 368-3202

Coast Guard (USCG):	Atlantic Area Operations Center: (757) 398-6390 (accidents east of the Mississippi)
Pacific Area Operations Center: (510) 437-3701 (accidents west of the Mississippi)

A faxed informational copy shall be provided to USTRANSCOM/TCAQ-C (fax no. (618) 256-2804), HQ AMC/A4T (fax no. (618) 256-6476) and 618 TACC/XOG, (fax no. (618) 229-1978) or Emergency Action Cell (fax no. (618) 229-0153).

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2

7.0. MILEAGE REPORT PROCEDURES:

7.1. REPORT SUBMISSION: Contractors shall submit monthly round-trip and one-way trip mileage and associated financial data to USTRANSCOM/TCAQ-C, 508 Scott Dr., Scott AFB IL 62225. Reporting period shall include the first day through the last day of each month and shall be submitted monthly within 60 days after the end of the reporting period. Completed mileage reports will be submitted at the same time the Monthly Fuel Report is submitted. See para 16.0, Fuel Adjustment Procedures, below. Negative reports are required when no flying was performed.

7.2. INSTRUCTIONS: One-way and round trip worksheets are used for the monthly reporting of statistical data. Both of these reports become an integral part of the statistical base used during the rate review process. Sample mileage report formats are provided as Appendix 3B-1 and Appendix 3B-2. The report formats in Excel will be provided electronically to each contractor.

•      At the top of each worksheet, enter carrier name, type aircraft, entity, type of service (pax or cgo), aircraft days, available cabin load (ACL), and month and year. A separate schedule should be completed for each different geographic reporting entity (ATL or PAC), type of service (pax or cgo), and aircraft type (B-747, DC-10). Also, report each AMC mission flown, listing the mission data line-by-line, in chronological order to the day of the month operated. If additional space is required for a mission, utilize a second line. Segregate missions by geographical entities to correspond to your Form 41 reports.

•      The following guidelines should cover 95 percent of all AMC missions flown. When miles and hours are assigned to AMC in the one-way and round-trip worksheets, the gallons should be assigned to AMC in the fuel report so all information tracks. Other situations not covered by the following will be considered and should be brought to the attention of the USTRANSCOM analyst for review.

•      AMC Mission Number. The mission number can be identified as a 6 or 7 position number. The mission number is identified on the finalized Delivery Order B-page, i.e., BBAF1N2 or AAM0193.

•      AMC Mission Route as Flown. Insert the station codes for the points actually transited on an AMC mission. Show only these stations beginning with the first point from which the AMC live operation actually began (the initial on-load point) continuing throughout the intervening stations to the AMC terminating station where the live AMC mission ends (final AMC off-load point). Identify all departures, and place operational stops, which are made for carrier crew change, fueling, etc, with an asterisk. Identify stations using four letter ICAO codes.

•      AMC Revenue Miles and Hours. There are five categories of miles considered revenue data and this data is used in allocating cost during the rate review.

AMC Revenue Miles & Hours
Round - Trip		One-Way
Live	Paid Ferry	Live	Empty Backhaul/Fronthaul	Paid Ferry
I	ii	iii	iv	v

(i) Report the round-trip miles and hours flown from initial on-load to final off-load point which correlate to the AMC paid mission miles.

(ii) There are two kinds of paid ferry associated with AMC round-trips that should be reported as revenue statistics:

a. Paid ferry to position an aircraft for an AMC mission. In the case of a ferry where the carrier is paid to position an aircraft for an AMC round-trip mission, report the ferry miles and hours flown correlating to the paid ferry miles.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3

b. Paid ferry at the conclusion of a round-trip to pay for miles from terminating station back to originating station (commonly known as an “Open Jaw” trip). In the case of a ferry where the carrier is paid for the miles between terminating and originating stations, report the miles and hours flown which most closely parallel the paid ferry mile to close the “Open Jaw”. Remember this ferry is at the conclusion of a round-trip.

(iii) Report the one-way live miles and hours flown from initial on-load to final off-load point which correlate to the paid mission miles.

(iv) For the empty backhaul of outbound one-way missions (flight originating in CONUS and Hawaii) report miles and hours flown for the two legs immediately after the one-way mission. For inbound one-way missions (flights terminating in the CONUS and Hawaii) report miles and hours flown for two legs immediately before the one-way mission. How did the aircraft position to a foreign location for an inbound mission to the CONUS? Did it fly empty? Was it in commercial service? The number of leg segments of empty backhaul/fronthaul should logically correspond to the live one-way leg segments. It is possible for a one-way mission to Kuwait to have three empty backhaul legs.

(v) For paid ferry miles on one-way trips, report those miles and hours flown which are associated with the ferry paid.

•      Paid Miles. Enter the Great Circle miles for which you were paid on the live mission. Also enter the origin and destination stations for ferry as contracted and the number of Great Circle ferry miles paid between origin and destination.

•      Carrier Revenue Miles Flown. Enter the revenue flown miles corresponding to paid miles. On the one-way worksheet, also report the empty reverse segment flown miles. On both worksheets, report actual flown ferry associated with paid ferry.

•      Carrier Revenue Hours Flown. Enter the revenue hours it took to fly the actual live and ferry miles flown.

•      Commercial Reverse Segment. On the one-way worksheet, enter the origin and destination station codes and the Great Circle miles flown in commercial service for the reverse segment (fronthaul/backhaul) to the one-way AMC mission.

8.0. GENEVA CONVENTION ID CARD ANNUAL SUMMARY REPORT: Contractor shall submit an annual report of accountability of DD Forms 489, Geneva Convention Identity Card, to HQ AMC/A3BC, 402 Scott Dr., Unit 3A1, Scott AFB IL 62225-5302. Reports shall be submitted in accordance with instructions provided in paragraph 4.3.5. Accountability of Forms. Reports will be submitted during the month of January each year and will consist of a Geneva Conventions Card Status Summary Report, a sample of which can be found at Appendix 3E, and a spreadsheet (Microsoft Excel or a compatible product) in card number sequence that includes at a minimum the following data elements for each individual card: Card number, current status, name (if issued), date issued/voided, date lost/stolen/destroyed, circumstances behind lost/stolen cards. A template spreadsheet is available from HQ AMC/A3BC.

9.0. CONTRACTOR’S AIRCRAFT STATUS REPORT: When a change in the status of CRAF allocated aircraft occurs, contractors shall report the information to USTRANSCOM/TCAQ-C, the DOT/Research and Special Programs Administration (RSPA), and Office of Emergency Transportation (DOT/OET). Additionally, provide one copy of legal documents described in the clause entitled “LEGAL DOCUMENTS”, located in Section H, to USTRANSCOM/TCAQ-C and USTRANSCOM/JA. The report shall be submitted when a CRAF-allocated aircraft is:

(1) Destroyed or suffers damage which removes it from service for more than 72 hours;

(2) Sold or leased, to include the identity of the transferee, date and place of the transfer, and the terms and conditions of the transfer;

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4

(3) Registered under a different number or removed from US registration; or

(4) Otherwise unable to satisfy its CRAF commitment (e.g. seizure by a foreign Government, loss of operating certificate).

10.0. HAZARD REPORTING: Contractor representatives shall report any condition involving cargo that constitutes a hazard to operations to the contractor and airport safety personnel. This report should contain the following information: location; date and time (GMT); nomenclature of cargo (proper shipping name of hazardous cargo); shipper’s organization/unit and name of cargo representative; destination of cargo; TCN or bumper/increment number; facts and circumstances. Refer to paragraph 1.3.13., Transporting Hazardous Cargo.

11.0. AEROMEDICAL EVACUATION ELECTRICAL CONNECTOR DATA: The contractor shall provide a copy of the electrical connector data required to HQ AMC/A3BC, 402 Scott Dr., Unit 3A1, Scott AFB IL 62225-5302. Reference Section 1, paragraph 1.5.2., Aeromedical Data; 1.5.2.1., Work Order Information; and Appendix 5, paragraph 6.0 Aeromedical Evacuation.

12.0. SPOTLIGHTING AND HOSTILE EVENT REPORTS: Timely threat reporting is essential to safe aircraft operations. In the event a contractor operating an AMC mission is illuminated or “spotlighted”, or is fired upon in the air or on the ground, the crew shall note the date, time, and approximate area from which the event originated. All incidents, including any hostile action (potential or realized) directed at the aircraft, shall be reported immediately to the cognizant air traffic control agency. Additionally, upon landing, at the first airfield or airbase with a US military presence, the crew shall notify the base operations center of the occurrence. The contractor shall also notify AMC immediately of any information relating a threat to AMC or AMC-contracted commercial aircraft, or of any attempts to elicit information from the crew about their mission or cargo. When reporting the incident to AMC, the crew will contact, via either email or phone, the Tanker Airlift Control Center (618 TACC) at 618-229-0399 or tacc-xoz@scott.af.mil and HQ AMCSenior Intelligence Duty Officer (SIDO) at 618-229-4781 or amc-ais-a202@scott.af.mil. The contractor shall also report any incidents to USTRANSCOM/TCAQ-C during the next business day at 618-229-3771 or email your Administrative Contracting Officer (ACO) @ustranscom.mil.

13.0. AEROMEDICAL EVACUATION CONFIGURATION CONTROL: Configuration drawings of all variations and tail number associated with the variation of aircraft formally committed to the AE role shall be provided to the AESS installation contractor annually, within three months after the start of this contract and as changes occur thereafter during the life of the contract. This information shall also be provided to HQ AMC/A3BC. The contractor shall provide a representative name, office and telephone number to the AESS installation contractor annually or whenever a change in personnel occurs. This representative shall be responsible for maintaining and coordinating the AESS drawings with the contractor responsible for installation of the AE shipments. Reference Section 1, paragraph 1.5.2., Aeromedical Data; 1.5.2.1, Work Order Information; and Appendix 5, paragraph 6.0 Aeromedical Evacuation.

14.0. CIVIL AIRCRAFT LANDING PERMIT: Upon contract award, contractor shall submit DD Form 2400  (Civil Aircraft Certification of Insurance), DD Form 2401 (Civil Aircraft Landing Permit), and DD Form 2402 (Civil Aircraft Hold Harmless Agreement). Refer to paragraph 4.16.3.1. Landing Permits.

15.0. PASSENGER CARE CONTINGENCY PLAN: All passenger contractors receiving fixed channel awards shall provide a passenger Care Contingency Plan with specific details including contractor representative’s name, contracted hotels, restaurants, and transportation arrangements established for use during delays at all channel stops. This plan shall be submitted to the ACO at least 30 days prior to the start of a channel operation. If the award date of the contract prohibits a contractor from submitting their plan at least 30 days prior to the start of a channel operation, the contractor shall submit their plan 7 days after award. Any changes after approval shall be submitted to the ACO within 10 days of making such change.

NOTE: If at anytime during the contract period, a contractor is awarded subsequent expansion trips scheduled by the 618 TACC/XOG Channel Shop, they are required to submit written contingency plans for all associated stops.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5

16.0. FUEL ADJUSTMENT PROCEDURES:

16.1. REPORT SUBMISSION: Contractors flying AMC missions shall submit a monthly fuel report to USTRANSCOM/TCAQ-C, 508 Scott Dr., Scott AFB IL 62225. Reporting period shall include the first day through the last day of each month, and the report shall be submitted no earlier than and no later than 60 days after the end of the month. Note: Reports received earlier than 60 days after the end of the reporting month will be held in suspense until the 60 day point has arrived. A sample Monthly Fuel Report Form is provided as Appendix 3B. The report summary format in Excel will be provided electronically to each contractor. Completed mileage reports will be submitted at the same time the Monthly Fuel Reports are submitted. See paragraph 7.0, Mileage Report Procedures, above. The Monthly Fuel Report Summary is a “stand alone” requirement. Contractors are also required to provide the S1, USTRANSCOM Round-Trip Service Worksheet (see example at Appendix 3B-2) and S2, USTRANSCOM One-Way Service Worksheet (see example at appendix 3B-1) reports separately to USTRANSCOM/AQ.

16.2. INSTRUCTIONS: Contractors are to complete the necessary header information on the Monthly Fuel Report Summary to include the contract number, aircraft type, month, etc. For items 1 through 3, contractors are to input the following information into the Excel spreadsheet:

•    Item 1 - Complete the round trip, one-way, empty reverse miles (see paragraph 16.2.1., below) and paid ferry.

•    Item 2 - Input the fuel burn rate for the aircraft type as provided by USTRANSCOM/AQ.

•    Item 3 – Input the gallons and cost for each of the two categories, commercial and military fuel. There is no need to input the average Cost/Gallon. The formulas embedded in the report summary format will make those calculations and input the information into appropriate cells.

•    Once the items listed above are input into the excel spreadsheet, the total adjustment due will be calculated.

•    This one-page document must be accurately completed and signed by a person authorized to negotiate for and bind the company. All fuel report information is considered certified and auditable.

•    Once submitted, the assigned CA will review the report summary, and the information will be compared to payment data generated from AMC’s Commercial Operations Integrated System (COINS). When requested, a contractor shall provide the necessary backup documentation on missions/miles flown, cost of fuel, etc.

•    When the monthly report summary has been finalized and signed by a CO, the signed copy will be faxed to the contractor. Contractors will then be authorized to invoice DFAS for the adjustment.

•    Periodically, USTRANSCOM/TCAQ-C will conduct a Monthly Fuel Report Review according to the reports submitted. When requested, contractors shall submit the requested documentation to support this review.

16.2.1. INSTRUCTIONS FOR EMPTY REVERSE SEGMENTS: The following guidelines will be followed when reporting empty reverse segments to one-way missions:

•    Contractor must first determine if the one-way mission is an outbound mission or an inbound mission.

•    If it is an outbound mission, the contractor reports the necessary backhaul legs (single, multiple, or combination of empty and commercial). Empty backhaul legs are reported on the Monthly Fuel Report Summary and the USTRANSCOM One-Way Service S-2 Worksheet, while commercial backhaul legs are reported on USTRANSCOM One-Way Service Worksheet only, since contractors do not receive fuel reimbursement on commercial miles.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6

•    If it is an inbound mission, contractor reports the necessary front haul legs (single, multiple, or combination of empty and commercial). Empty front haul legs are reported on the Monthly Fuel Report Summary and the USTRANSCOM One-Way Service S-2 Worksheet, while commercial front haul legs are reported on USTRANSCOM One-Way Service S-2 Worksheet only, since contractors do not receive fuel reimbursement on commercial miles.

17.0. ACCOUNTABILITY OF GOVERNMENT PROVIDED COMSEC AND EQUIPMENT:

17.1. COMSEC (SF 153): Government provided Communication Security (COMSEC) Equipment will be inventoried on an annual basis. The FSO will provide an annual inventory of all COMSEC by 31 January or at the request of AMC/A3BC, whichever is sooner. The COMSEC inventory (i.e., KOV-14 card) will be documented and signed by the FSO using the Standard Form 153, COMSEC Material Report, which will be provided by the COMSEC Secure Voice Responsibility Officer at AMC/A3BC. (See sample at Appendix 3F.)

17.2. GOVERNMENT FURNISHED EQUIPMENT (CRAF OFFICE FORM 1297): Government Furnished Equipment (GFE) will also be inventoried on an annual basis. The FSO will provide an annual inventory of all GFE by 31 January or at the request of AMC/A3BC, whichever is sooner. The GFE inventory (i.e., STE phone and secure fax) will be documented and signed by the FSO using the CRAF Office Form 1297, Government Furnished Equipment, which will be provided by the COMSEC Secure Voice Responsibility Officer at AMC/A3BC. (See sample at Appendix 3G.)

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

7

SAMPLE REPORTS

APPENDIX 3A	LIST OF AIRCRAFT

APPENDIX 3A-1	LIST OF AIRCRAFT SUPPORTING
USE OF ANOTHER CARRIERS MVPS

APPENDIX 3B	MONTHLY FUEL REPORT SUMMARY

APPENDIX 3B-1	ONE-WAY MILEAGE REPORT

APPENDIX 3B-2	ROUND-TRIP MILEAGE REPORT

APPENDIX 3C	INTERCOMPANY ROUTE SUPPORT REQUEST AND AUTHORIZATION

APPENDIX 3D	REVENUE ROUTE SUPPORT AND AUTHORIZATION

APPENDIX 3E	GENEVA CONVENTIONS CARD SUMMARY REPORT

APPENDIX 3F	SF 153, COMSEC MATERIAL REPORT

APPENDIX 3G	CRAF OFFICE FORM 1297, GOVERNMENT FURNISHED EQUIPMENT

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8

APPENDIX 3A

LIST OF AIRCRAFT

CARRIER:

TYPE A/C	PAX/FRT	REG #	OWN/LEASE	STAGE I	STAGE II	STAGE III

NOTE: STAGE I, II, and III columns to be completed by AMC.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9

APPENDIX 3A-1

LIST OF AIRCRAFT SUPPORTING

USE OF ANOTHER CARRIER’S MVPs

The following aircraft are identified as having been committed to the CRAF Program.

TYPE A/C	SERIAL #	NUMBER OF MVPs

*Identify the carrier who transferred the MVPs. If more than one carrier has authorized use of MVPs, identify each separately.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10

APPENDIX 3B

MONTHLY FUEL REPORT SUMMARY

DATE:	MONTH:
CARRIER:	ACFT TYPE:
CONTRACT:	TYPE OPS:

1. The following amounts are certified:

Round Trip Pay Miles:

One Way Pay Miles:

Total Live Miles:

Flown Empty Reverse Segment:

Paid/Actual Flown Ferry (Whichever is Less):

TOTAL FUEL MILES:

2. Proposed fuel adjustment:

Total Fuel Miles:

Fuel Burn Rate:

Price valiance:

FUEL ADJUSTMENT:

3. Fuel summary information:

Avg Cost /
	Gallons	Cost	Gallon

Total Commercial fuel:
Total military fuel:
Total fuel purchased:

Carrier Certification

Must be signed by a person authorized to legally bind company	Date

BY SIGNING THIS FORM, YOU ARE CERTIFYING AS TO THE ACCURACY OF ALL INFORMATION AND AGREE TO KEEP BACKUP RECORDS FOR A PERIOD OF 5 YEARS. THIS INFORMATION IS SUBJECT TO AUDITS.

Contracting Officer Signature	Date

SAMPLE

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11

APPENDIX 3B-1

ONE-WAY MILEAGE REPORT

AMC ONE-WAY SERVICE

Carrier	Aircraft
Entity	Pax/Cgo
Aircraft Days	ACL
Month

ITINERARY
			AMC				CARRIER REVENUE DATA							COMMERCIAL
			Mission as	AMC CONTRACTED MILES			SEGMENT							BACKHAUL
			Flown *1		PAID	PAID	LIVE	LIVE				ACTUAL	ACTUAL
	MISSION	TAIL	Identify all	PAID *2	FERRY	FERRY	REV	REV				FERRY	FERRY
DAY	NO.	NO.	Departures	MILES	MILES	FROM-TO	MILES	HOURS	FROM-TO	MILES	HOURS	MILES	HOURS	FROM-TO	MILES

			TOTALS	—	—		—	0.00		—	0.00	—	0.00

NOTE:	*1 Identify all departures. Place all operational stops in parentheses.
*2 Paid miles should agree with service order miles.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12

APPENDIX 3B-2

ROUND-TRIP MILEAGE REPORT

AMC ROUND-TRIP SERVICE

Carrier	Aircraft
Entity	Pax/Cgo
Aircraft Days	ACL
Month

				AMC CONTRACTED MILES			CARRIER REVENUE DATA
			ITINERARY		PAID	PAID	LIVE	LIVE	ACTUAL	ACTUAL
	MISSION	A/C TAIL	AMC Mission as Flown *1	PAID *2	FERRY	FERRY	REV	REV	FERRY	FERRY
DAY	NO.	NO.	Identify all Departures	MILES	MILES	FROM-TO	MILES	HOURS	MILES	HOURS

			TOTALS	—	—		—	0.00	—	0.00

NOTE:	*1 Identify all departures. Place all operational stops in parentheses.
*2 Paid miles should agree with service order miles.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

13

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

SAMPLE APPENDIX 3C

INTERCOMPANY ROUTE SUPPORT REQUEST

AND

AUTHORIZATION FORMAT

Date:

SUBJECT: Intercompany Route Support Request and Authorization

TO:	ACO or delegated representative
Contractor Furnishing Route Support
ACO or delegated representative
IN TURN

1. Route support is requested for the below listed passengers, cargo, or both, to be moved from                                    to                           (Authority: Contract HTC711-    -D-        ).

2. The requested passenger/cargo space is desired and can be justified as follows:

3. Request route support be permitted to move on (name of airlift contractor) aircraft on or about                        at no expense to the Government in excess ACL space or ACL space not otherwise being utilized by the Government. Approval is also requested to on-load/off-load this route support at Air Force bases on any ferry segment of a one-way mission. The approval indicated below is in no way directive upon you and any transportation furnished subject contractor will therefore be considered a voluntary act on the part of your company.

Contractor Representative
Requesting Route Support

Approved:

ACO or delegated representative

Copies to: Requesting Contractor Furnishing Contractor *USTRANSCOM/TCAQ-C ** Contract Administrator

* When delegation of authority is to CA
** When delegation of authority is to

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

14

SAMPLE

APPENDIX 3D

REVENUE ROUTE SUPPORT REQUEST AND AUTHORIZATION FORMAT

Date:

SUBJECT: Revenue Route Support Request and Authorization

TO:	ACO or delegated representative
of Air Base

1. Revenue route support is requested for the below listed passengers and/or cargo to be moved from                                      to                                          on or about                              (Authority: Contract HTC711-    -D-        ).

2. The requested passenger/cargo space can be justified as follows:

3. Billing for transportation furnished will be made to the contractor at the address listed below on a special account-handling basis:

(Billing Address)

Contractor Representative

Approved:

ACO or delegated representative

Copies to: Requesting Contractor *HQ AMC/FMF *USTRANSCOM/TCAQ-C ** Contract Administrator

*	When delegation of authority is to CA.
**	When delegation of authority is to.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

15

APPENDIX 3E

SAMPLE

GENEVA CONVENTIONS CARD SUMMARY REPORT

[INSERT COMPANY LETTERHEAD]

Date

HQ AMC/A3BC

402 Scott Drive, Unit 3A1

Scott AFB IL 62225-5032

SUBJECT: 2009 Annual Geneva Convention Card Report

[Company Name] completed its annual Geneva Convention Card (GCC) inventory on (date). Details of the inventory are listed below:

Total number of GCCs issued to [Company Name]:
Lost or missing completed (filled out) GCCs:
(Associated reports sent to [name of person at AMC and date])
Lost or missing blank GCCs:
Note: Attach report detailing serial number(s) and corrective action.
Total GCCs destroyed/voided due to errors, departure from company, etc.:
Number of GCCs issued to employees (still active):
Number of GCCs assigned to employees kept by MOBREP:
Number of blank GCCs kept by MOBREP:
Total GCCs in active inventory:
Number of additional GCCs requested:

[List any details pertinent to your GCC inventory]

Please contact [name, phone number] if you have any questions or concerns about this reports.

Sincerely,

[Signature Block]

Attachment

Serial Number Spreadsheet

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

16

APPENDIX 3F

SAMPLE

SF 153 - COMSEC MATERIAL REPORT

(used to inventory communications security

equipment

COMSEC
MATERIAL REPORT	This form is FOR OFFICIAL USE ONLY unless otherwise stamped.

1. (X one)
☐ TRANSFER	☐ INVENTORY	☐ DESTRUCTION			☐ HAND RECEIPT	☐ OTHER (Specify)
2.		ACCT. NO.			3. DATE OF REPORT	4. OUTGOING NUMBER
(Year, Month, Day)

FROM					5. DATE OF TRANSACTION	6. INCOMING NUMBER
ACCT. NO: AMC 30					(Year, Month, Day)
HQ AMC/A3BC
402 SCOTT DRIVE, UNIT 3AI
SCOTT AFB, IL 62225-5302

7.		ACCT. NO.		8. ACCOUNTING LEGEND CODES*
TO				1 - Accountable by serial number.
ACCT. NO.:				2 - Accountable by quantity.
AIRLINE NAME ATTN: (Point of Contact) ADDRESS				3 - Initial receipt required, locally accountable by serial number thereafter, local accounting records must be maintained for a minimum of 90 days after supersession.
CITY, STATE, ZIP CODE				4 - Initial receipt required, may be controlled in accordance with Service/ Agency directives.

9.		10.	11. ACCOUNTING NUMBERS		12.*	13.
SHORT TITLE/DESIGNATOR - EDITION		QUANTITY	BEGINNING	ENDING	ALC	REMARKS
1 KOV-14 KEY		1	N/A	Serial No.	1	CRAF EQUIPMENT
2 Continue listing all KOV-14 keys, as applicable
3 ///////////// NOTHING FOLLOWS ///////////////////////////		/////////	//////////////////	//////////////////	/	//////////////////
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

14. THE MATERIAL HEREON HAS BEEN (X one)		RECEIVED	INVENTORIED	DESTROYED
15. AUTHORIZED RECIPIENT			16. (X one)	WITNESS		OTHER (Specify)
a. Signature		b. Grade	a. Signature			b. Grade
N/A
c. Typed or Stamped Name		d. Service	c. Typed or Stamped Name			d. Service
Contractor POC Name (FIRST, MI, LAST), sign above		CONTR	(HQ AMC/A3BC POC name here & will sign above)			DOD
17. FOR DEPARTMENT OR AGENCY USE

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Page 1 of 1 Pages

17

APPENDIX 3G

SAMPLE

CRAF OFFICE FORM 1297 — GOVERNMENT FURNISHED EQUIPMENT
(used to inventory government furnished equipment)

GOVERNMENT FURNISHED EQUIPMENT	This form is for OFFICIAL USE ONLY unless otherwise stamped

1.	(X one)
	☐ Transfer	☐ Inventory	☐ Destruction	☐ Hand Receipt		☐ Other (Specify)

2.	FROM:		3. Date of Report	4. Outgoing Number
ORG/SHOP CODE: 350 QC
HQ AMC/A3BC
	402 SCOTT DRIVE, UNIT 3A1		5. Date of Transaction	6. Incoming Number
SCOTT AFB IL 62221-5302
8. Accountable Legend Codes
7.	TO:		1. Accountable by serial number
	ACCT. NO.:		2. Accountable by quantity
	AIRLINE ATTN: (Point of Contact)		3. Initial receipt required, locally accountable by serial number thereafter, local accounting records must be maintained for a minmum of 90 days after supersession.
	ADDRESS		4. Initial receipt required, may be controlled in accordance with Service/Agency directives
CITY, STATE, ZIP CODE

	9. Short Title/Designator-Edition	10. Quantity	11. Accounting Numbers		12.	13. Remarks
			Beginning	Ending	ALC
1	STE PHONE	1	N/A	serial number		CRAF EQUIPMENT
2	RIOCH SFX3900 M SECURE FAX	1	N/A	serial number		CRAF EQUIPMENT
3	additional entries for STE phone	1	N/A	serial number		CRAF EQUIPMENT
4	as necessary
5	additional entries for secure fax	1	N/A	serial number		CRAF EQUIPMENT
6	as necessary
7	///////////// NOTHING FOLLOWS /////////	//////////////////	//////////////////	//////////////////	//////////	//////////////////////////////////////////////////////////
8
9
10
11
12
13
14
15
16
17
18
19
20

	14. This material heron has been (X one)		Received	Inventoried	Destroyed
	15. Authorized Recipient			16. (X one)	Witness	Other (specify)

	a. Signature:		N/A	a. Signature:		b. Grade:
	Airline POC name here (FIRST MI LAST) & will sign above		CONTR	CRAF Office POC name here (FIRST MI LAST) & will sign above		DOD
17. For department or agency use.

Upon receipt of this hand receipt, enter a date in block 5 and enter a signature in block 15a. You may eithe rscan and send via e-mail or fax to 618-256-6088. Thank you.

	This form is for OFFICIAL USE ONLY unless otherwise stamped		CRAF OFFICE FORM 1297, 1-09

ORIGINAL

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Page 1 of 1 Pages

18

SOLICITATION NO: HTC711-09-R-0004

CONTRACT NO: HTC711-09-D-5004

APPENDIX 4

DIPLOMATIC CLEARANCE GUIDANCE

1.0. DIRECTIVES: International Flight Information Manual (IFIM) outlines appropriate civil aviation responsibilities and points of contacts for diplomatic clearance via civilian channels when contractors must obtain their own clearances. The authority for diplomatic clearances is the DOD Foreign Clearance Guide (FCG), DoD 4500.54-G, https://www.fcg.pentagon.mil. Contractors shall adhere to the guidelines as outlined in this appendix when operating AMC missions that require diplomatic clearances and shall consult the DOD Foreign Clearance Guide for specific US Defense Attaché Office (USDAO) requirements or country restrictions to supplement IFIM requirements. Contractors can obtain a user name and password for access to the on-line FCG by contacting A5/XP by e-mail at fcg@pentagon.af.mil or by calling (703) 614-0130.

2.0. GENERAL: Contractors do not acquire the formal status of state aircraft unless the particular aircraft is specifically designated as such by the US Government. As a matter of policy, it is the practice not to formally designate such aircraft as state aircraft. Commercial aircraft operating USTRANSCOM contract airlift missions are unscheduled civil aircraft. Such aircraft, when the entire capacity of which has been reserved for the exclusive use of US Military authorities and is being “used in military services” within the meaning of Article 3 of the 1944 Convention International Civil Aviation (Chicago Convention), are eligible for designation as state aircraft. Although many Status of Forces and Base Rights Agreements, to which the US is a party, grant DOD contract aircraft the same rights of access, exit, and freedom from landing fees and similar charges enjoyed by the military aircraft under the agreements, such agreements do not have the effect of declaring DOD contract aircraft to be military aircraft or any other form of state aircraft. A major reason for this policy is the lack of statutory authority for assumption of liability by the US Government on a routine basis for tort claims arising from the activities of contract aircraft. A state must accept full responsibility for the operation of its state aircraft. The US Government has neither the operational control nor legal authority to meet this responsibility with respect to contract airlift.

2.1. ARTICLE 35: The clearance of contractor over flights must also take into account Article 35 of the Chicago Convention. Article 35 provides that munitions of war may not be carried into or over a state by commercial aircraft without permission of that state. States may define, by regulation, what constitutes munitions and implements for purposes of Article 35. Accordingly, in order to avoid claims from states that we are violating or circumventing Article 35, contractors should ascertain whether any state in which the contractor will land or over fly requires special clearance of the flight because of the nature of the military cargo being carried.

3.0. RESPONSIBILITY: Except as indicated in paragraph 5.0., AMC Acquired Clearances, below, the contractor shall obtain over flight and landing clearances for their aircraft. Contractors should use the clearance procedures depicted for nonscheduled commercial aircraft in IFIM. Contractors shall work directly with their commercial clearance counterparts and should not request clearances through the USDAO, unless required, as specified in the IFIM or FCG.

4.0. TYPES OF CLEARANCES: Diplomatic clearances used in the operation of AMC missions include: blanket, landing and over flights on individual request, and clearances for mission transporting hazardous cargo. Missions must comply with requested itinerary, timing, entry and exit points and route on individual request.

5.0. AMC ACQUIRED CLEARANCES: 618 TACC/XOCZD (hereinafter referred to as XOCZD) obtains diplomatic clearances for commercial contractors on AMC missions for the following locations due to host nation or USDAO requirements:

•                  Spain: landing and over flight clearances

•                  Turkey: landing and over flight clearances

•                  Egypt: landing at military airfields only

•                  Saudi Arabia: landing and over flight clearances

•                  Qatar: landing and over flight clearances

5.1. MISSION CHANGES: Most countries are ICAO specific. This means that the clearances issued by that country are specific for the route submitted. In particular, clearances are explicit for the locations where the aircraft

Attachment 1
28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1

is coming from and going to. If any change in routing occurs, the contractor shall notify the planner prior to execution. During mission execution, the contractor shall notify 618 TACC/XOC Global Operations. At all times, changes to a mission shall be sent to OL-F or OL-G, and planner(s) in XOP, XOO or XOG or 618 TACC/XOC Global Operations, as appropriate.

6.0. ENTRY AND EXIT REQUIREMENTS: For AMC obtained clearances, the carrier shall submit through their 618 TACC planner, their routing to include entry and exit points with times for those countries requiring this information. If a change to the routing is required, refer to paragraph 5.1, Mission Changes.

7.0. CIRCUMNAVIGATING: Contractors should plan their routing to avoid sensitive countries, i.e. Switzerland, Austria and Russia.

8.0. CALL SIGN USE: If a contractor is on an AMC mission, the REACH call sign can only be used on a mission segment in which XOCZD has obtained clearances for at least one location, provided it is not used past the longest validity window for one of the countries AMC has obtained the clearances for.

8.1. EXAMPLE 1: KDOV-ETAR-OBBI-ETAR-KDOV. In this situation XOCZD would obtain Saudi over flight clearance, and the contractor would obtain all other locations. The REACH call sign can be used on the segment from ETAR-OBBI and from OBBI-ETAR for all countries involved, given that it is not used beyond the validity window that the Saudi clearances is good for (even though the Egypt clearance that the contractor receives is going to have a longer validity). On the segments from KDOV-ETAR and ETAR-KDOV, the contractor must use their own carrier call sign.

8.2. EXAMPLE 2: KDOV-LPLA-LERT-OKBK-LERT-LPLA-KDOV. XOCZD will obtain clearances for Spain, and Saudi. The REACH call sign can be used for the entire mission. Keep in mind that on the segment from LERT-OKBK-LERT it cannot be used past the longest validity window of all the clearance locations AMC obtained.

9.0. 618 TACC/XOCZD ASSISTANCE: XOCZD will direct assistance to the appropriate USDAO to resolve problems when contractors have not received action in a reasonable amount of time. It must be understood that the depending upon country requirements, the USDAO may not be able to resolve clearance issues.

10.0. AMC’s AUTOMATIC E-MAIL: AMC has established an e-mail program to provide accurate and timely diplomatic clearance information to the contractors. The e-mails are auto-generated from the GDSS database every three hours as changes occur. E-mail includes a current itinerary and diplomatic clearance information. USTRANSCOM/TCAQ-C maintains the e-mail list. Contractors should keep their email addresses current and are encouraged to use organizational addresses versus personnel addresses due to personnel turn over and office absences.

11.0. CONTACT INFORMATION:

•	International Clearances:
	Commercial: (618) 229-3008
	FAX: (618) 229-0154
	Email: tadip@scott.af.mil
	Toll Free: 1-800-AIR-MOBL
•	Contingency Missions:	(618)	229-0320
	Channel Missions:	(618)	229-0321
	SAAM and Exercise Missions:	(618)	229-0323

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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SOLICITATION NO:  HTC711-09-R-0004

CONTRACT NO:  HTC711-09-D-5004

APPENDIX 5

CIVIL RESERVE AIR FLEET (CRAF) ACTIVATION

1.0.    DESCRIPTION OF SERVICES: The contractor shall provide all management, supplies, equipment, and personnel necessary to support CRAF activation as outlined in this appendix. The CO will resolve any situation or subject not covered herein.

2.0.    GOVERNING DOCUMENT: Unless otherwise addressed in this appendix, the directives and procedures outlined in the basic PWS shall apply.

2.1.    AIRCRAFT OPERATIONS: Aircraft supporting DOD airlift requirements during CRAF activation shall be operated in accordance with appropriate Federal Aviation Regulations (FARs) and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of USTRANSCOM, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR.

2.2.    AIRCRAFT MAINTENANCE: Maintenance of aircraft during CRAF activation is the responsibility of the operating contractor and shall be performed in accordance with appropriate FARs and such waivers and deviations as applicable. When a FAR deviation is required during operations in support of USTRANSCOM, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under a US Military Contract, for instructions on how to request relief from the specified FAR.

2.3.    AUTHORITY TO ACTIVATE: The contractor’s obligation to perform services hereunder during any period when the CRAF is activated, as described in the agreement, is expressly conditioned on there being in existence a valid determination made pursuant to the provisions of Public Law (PL) 85-804 and Executive Order 10789, as amended, that the national defense shall be facilitated by obligating the Government to indemnify the contractor under the terms and conditions stated in the agreement. Upon aircraft call up, the aircraft as committed under this agreement and requested by the Government shall be positioned at the location(s) directed by the Government.

2.4.    INCREMENTAL ACTIVATION AND DEACTIVATION: The CRAF may be activated/deactivated incrementally or in total, by stage, segment, section, elements, or aircraft. The Government retains the option of activating any portion of each stage or segment, as required. During CRAF activation, USTRANSCOM exercises mission control and the contractor retains operational control.

2.5.    AIRCRAFT CALL UP AND RELEASE: Within each activated stage, segment, and section, USTRANSCOM may select and call up specific aircraft needed to fulfill the DOD airlift requirement. USTRANSCOM may elect to call up only a portion of the available aircraft. If committed aircraft are not designated for call up within 72 hours after CRAF Stage/Section/Element activation, the aircraft remaining in the Stage/Segment/Element shall be released and the contractor shall receive a minimum of five days notice of any subsequent call up, unless a higher stage of CRAF is mandated by DOD contingency requirements. If DOD contingency requirements mandate activation at a higher stage (i.e., Stage II or III for an existing Stage I activation), the five days minimum notification requirement is nullified and the appropriate response time as stated in paragraph 2.10, Response Time, (below) to the newly activated stage shall apply.

2.6. CONTRACTOR DUTIES: The contractor shall:

•                  Respond to requests for airlift missions.

•                  Schedule crews to support assigned mission, and deploy stage crews.

•                  Develop mission itinerary in line with airlift requests and required pickup/delivery times.

•                  Flight follow aircraft flying in support of CRAF.

•                  Forward aircraft arrival/departure/advisory messages and mission status to the 618 TACC and HQ AMC/A3BC.

2.7.    MINIMUM UTILIZATION OF INTERNATIONAL (LONG-RANGE SECTION) SEGMENT:

Contractors with international (long-range) aircraft called up for service shall be guaranteed an average daily utilization of 8 hours for the duration of the call up, or for a minimum of 30 days, whichever is longer. Only aircraft

Attachment 1

28 April 2009

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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called up are guaranteed minimum utilization. USTRANSCOM will give at least 15 days notice of release of an aircraft call up or stage, segment, section, element or aircraft deactivation. Negotiation of compensation for under-utilization shall be in accordance with the procedures outlined in this contract (reference paragraph d(2)(a) of the clause entitled “PRICING”, located in Section B) and shall include all commercial business obtained by the contractor using called up aircraft. Contractors are obligated to utilize their best efforts to obtain commercial business to minimize Government costs during any period of guaranteed utilization including, but not limited to, the 15-day period following notice of release. Contractors may waive these minimum utilization provisions by notifying the CO in writing.

2.8. AIRCRAFT SUBSTITUTION: During CRAF activation, contractors may substitute aircraft of equal capability for aircraft already called up or being called up. Such aircraft must be acceptable to HQ AMC/A3BC and approved for use by the CO.

2.9. VOLUNTEER CONTRACTORS: Contractors may volunteer to perform missions prior to and during CRAF activation. Volunteers supporting contingency requirements prior to CRAF activation, time permitting, may be given the option to be considered activated when the CRAF, and the segment in which their aircraft would normally qualify, is activated, but only to the level of aircraft required. These aircraft may be considered called up first and released last. After volunteers have committed to activation and been called up, additional aircraft, if required, shall be determined and prorated based on mobilization value (MV) of aircraft within the segment and section activated.

2.10. RESPONSE TIME: When the CRAF is activated, response times for contractors shall be 24 hours after aircraft call up and mission assignment for Stages I and II and 48 hours for aircraft call up for Stage III. In those cases where all the aircraft in the Stage/Segment/Element are not called, written notification of release from the 24 or 48 hour response requirement will be given within 72 hours of the activation of the applicable portion(s) of CRAF. USTRANSCOM shall provide a minimum of 5 calendar days notice for subsequent call up of those aircraft released. If DOD contingency requirements mandate a higher stage of CRAF activation, the 5 day minimum notification requirement is nullified and the 24 hour response to Stage II or 48 hours response to Stage III will apply. When the AE segment is activated for Stages II and III, contractors shall, upon notification of aircraft call up, have 48 hours to reconfigure aircraft in baseline status and deliver to the Aeromedical Evacuation Ship Set (AESS) contractor for aeromedical conversion. If required, delivery of one aircraft for conversion per participating company will continue each 24 hours thereafter until all requirements are filled or commitment is exhausted. After the first three aircraft are delivered, the remaining delivery schedule will be established based on the contractor’s ability to accept the aircraft (i.e. maximum on ground (MOG)).

2.11. COMMERCIAL PALLETS: In some cases during CRAF activation, military necessity may require hand loading of passenger baggage on commercial aircraft. Should the need arise; contractors shall be required to furnish commercial pallets to be used as a subfloor for the lower lobes. Notification will be provided by the CO.

3.0. CRAF ACTIVATION PLANNING: Unless otherwise specified in applicable tasking messages, planning for use of CRAF shall be predicated upon the following:

•                  Availability, upon 24-hour notice, of those aircraft identified as Stage I and Stage II resources (except for AE Segment), to perform airlift services as required by the Government.

•                  Availability, upon 48-hour  notice, of those aircraft identified as Stage III resources, to perform airlift services as required by the Government.

•                  Effective C2, through commercial and military communication capabilities.

•                  Use of contractor resources to the maximum extent possible.

The contractor shall develop a company specific CRAF activation checklist detailing the specific actions needed to ensure readiness for meeting mission requirements. This checklist will be reviewed annually and made available to the MOBREP and other key management personnel. A copy of the checklist will be provided to HQ AMC/A3B personnel upon request.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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3.1. SELF-SUPPORT: Contractors are allowed three percent of available ACL, by weight, for necessary self-support. For Extended Twin-Engine Operations (ETOPS) purposes, the ACL is increased to 7.5% for aircraft committed to the AE segment.

3.2. COMMAND AND CONTROL (C2) AGENCY: When requested by HQ AMC/A3BC, contractors shall establish a 24-hour per day C2 agency manned by qualified personnel and located at the contractor’s designated C2 agency. Existing resources shall expand as required to maintain operational control of resources. (Existing resources include, but are not limited to, such items as facilities, personnel, and communication networks.) When requested during CRAF activation, the contractor shall provide the pre-designated MOBREP or TAG personnel to HQ AMC, Scott AFB IL.

3.3. PERSONNEL: The contractor shall furnish, or subcontract for, all personnel required in the performance of operations at commercial facilities. During operations, contractors shall procure, position, supervise, and train their own employees.

3.4. LOADING SUPERVISORS: During CRAF activation, contractors may be required to provide highly qualified and certified aircraft loading supervisory personnel to report where directed by HQ AMC/A3BC. Any decision to position key personnel will be designed to facilitate enhanced airlift movement.

3.5. CREW COMPOSITION: The contractor is required to maintain a minimum 4:1 crew ratio (four qualified flight deck crews per aircraft), exclusive of those with Reserve or National Guard commitments, and material to enable at least 10 hours per day utilization of each aircraft. During CRAF activation, flight deck crewmembers must be US citizens eligible for a SECRET clearance. Within 24-hours of request by the CO or HQ AMC/A3BC, the Contractor shall submit a list of names of eligible crew members to HQ AMC/A3BC. The list will reflect the crew member’s name (last, first, mi), crew position and equipment qualified to fly, and date of birth. Employee number is also desired.. Indigenous personnel may be used to fulfill other personnel requirements in accordance with company policy.

3.6. CIVIL AIRLIFT SUPPORT ELEMENT (CASE): Upon request of 618 TACC, HQ AMC/A3BC shall recruit a team of two to four CASSs, possessing cargo and passenger expertise, and volunteered by civil air contractor resources, who shall augment an USTRANSCOM/TCAQ-C CRG or Expeditionary Airlift Wing at an on-load or off-load site. The CASE shall act as a liaison to facilitate support for commercial aircraft and aircrews as they transit specific airfields.

3.7. LOGISTIC SUPPORT PLANNING: 618 TACC will monitor and coordinate logistic support effectiveness under the airline self-support concept. If the airline cannot self-support, they may request logistic support from USTRANSCOM on an as available basis.

3.8. POL FACILITIES AND RESUPPLY CAPABILITY: When available, USTRANSCOM will provide adequate POL facilities and resupply capability at all planned contingency bases. If fuel cannot be made available, suitable alternate airfields will be recommended. Report deficiencies to 618 TACC.

4.0. CRAF ACTIVATION NOTIFICATION AND CONTRACTOR ACTIONS: CRAF activation messages are transmitted over commercial circuits to each contractor. Minimum actions to be taken by the contractor upon receipt of each message are as follows:

4.1.  CRAF ACTIVATION WARNING MESSAGE: Upon receipt of this message, contractors shall ensure:

•                  Personnel are assigned to its operations control center so as to provide 24-hour coverage.

•                  Personnel who have been requested by 618 TACC/CC shall report where directed by HQ AMC/A3BC (See AMCI 10-402, para 3-5, Manpower and Personnel).

4.1.1. STAGE I, II and III ACTIVATION WARNING MESSAGE: Upon receipt of these messages, contractors shall:

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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•                  Review the operational and maintenance status of all company aircraft allocated to support Stage I and II of CRAF.

•                  Prepare to recall and mobilize aircraft and aircrews designated to participate in Stages I and II.

•                  Review personnel support requirements.

•                  Review the availability of aircraft spares and support equipment.

•                  Ensure DOD navigation route kits are current and available for use.

•                  Ensure all personnel scheduled to travel overseas have a current and valid US passport or an application for a passport. Follow preparatory requirements to issue Geneva Convention Cards.

•                  Issue Geneva Convention Cards, during Stage I and II activation, at the direction of HQ AMC/A3BC.

4.2. STAGE I, II, and III ACTIVATION MESSAGE: Upon receipt of this message, contractors shall:

•                  Ensure Geneva Convention Identification cards have been issued, as appropriate, to noncombatant contractor personnel who are transiting war regions and are subject to becoming prisoners of war.

•                  Prepare and standby for aircraft call up and AMC airlift mission assignments.

•                  Acknowledge agreement with time and tail numbers of aircraft called up, by writing initials on the message. Acknowledged copy shall be returned either via fax to the CO at 618-256-2804 or via email to ustcaq-ccraf@ustranscom.mil.

5.0. NAVIGATION ROUTE KITS: Upon activation of any stage of the CRAF, the contractor shall place a navigation route kit (hard copy or Flight information Publications DVD) aboard each aircraft called up, and it shall remain with the aircraft during operations.

5.1. ENROUTE COMMAND COMMUNICATION PROCEDURES:  The TALCE Commander or senior AMC representative will ensure the aircrew receives the following: associated hands-on training and issue of GCWDE accomplished by designated disaster preparedness personnel, if directed by HQ AMC/A3BC; the latest available communications information concerning the proposed route of flight; the latest intelligence information associated with the route of flight, destination, alternate(s) and divert bases(s); and enough authentication material (tables) to cover the following 72 hours. Authentication documents shall be made available to flight deck aircrew members at military bases provided they are flying a mission directly related to the activation and have proper identification. These documents shall be treated as classified and disposed of IAW classified disposal procedures.

5.2. ROUTE SUPPORT: During CRAF activation, military and commercial transport aircraft flying in support of the contingency shall receive the same priority.

5.2.1. ROUTE (GROUND) SUPPORT TRAFFIC: During CRAF activation, route (ground) support traffic shall be assigned the same movement priority as AMC route (ground) support traffic.

5.3. DEFICIENCIES IN SUPPORT: Deficiencies in support requirements at commercial airports during CRAF activation shall be reported to the HQ AMC/A3BC.

5.4. MATERIAL HANDLING EQUIPMENT (MHE): 618 TACC will be responsible for assuring availability of adequate cargo and passenger MHE, to support planned workload at all on-load and off-load locations.

5.4.1. CONTRACTOR-PROVIDED MHE: When required, contractors shall be tasked to provide wide-body MHE from their resources, when available, if compatible military equipment cannot be pre-positioned.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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5.4.2. CONTRACTOR-POSITIONING OF MHE: Positioning of contractor MHE will normally be the contractor’s responsibility.

5.4.3. GOVERNMENT-POSITIONING OF MHE: AMC CAT Logistics Cell will position MHE that exceeds the contractor capability to position.

5.4.4. PAYMENT FOR MHE: Payment to contractors for use of MHE and equipment operators shall be settled under the authority of the Changes Clause of this agreement.

5.5. REGROUP OPERATIONS: Aircraft and resources shall be considered dispersed in place and regrouped in accordance with the provisions of this attachment and HQ AMC/A3BC.

5.5.1. PRESERVATION OF AIRLIFT RESOURCES: When planning for employment of civil airlift augmentation during a national emergency, consideration must be given to the preservation of airlift resources.

5.5.2. AIRCRAFT IN FLIGHT: Aircraft in flight over CONUS shall be dispersed to safe haven bases, as directed by ATC authorities. If such dispersal plans are implemented, operations will be in accordance with the requirements of that portion of the Emergency Security Control of Air Traffic (ESCAT) plan which is in effect. If any part of the ESCAT plan is ordered while dispersal is in progress, dispersal operations will be revised as required to comply with ESCAT. When conditions permit, company management shall retain control of the dispersed aircraft and shall direct re-assembly of aircraft at predetermined regroup operating bases, or dispatch to specified on-load bases. Airlift mission assignments will then come from 618 TACC and be routed through the contractor corporate management and operations personnel.

5.5.3. NORTH AMERICAN AEROSPACE DEFENSE (NORAD): NORAD Instruction 10-41(S), Wartime Safe Passage of Friendly Military Aircraft, provides the safe passage procedures for aircraft departing from and returning to the CONUS. Specific IFF/SIF instructions are detailed in the “NORAD Master SPINS” Document. Allocated aircraft that are offshore when safe passage procedures are implemented shall divert to the nearest base listed below, or as directed by ATC, to obtain specific procedural information required for penetration and operation in the NORAD area. Base operations at one of the following locations shall provide the NORAD information prior to departing for entry into the NORAD defense area. 618 TACC will work with the HQ AMC/A3BC and contractor operations personnel to ensure that appropriate classified Safe Passage and IFF/SIF information is made available to contractors.

•                  ATLANTIC AREA. Incirlik AB, Turkey; and Lajes Field, Azores.

•                  PACIFIC AREA. Andersen AFB, Guam; Yokota AB, Japan; Kadena AB, Okinawa; Hickam AFB, Hawaii; Elmendorf AFB/Cold Bay Air Force Specialty (AFS) (714 ACWS), Alaska. (If aircraft is on the ground at Anchorage International, contact Elmendorf AFB. If aircraft is airborne within the Alaska area, divert to AFS.)

5.5.4. DISPERSED AIRCRAFT: Once a copy of the appropriate NORAD Safe Passage procedures is obtained, dispersed aircraft identified in paragraph 5.6.2., Aircraft in Flight, above shall be directed to a CONUS regroup base, or a CONUS on-load base.

5.6. TRAFFIC AND TERMINAL SERVICES: During CRAF activation, all APOE functions required will be provided by the responsible AMC Expeditionary Mobility Task Force (EMTF) — CONUS.

5.7. COMMUNICATIONS NETWORKS: Reliable continuous communications service is necessary to support mission control. The contractor shall provide additional point-to-point circuits essential to contractor operations.

5.7.1. GLOBAL HIGH FREQUENCY (HF) SYSTEM: Existing USAF Global HF System facilities shall be used as an alternate when commercial facilities are not available. Frequencies for USAF Global HF System stations are listed in the current DOD FLIP.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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5.7.2. AIRCRAFT COMMUNICATIONS: Contractor aircraft shall be capable of communicating with US Air Force Communications Control Stations as outlined in the current FLIP enroute supplement, National, and International section.

6.0. AEROMEDICAL EVACUATION (AE): The aeromedical capability of USTRANSCOM includes the B-767 aircraft modified with the Aeromedical Evacuation Ship Set (AESS). The AESS installation contractor is the holder of the STC for the installation of the AESS. The air contractor shall deliver the aircraft in baseline configuration to the AESS installation contractor who will install the AESS. The engineering documentation, approval, and FAA certification to comply with the delivery of the aircraft in baseline configuration is the sole responsibility the air contractor. The aircraft shall be delivered by the air contractor in Type Certification and have a current airworthiness certificate.

6.1 P-31 / P-32 POWER PANEL MODIFICATIONS: The AESS is connected to the aircraft’s electrical system through electrical modifications which shall be installed by the air contractor. This modification includes connectors, cable assemblies, and circuit breakers associated with the P-31 and P-32 aircraft power panels. The air contractor may utilize a government furnished electrical modification kit to perform the power panel modifications. It is the responsibility of the air contractor to determine the suitability of the GFE kit and the air contractor may elect to develop and install their own power panel modification kit in lieu of using the GFE kit. The power panel modification requirements are established in specification 89CD0161. The air contractor shall, concurrently with the delivery of the aircraft in baseline configuration, deliver a modified electrical load analysis to the AESS installation contractor validating the availability of the required CRAF-AE electrical power at the new connectors. Circuit breakers shall be properly collared to meet the electrical load requirements of the AESS.

6.2. REQUIRED PERFORMANCE: The AE portion of the program is activated only in Stage II or III. The utilization rate for planning is 13 hours per aircraft per day. When AE aircraft are called up, the air contractor shall position the aircraft to the location of the AESS installation, in baseline configuration, within 48 hours after call up. The air contractor shall baseline the aircraft IAW Specification 89CD0161, Revision N (or the most current revision thereto) and 7590ICD00001, Revision N (or the most current revision thereto). The airline contractor must also comply with the following documents:

• Flight Manual Supplement for B767-200 and -200ER / -300 and -300ER with Civil Reserve Air Fleet Aeromedical Evacuation Set, change 3 dated 19 Nov 2003 (or the most current revision thereto).

• A/A99S-3 Civil Reserve Air Fleet — Aeromedical Evacuation Set Operations Manual 7590-OPS, change 2 dated 11 Oct 2006 (or the most current revision thereto).

• A/A99S-3 Conversion Set Aircraft Mission, Installation Instructions Manual, B767-200 and -200ER / B767-300 and -300ER Aircraft, 7590-I/I change 5 dated 26 June 2007 (or the most current revision thereto). Note: The seat track inspections, which the airline must perform, are shown in section IV Maintenance Practices, 1.0 Operational Maintenance, e. Stanchion Seat Track Maintenance Procedures

• 7590-00000 Revision L (or the most current revision thereto), System Installation — B767

• 7590-42000 Revision D (or the most current revision thereto), Emergency Equipment Installation

• G6157.03.26 Revision A (or the most current revision thereto), Weight & Balance Data

Specifications, drawings, and technical manuals from the AESS installation contractor can be obtained by contacting HQ AMC / A3BC. If the air carrier determines that it cannot comply with all the requirements set forth in the above documents, the air contractor shall immediately notify in writing both HQ AMC/A3BC and the installation contractor.

6.3. INSTALLATION AND REMOVAL OF CRAF AEROMEDICAL EVACUATION SHIP SET (AESS): The AESS installation contractor shall do all unpacking and installation of the CRAF AESS onto the aircraft. If a dispute arises between the air contractor and the AESS installation contractor about the suitability of the aircraft for AESS installation, which cannot be resolved between the air contractor and the AESS installation contractor, the

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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dispute shall immediately be elevated to the CO for resolution. When AE aircraft are no longer required, the air contractor will return the aircraft to the AESS installation contractor site for removal and repackaging of the CRAF AESS. Scheduling of aircraft returning to the AESS installation contractor will be coordinated between the air contractor and the AESS installation contractor. In the event AE aircraft are released from call up in large numbers, HQ AMC/A3BC will be responsible for coordinating with air contractors and the AE installation contractor to establish a priority system for expeditiously processing each aircraft.

6.3.1. POSITIONING AND DEPOSITING: The Government will pay for the positioning and depositioning legs to the specified reconfiguration location IAW USTRANSCOM Aeromedical Airlift Uniform Rates and Rules.

6.4. FAA APPROVED TRAINING PROGRAM: Air contractor shall develop an FAA approved training program to facilitate operation of AE mission under PART 121 of the FARs. When a FAR deviation is required during AE operations in support of USTRANSCOM, refer to FAR Part 119.55, Obtaining Deviation Authority To Perform Operations Under A US Military Contract, for instructions on how to request relief from the specified FAR.

6.5. CONTRACTOR-PROVIDED SERVICES: The air contractor shall provide the following items and services:

•                  A maintenance foreman and aircraft inspector, capable of signing off maintenance write-ups and logbooks, at the AESS installation contractor facility for the entire duration of the installation process.

•                  Floor pallets and cargo netting (767-300ER) or LD-2 containers (767-200ER)  in the aft cargo compartment  as required, to facilitate movement of medical equipment and supplies. Space will also be made available for securing passenger baggage when patients or passengers are transported from the theater of operations to the CONUS.  Note: Per Specification 89CD0161, no stowage is allowed in the forward cargo hold.

•                  One life vest, emergency egress card and airsickness bag for each AECM, Critical Care Air Transport Team (CCATT) and patient listed on the manifest, per aircraft. These life vests will be removed from the seats and placed in the overhead storage compartments when the aircraft is “baselined” by the airline.

•                  Meal service shall be IAW PWS, paragraph 1.1.4, Meal Service. The medical crew will designate which patients can or cannot receive meals or beverages. If special patient meals are necessary, they will be provided from the originating hospital. Additionally, the contractor shall stock excess water above what is normally required for peacetime passenger missions and bouillon. Alcohol is prohibited on AE Flights.

6.6. HAZARDOUS CARGO: Hazardous cargo shall not be permitted on AE flights.

6.7. CERTIFIED MEDICAL EQUIPMENT: Medical equipment shall be certified for in-flight use IAW airworthiness standards maintained at 311 HSW/YAML. Documentation of specific certified equipment is available upon request. Refer to the Operations Manual 7590-OPS and AFI 10-2909 for approved Aeromedical Evacuation Equipment.

6.8. EXECUTION OF FLIGHT: When required, AE aircraft shall be used to return AECMs, approved medical equipment and supplies from CONUS to the theater of operations.

6.8.1. REFUELING AND LIQUID OXYGEN (LOX): Refueling and LOX servicing should normally be accomplished prior to enplaning patients; however, if this is not possible, an emergency crash and rescue vehicle shall be required to stand by the aircraft during concurrent servicing. After the initial LOX servicing by the installation contractor personnel during the AESS installation, military personnel will maintain and service the LOX system.

6.8.2. INFORMATION EXECUTION: The pilot in command, In-flight Manager and Medical Crew Director (MCD) shall exchange the following information at least thirty minutes prior to takeoff: expected enroute weather, enroute flying time, patient status that may affect AE operations, and any additional information that may be pertinent.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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6.8.3. FLIGHT ATTENDANT DUTIES: Contractor flight attendant personnel shall accomplish the following duties:

•                  Direct the AECMs and patients during all ground or in-flight  emergencies.

•                  Accomplish all standard in-flight  briefings, including the addition of remarks that “during a cabin decompression the top litter patient will pass the emergency oxygen mask to the lower litter patients.”

6.8.4. AEROMEDICAL EVACUATION CREW MEMBER (AECM) REQUIREMENTS: AECMs include qualified flight nurses and AE technicians and may be augmented, as required. These medical personnel are responsible for the following:

•                  The MCD is the overall AE mission commander, while the pilot in command retains sole responsibility for safety of flight. Changes in flight profiles will be coordinated between the MCD and the pilot in command, if the situation or time permits. The welfare of the patients is a prime consideration in all such decisions; however, safety is the final determinant. The C2 center shall be advised and guidance requested for all aircraft or medical emergencies that require diversions.

6.8.5. MEDICAL RESTRICTIONS: When possible, 618 TACC/XOGA will relay any altitude or flight restrictions due to medical reasons to the contractor’s C2 agency at least 12 hours prior to flight departure. The MCD will also brief this information to the pilot in command prior to the flight.

6.8.6. MEDICAL EMERGENCIES: The MCD will have the final decision on medical emergencies affecting manifested patients and will ensure that all patients are briefed on AE emergency procedures affecting them. Additionally, they shall perform the following duties:

•                  Enplane and deplane all patients.

•                  Secure all medical equipment.

•                  Collect and properly dispose of all medical wastes. Medical waste shall be collected and stored separately from common waste.

•                  Assist flight attendants and flight crew during aircraft emergencies.

6.8.7. MEDICAL ATTENTION DURING TAKEOFF: Should the medical condition of any patient require attention during takeoff, enroute cruise or landing, and the seat belt sign is on, AECMs shall be secured with straps to the litter and remain standing during these phases of flight.

6.9. AIRCRAFT IDENTIFICATION: For all flights where patients are carried, the aircraft shall use the “Air Evac” call sign.

6.10. CONFIGURATION CONTROL: Configuration drawings covering of all variations and tail numbers associated with the aircraft formally committed to the AE role shall be provided to the AESS installation contractor annually, within three months after the start of this contract and as changes occur thereafter during the life of the contract. This information shall also be provided to HQ AMC/A3BC and the CO. The air contractor shall provide a representative name, office and telephone number to the AESS installation contractor annually or whenever a change in personnel occurs. This representative shall be responsible for maintaining and coordinating the AESS drawings with the AESS contractor who is responsible for installation of the AESS. The AESS installation contractor and HQ AMC/A3BC will be immediately notified by the air contractor of any aircraft modifications to ensure such modifications do not invalidate existing STC compliance. AMC reserves the right to inspect aircraft, documentation, and conduct onsite capability reviews in support of this contract. The AESS installation contractor may accompany HQ AMC personnel on aircraft surveys or discussions with air contractor personnel at to assist HQ AMC in ascertaining compliance with the AE requirements.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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6.10.1. DRAWING SUBMISSION: Contractors initially offering aircraft to the AE segment must provide notice to the Contracting Officer prior to submitting drawings to the AESS installation contractor for evaluation. Acceptance into the AE program will take place once the installation contractor and the air contractor have signed a contract for STC certification of aircraft and provided proof of such to the Contracting Officer. The intent is for the aircraft certification process to take no more than one year. Aircraft AE configuration shall be based on existing AE Ship Set designs and comply with existing STC requirements.

6.10.2. AIRCRAFT CONFIGURATION AND SUBSTITUTION: The Boeing 767—200 series aircraft can be configured with 87 litters and 30+ seats. The Boeing 767-300 series aircraft can be configured with 87 litters and either 47 or 48 seats. Once an aircraft is configured, it cannot be changed by anyone other than a FAA certified aircraft mechanic or engineer with access to the FAA approved Supplemental Type Certificate for that aircraft. During CRAF-AE activation, air contractors may substitute aircraft of equal capabilities for aircraft being called up. Such substitutions must be acceptable to HQ AMC/A3BC and must be approved by the CO. In addition, the specific aircraft must be listed in specification 89CD0161 as approved for AE service.

7.0. CONTRACTOR ENROUTE SUPPORT: During CRAF activation, contractors shall utilize existing contracts and arrangements for aircraft servicing and support to the greatest extent possible. The aircrew shall contact the contractor enroute support station only when such services are not available through normal commercial means, or when special requirements exist (such as classified briefings, materials issue/storage, the hands-on training and issue of GCWDE) which exceed normal commercial arrangements.

7.1. CONTRACT PROVISIONS FOR CONTRACTOR ENROUTE SUPPORT: All contractor enroute support services provided in connection with the CRAF shall be through provisions of a contract modification. The 618 TACC and/or HQ AMC/A3 will request contractor enroute support at select stations as required during CRAF activation. The CO shall issue a contract modification for stations activated.

7.1.1. CONTRACTOR ENROUTE SUPPORT SERVICES: The contractor providing enroute support shall act as the primary agent for any enroute services required, whether specifically providing them or acquiring them through alternative sources. Should appropriate support be unavailable, the contractor providing enroute support should contact AMC C2 and the CO, either directly through CRAF contractor operations or by any other expeditious means.

7.1.1.1. CIVIL AIRCRAFT SUPPORT: Contractor enroute support services consist of ensuring ground support for all civil aircraft and crews participating in US military airlift operations. Services performed by the enroute support contractor will vary from station to station depending upon the services provided and the workload involved.

7.1.1.2. DOD AIRCRAFT SUPPORT: USTRANSCOM may occasionally request contractor enroute support or limited services for DOD aircraft. Should a priority determination be required, the contractor providing enroute support shall communicate with 618 TACC or USTRANSCOM/TCAQ-C for further guidance.

7.2. GCWDE MANAGEMENT: Contractor crew members transiting an Intermediate Staging Base (ISB) enrooute to the Area o Operations (AOR) will be issued GCWDE equipment and be trained in its use by ISB Operations Support Team (OST) members (disaster preparedness specialists and normally military personnel or DOD employees). After exiting the AOR and returning through the ISB, the contractor crewmembers will return the GCWDE equipment, and as necessary, provide an intelligence debrief to OST personnel.

7.3. LIMITING FACTORS: The contractor providing enroute support shall advise USTRANSCOM/TCAQ-C of any limiting factors that may affect the CRAF mission flow. When required, USTRANSCOM will take action to mitigate these limitations.

7.4. BILLING INFORMATION:

7.4.1. PERIOD OF OBLIGATION AND LIMITS OF PAYMENTS FOR SERVICES: A Change Order to the contract shall specify period of obligation and the limits of payments for services.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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7.4.2. CHARGES TO THE CONTRACTOR ENROUTE SUPPORT STATION: CRAF contractors, other than the primary contractor providing enroute support, shall bill the primary contractor for the costs incurred. Any contractor disputes will be mediated by the CO.

7.4.3. CHARGES TO THE GOVERNMENT: USTRANSCOM/TCAQ-C or 618 TACC will provide a planning forecast of anticipated traffic for each contractor enroute support station designated. Normally, the contractor enroute support operations at a given station should be self-sustaining, provided an accurate traffic forecast is generated. In the event such traffic is not generated, the contractor enroute support station may charge the excess cost to the US Government in accordance with the Change Order limitation.

7.4.3.1. SERVICES REQUIRED BY AMC TO BE NO COST TO USING CONTRACTOR: Normally, civil airlift contractors shall individually coordinate and pay for enroute services required and rendered. However, USTRANSCOM may require the contractor providing general enroute support services to provide or arrange for some or all of the services for CRAF aircraft at no cost to the using CRAF contractor. In such cases, contractor enroute support services are chargeable to the US Government.

**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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